UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
Foresters Investment Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: DECEMBER 31, 2016

Item 1. Reports to Stockholders

The annual report to stockholders follows

Foresters Financial | First Investors Funds

Life Series Funds

- Balanced Income
- Covered Call Strategy
- Equity Income
- Fund For Income
- Government
- Government Cash Management
- Growth & Income
- International
- Investment Grade
- Limited Duration High Quality Bond
- Opportunity
- Real Estate
- Select Growth
- Special Situations
- Total Return

Annual Report **December 31, 2016**

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end or the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005, or by visiting our website at www.foresters.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund* seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about their Trustees.

*Effective October 3, 2016, the Cash Management Fund changed its name to the Government Cash Management Fund.

Foresters Financial™ and Foresters™ are the trade names and trademarks of The Independent Order of Foresters (Foresters), a fraternal benefit society, 789 Don Mills Road, Toronto, Canada M3C 1T9 and its subsidiaries.

Portfolio Managers’ Letter
BALANCED INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Balanced Income Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 6.71%.

Market and Economic Overview

The majority of equity and fixed income markets around the world generated positive returns during the 12 months ended December 31, 2016. However, the trajectory of these returns was very uneven as market sentiment changed several times during the year. U.S. economic growth was also uneven, continuing the post-recession trend of subdued but positive growth.

The year began with a 10% correction in the stock market and a rally in the bond market as weakness in the Chinese economy and stock market, first quarter U.S. growth of only 0.8%, and falling commodity prices created recession and deflation fears. Markets stabilized and the stock market recovered through the summer until Brexit—Great Britain’s unexpected decision to leave the European Union. Stock prices fell, but quickly stabilized as central banks made clear that they would do whatever was necessary to stabilize economic growth. Reacting to very accommodative monetary policy, interest rates fell to historical lows across developed country bond markets. A pickup in U.S. growth in the third quarter to 3.5%, the best quarterly rate in two years, pushed interest rates somewhat higher, while stock prices traded in a range. Following Donald Trump’s unexpected victory in the U.S. Presidential election, the stock market rallied and interest rates increased sharply as markets focused on Trump’s pro-growth agenda. The Federal Reserve (“the Fed”) rate increase in December, the only hike in 2016, had no impact on the markets. Notably, the Fed cited improving labor market indicators as a reason for raising interest rates as the U.S. unemployment rate fell to levels preceding the Great Recession.

Divergence in monetary policies and market expectations of central bank actions was a dominant factor affecting markets throughout the review period. While the Fed tightened its monetary policy, major international central banks continued easing their monetary policies. In particular, the European Central Bank cut its deposit rate to a negative 0.4% rate, expanded its bond-buying program to include corporate bonds, and extended its bond-buying stimulus program by nine months. These moves contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income and strengthened the U.S. dollar.

1

Portfolio Managers’ Letter (continued)
BALANCED INCOME FUND

The Equity Market

Overall, U.S. equities (measured by the S&P 500 Index) posted a strong return of 11.96% for the 12 months ended December 31, 2016. However, stocks had one of the worst starts to the beginning of the year on record, plunging 10.27% by February 11, amid worries about China, global growth and falling oil prices. Most of those fears subsided by mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected. Markets subsequently rebounded, gaining almost 17% by the June 23rd Brexit vote. Momentum paused as markets lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets declined ahead of the U.S. presidential election, but reacted positively to Donald Trump’s unexpected win, focusing on the pro-growth aspects of his agenda.

While all market cap segments posted double-digit returns for the year, small-cap stocks (Russell 2000 Index) had the best performance, returning 21.31%, followed by mid-caps (S&P MidCap 400 Index) at 20.74%. Small-cap stocks in particular benefited from the post-election rally and President-elect Trump’s domestically centered policies. Value stocks outperformed growth stocks, supported by strong performance from Financials at the end of the year.

10 out of 11 S&P 500 sectors were positive in 2016, but with several sector rotations during the period. Energy was the strongest sector at 27.36%. It was weak during the beginning of the year, but recovered during the second half due to rising oil prices. The Healthcare sector, which had performed well for the past several years, was the weakest sector, down 2.69%. Higher yielding stocks, including Utilities and REITs, held up well during the first half of the year, supported by the low yielding environment and lack of other higher yielding options, but were negative during the second half.

International equities experienced wide swings during the review period. Developed markets (MSCI EAFE Index) finished the review period up 5.88% in local currencies and 1.51% in U.S. dollar terms as an appreciating dollar reduced returns for U.S. investors. Emerging markets (MSCI EM Index) had a difficult fourth quarter in 2016, but outperformed developed markets for the year with returns of 10.11% in local currencies and 11.60% in U.S. dollars. For most of the year, negative yields on many international bonds increased demand for emerging market assets. Select emerging markets also benefited from recovering commodity and oil prices.

2

The Bond Market

The broad U.S. bond market returned 2.61% for the year, according to the Bank of America Merrill Lynch US Broad Market Index, notably higher than the 0.60% return delivered in 2015. The benchmark 10-year Treasury note interest rate began the year at 2.27%, fell to an all-time low of 1.36% in July, rose as high as 2.60% following the U.S. election, and closed the year at 2.45%. The two-year Treasury note interest rate moved higher in anticipation of the Fed rate hike, ending the year at 1.19% versus 2015’s closing level of 1.05%. Bond prices move in the opposite direction of interest rates.

The U.S. Treasury market returned 1.14% for the year. The market returned 5.66% during the first half of the year, but lost 3.96% during the fourth quarter selloff.

Investment grade corporate bonds ended the year up 5.96%. The market returned 9.42% between January and August, as many overseas fixed income investors turned to U.S. markets due to low global interest rates. In addition, investment grade corporate bonds benefited from corporate bond buying programs from both the Bank of England and the European Central Bank.

Mortgage-backed bonds returned 1.67%. The sector was buoyed by its additional yield compared to Treasury securities but higher interest rates and prepayments resulted in negative returns on a price basis.

The high yield bond market was the strongest fixed income sector in 2016, returning 17.34%. The sector attracted domestic and overseas investors searching for income. High yield bonds benefited from the rebound in the Energy sector, which comprises the largest sector of the market. The lowest rated high yield bonds (CCC-rated) had the best performance, gaining 37.46%.

Municipal bonds were the weakest fixed income sector in 2016, returning 0.44% for the year. Despite elevated issuance, municipal bonds returned 4.59% between January and August, supported by strong demand. However, this gain was reversed due to record supply in September and October, and—following the elections—concern about lower tax rates under the Trump presidency.

There was wide dispersion among individual international fixed income market returns, depending on their sovereign bond markets and currencies. Overall, international fixed income as measured by the Citi World Government ex U.S. Bond Index was up 1.81%. Although the Index returned 13.50% during the first half of the year, it lost 10.84% during the fourth quarter, as the U.S. dollar rallied strongly in the aftermath of Trump’s victory and interest rates, in general, rose.

3

Portfolio Managers’ Letter (continued)
BALANCED INCOME FUND

The Fund — Fixed Income

For 2016, the Fund had an average asset allocation of 53.2% in fixed income, 38.4% in equities, and 8.5% in money market instruments. With respect to the fixed income allocation, as a percent of total fund assets, the Fund had an average allocation of 32.5% in investment grade corporate bonds, 10.2% in agency mortgage-backed securities, 8.2% in U.S. Government securities, and 2.3% in high yield bonds. The substantial allocation to corporate bonds reflects the income objective of the Fund.

The fixed income holdings returned 4.66%, compared to 2.61% for its benchmark, the Bank of America Merrill Lynch US Broad Market Index. The Fund benefited from its overweight in corporate bonds versus the benchmark as corporate bonds, as measured by the Bank of America Merrill Lynch U.S. Corporate Bond Index, returned 5.96%. The Fund also benefited from the use of Treasury futures to hedge interest rate risk. Given the rise in interest rates and decline in bond prices, particularly in the second half of the year, the interest rate hedge accounted for approximately half of the Fund’s outperformance versus the benchmark. Lastly, the Fund’s exposure to high yield bonds, although a small allocation, provided a boost to returns as the allocation returned 13.4%.

The Fund — Equities

Both absolute and relative performance was positive, reflecting the strength of the Fund’s strategy during the period under review. The Fund’s equity segment, which represented 38.1% of the Fund’s assets as of period end, posted a strong +15.3% total return. The Fund emphasizes high dividend yield as the key determinant in stock selection, and follows a disciplined growth-at-a-reasonable price, catalyst-focused investment process seeking out exceptional long-term total return. As of period end, the Fund’s investments reflected a 3.4% dividend yield, well above the 2% yield of the S&P 500 Index. This strategy benefited the Fund’s returns during the past year. Overall stock selection was strong, with sector allocations also providing some upside. Among key sectors, Technology represented the bright spot for the Fund contributing most to return. Investments in the Financials, Utilities, Materials and Telecommunications sectors also contributed. Among the laggards, shares within the Consumer Discretionary and Healthcare sectors hurt performance. Among market capitalization segments, the Fund’s large-cap stocks outperformed the market, while the small-cap and mid-cap segments underperformed. The Fund had allocated 66% of its equity holdings to large-cap stocks, 18% to mid-cap stocks and 16% to small-cap stocks (ranges defined by Lipper) as of December 31, 2016.

4

Among top performing individual investments, within Technology: Semiconductor equipment provider Applied Materials, which returned +72%, was the Fund’s best overall individual stock. The shares benefited from increasing customer spending outlooks in its memory and display businesses. Shares of telecommunications chipmaker Qualcomm also boosted returns, up +35%, on resolved licensing disputes with Chinese service providers and strong market share gains on new smartphone platforms. Among Financials, bank stocks in particular saw strong gains after the November election on increased hopes for economic expansion, higher interest rate spreads and reduced regulatory pressures. This buoyed Fund holding and bellwether JPMorgan Chase, which returned +35% amidst solid execution and reduced legal and regulatory headwinds, and Discover Financial Services which returned +37% in the year due, in part, to healthy loan growth and steady operational execution. Certain sectors benefited from strong demand for higher-yielding equities—a result of persistent low interest rates. Among Utilities, shares of Black Hills Corporation rallied 32%, and electricity and gas provider Excelon Corporation was up 28%. Within Telecom, service provider giants AT&T and Verizon gained 24% and 15% for the fiscal year, respectively.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

5

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, July 1, 2016, and held for the entire six-month period ended December 31, 2016. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

Fund Expenses (unaudited)
BALANCED INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$1,013.52	$8.65
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.54	$8.67

*	Expenses are equal to the annualized expense ratio of 1.71%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

7

Cumulative Performance Information (unaudited)
BALANCED INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Balanced Income Fund, the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Balanced Income Fund beginning 11/2/15 (commencement of operations) with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the US domestic market, including U.S. Treasuries, quasi-government securities, corporates, covered bonds and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* Average Annual Total Return figures are for the periods ended 12/31/16. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year and Since Inception would have been 6.55% and 4.02%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

8

Portfolio of Investments
BALANCED INCOME FUND
December 31, 2016

Shares		Security	Value
		COMMON STOCKS—38.1%
		Consumer Discretionary—4.4%
84	*	Adient, PLC	$ 4,922
800		American Eagle Outfitters, Inc.	12,136
1,500		DSW, Inc. – Class “A”	33,975
1,700		Ford Motor Company	20,621
942		Johnson Controls International, PLC	38,801
700		L Brands, Inc.	46,088
1,000		Newell Brands, Inc.	44,650
700		Nordstrom, Inc.	33,551
400		Penske Automotive Group, Inc.	20,736
900		Regal Entertainment Group – Class “A”	18,540
2,600		Stein Mart, Inc.	14,248
750		Tupperware Brands Corporation	39,465
100		Whirlpool Corporation	18,177
400		Wyndham Worldwide Corporation	30,548
			376,458
		Consumer Staples—5.8%
1,350		Altria Group, Inc.	91,287
1,200		B&G Foods, Inc.	52,560
900		Coca-Cola Company	37,314
1,576		Koninklijke Ahold Delhaize NV (ADR)	33,080
500		Nu Skin Enterprises, Inc. – Class “A”	23,890
700		PepsiCo, Inc.	73,241
950		Philip Morris International, Inc.	86,916
350		Procter & Gamble Company	29,428
600		Sysco Corporation	33,222
650		Wal-Mart Stores, Inc.	44,928
			505,866
		Energy—1.7%
100		Chevron Corporation	11,770
250		ExxonMobil Corporation	22,565
350		Marathon Petroleum Corporation	17,623
100		Occidental Petroleum Corporation	7,123
700		PBF Energy, Inc. – Class “A”	19,516
150		Phillips 66	12,962
400		Royal Dutch Shell, PLC – Class “A” (ADR)	21,752
150		Schlumberger, Ltd.	12,593
600		Suncor Energy, Inc.	19,614
			145,518

9

Portfolio of Investments (continued)
BALANCED INCOME FUND
December 31, 2016

Shares	Security	Value
	Financials—4.7%
450	Ameriprise Financial, Inc.	$ 49,923
600	Berkshire Hills Bancorp, Inc.	22,110
300	Chubb, Ltd.	39,636
800	Discover Financial Services	57,672
600	JPMorgan Chase & Company	51,774
700	MetLife, Inc.	37,723
350	PNC Financial Services Group, Inc.	40,936
900	U.S. Bancorp	46,233
1,550	Waddell & Reed Financial, Inc. – Class “A”	30,241
550	Wells Fargo & Company	30,311
		406,559
	Health Care—4.2%
1,150	Abbott Laboratories	44,171
1,100	AbbVie, Inc.	68,882
1,300	GlaxoSmithKline, PLC (ADR)	50,063
600	Johnson & Johnson	69,126
850	Merck & Company, Inc.	50,040
2,400	Pfizer, Inc.	77,952
		360,234
	Industrials—4.3%
400	3M Company	71,428
1,400	General Electric Company	44,240
400	Honeywell International, Inc.	46,340
1,200	Koninklijke Philips NV (ADR)	36,684
300	Lockheed Martin Corporation	74,982
900	Mobile Mini, Inc.	27,225
500	Textainer Group Holdings, Ltd.	3,725
2,400	Triton International, Ltd.	37,920
250	United Technologies Corporation	27,405
		369,949
	Information Technology—6.2%
800	Apple, Inc.	92,656
1,950	Cisco Systems, Inc.	58,929
1,000	Intel Corporation	36,270
250	International Business Machines Corporation	41,497
1,200	Maxim Integrated Products, Inc.	46,284
1,450	Microsoft Corporation	90,103
1,000	QUALCOMM, Inc.	65,200

10

Shares or
Principal
Amount	Security	Value
	Information Technology (continued)
1,400	Symantec Corporation	$ 33,446
1,750	Travelport Worldwide, Ltd.	24,675
700	Western Digital Corporation	47,565
		536,625
	Materials—.9%
500	International Paper Company	26,530
250	Praxair, Inc.	29,298
400	RPM International, Inc.	21,532
		77,360
	Real Estate—2.0%
1,500	Brixmor Property Group, Inc. (REIT)	36,630
950	Chesapeake Lodging Trust (REIT)	24,567
2,950	FelCor Lodging Trust, Inc. (REIT)	23,629
1,900	Sunstone Hotel Investors, Inc. (REIT)	28,975
1,000	Tanger Factory Outlet Centers, Inc. (REIT)	35,780
1,000	Urstadt Biddle Properties, Inc. – Class “A” (REIT)	24,110
		173,691
	Telecommunication Services—1.5%
1,750	AT&T, Inc.	74,427
1,100	Verizon Communications, Inc.	58,718
		133,145
	Utilities—2.4%
500	Black Hills Corporation	30,670
600	Duke Energy Corporation	46,572
850	Exelon Corporation	30,166
1,200	NiSource, Inc.	26,568
550	SCANA Corporation	40,304
500	WEC Energy Group, Inc.	29,325
		203,605
Total Value of Common Stocks (cost $3,051,965)		3,289,010
	CORPORATE BONDS—35.2%
	Automotive—.6%
$ 50M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	49,770
	Chemicals—.6%
50M	Dow Chemical Co., 4.25%, 11/15/2020	53,001

11

Portfolio of Investments (continued)
BALANCED INCOME FUND
December 31, 2016

Principal
Amount	Security	Value
	Energy—.6%
$ 50M	Magellan Midstream Partners, LP, 5%, 3/1/2026	$ 54,928
	Financial Services—3.8%
100M	American International Group, Inc., 3.75%, 7/10/2025	100,823
50M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	54,220
50M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	52,222
	General Electric Capital Corp.:
50M	3.1%, 1/9/2023	50,715
50M	6.75%, 3/15/2032	66,660
		324,640
	Financials—10.0%
100M	Bank of America Corp., 5.875%, 2/7/2042	121,294
100M	Capital One Financial Corp., 3.75%, 4/24/2024	101,461
50M	Citigroup, Inc., 4.5%, 1/14/2022	53,369
50M	Deutsche Bank AG, 3.7%, 5/30/2024	48,699
100M	General Motors Financial Co., 5.25%, 3/1/2026	105,236
50M	Goldman Sachs Group, Inc., 3.625%, 1/22/2023	51,140
50M	JPMorgan Chase & Co., 4.5%, 1/24/2022	53,958
	Morgan Stanley:
50M	5.5%, 7/28/2021	55,463
50M	7.25%, 4/1/2032	67,917
50M	U.S. Bancorp, 3.6%, 9/11/2024	51,004
50M	Visa, Inc., 3.15%, 12/14/2025	50,276
	Wells Fargo & Co.:
50M	5.606%, 1/15/2044	56,777
50M	3.9%, 5/1/2045	47,544
		864,138
	Food/Beverage/Tobacco—1.8%
	Anheuser-Busch InBev Finance, Inc.:
100M	4.7%, 2/1/2036	105,516
50M	4.9%, 2/1/2046	54,258
		159,774
	Food/Drug—1.2%
100M	CVS Health Corp., 3.875%, 7/20/2025	103,342
	Health Care—1.2%
100M	Gilead Sciences, Inc., 3.65%, 3/1/2026	101,509

12

Principal
Amount	Security	Value
	Information Technology—2.2%
$ 50M	Apple, Inc., 2.5%, 2/9/2025	$ 48,098
100M	Microsoft Corp., 3.7%, 8/8/2046	94,394
50M	Oracle Corp., 2.95%, 5/15/2025	49,068
		191,560
	Manufacturing—.6%
50M	Johnson Controls International, PLC, 5%, 3/30/2020	53,837
	Media-Broadcasting—1.8%
150M	Comcast Corp., 4.25%, 1/15/2033	156,373
	Real Estate—2.2%
50M	AvalonBay Communities, Inc., 3.5%, 11/15/2024	50,471
100M	Boston Properties, LP, 2.75%, 10/1/2026	91,625
50M	Simon Property Group, LP, 3.375%, 10/1/2024	50,516
		192,612
	Retail-General Merchandise—2.1%
50M	Amazon.com, Inc., 4.8%, 12/5/2034	55,199
100M	Home Depot, Inc., 5.875%, 12/16/2036	126,577
		181,776
	Telecommunications—1.2%
50M	AT&T, Inc., 3.8%, 3/15/2022	51,317
50M	Verizon Communications, Inc., 5.15%, 9/15/2023	55,366
		106,683
	Transportation—2.3%
75M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	86,329
100M	Cummins, Inc., 4.875%, 10/1/2043	111,511
		197,840
	Utilities—3.0%
50M	Dominion Resources, Inc., 3.9%, 10/1/2025	51,139
100M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	99,596
50M	Ohio Power Co., 5.375%, 10/1/2021	55,916
50M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	49,462
		256,113
Total Value of Corporate Bonds (cost $3,102,431)		3,047,896

13

Portfolio of Investments (continued)
BALANCED INCOME FUND
December 31, 2016

Principal
Amount or
Shares	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—7.3%
	Fannie Mae:
$144M	3%, 4/1/2046 – 6/1/2046	$ 143,120
307M	3.5%, 11/1/2045 – 6/1/2046	315,053
115M	4%, 10/1/2035 – 7/1/2046	121,432
50M	4.5%, 1/18/2047 (a)	53,787
Total Value of Residential Mortgage-Backed Securities (cost $646,080)		633,392
	VARIABLE AND FLOATING RATE NOTES†—5.2%
	Municipal Bond
300M	Illinois St. Fin. Auth. Rev., 0.7%, 7/1/2038	300,000
150M	Valdez, AK Marine Term. Rev., 0.67%, 12/1/2033	150,000
Total Value of Variable and Floating Rate Notes (cost $450,000)		450,000
	U.S. GOVERNMENT OBLIGATIONS—4.9%
425M	U.S. Treasury Notes, 0.8278%, 1/31/2018 (cost $425,626) †	426,289
	EXCHANGE TRADED FUNDS—2.4%
2,350	ishares iBoxx USD High Yield Corporate Bond ETF (ETF)
	(cost $193,522)	203,392
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—5.8%
	Federal Home Loan Bank:
$300M	0.45%, 2/1/2017	299,882
200M	0.47%, 2/7/2017	199,905
Total Value of Short-Term U.S. Government Agency Obligations (cost $499,787)		499,787
Total Value of Investments (cost $8,369,411)	98.9%	8,549,766
Other Assets, Less Liabilities	1.1	99,024
Net Assets	100.0%	$8,648,790

*	Non-income producing

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

†	Interest rates on adjustable rate bonds are determined and reset periodically. The interest rates shown are the rates in effect of December 31, 2016.

14

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

Futures contracts outstanding at December 31, 2016:

				Value at
Number of			Value at	December 31,	Unrealized
Contracts	Type	Expiration	Trade Date	2016	Appreciation
1	5 Year U.S.	Mar. 2017	$117,812	$117,948	$ 135
	Treasury Note
5	10 Year U.S.	Mar. 2017	622,813	624,155	1,342
	Treasury Note
2	U.S. Treasury	Mar. 2017	302,891	304,444	1,552
	Long Bond
					$3,029

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

15

Portfolio of Investments (continued)
BALANCED INCOME FUND
December 31, 2016

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$3,289,010	$—	$—	$3,289,010
Corporate Bonds	—	3,047,896	—	3,047,896
Residential Mortgage-Backed
Securities	—	633,392	—	633,392
Variable and Floating Rate Notes	—	450,000	—	450,000
U.S. Government Obligations	—	426,289	—	426,289
Exchange Traded Funds	—	203,392	—	203,392
Short-Term U.S. Government
Agency Obligations	—	499,787	—	499,787
Total Investments in Securities*	$3,289,010	$5,260,756	$—	$8,549,766

Other Assets
Futures Contracts	$3,131	$—	$—	$3,131

*	The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

16	See notes to financial statements

Portfolio Managers’ Letter
COVERED CALL STRATEGY FUND

Dear Investor:

This is the annual report for the First Investors Life Series Covered Call Strategy Fund for the year ended December 31, 2016. The Fund’s return from May 2, 2016 (commencement of operations) through year-end on a net asset value basis was 5.30%.

Market Overview

The U.S. Presidential election results created an equity market with increasing stock dispersion, with Financials, Energy and Industrials outperforming bond-proxy and consumer stocks. Interest rates increased across the yield curve as inflation expectations accelerated. The equity market rally resulted in valuations becoming less attractive based on trailing earnings. However, the prospect for reduced government regulations and lower tax rates could boost earnings for U.S. corporations in 2017. News cycles will likely ebb and flow based on the details of policy changes, which will likely create pockets of market volatility. Given this investment environment, we positioned the portfolio toward stocks likely to benefit from less government regulation, lower corporate tax rates, overseas cash repatriation and the Industrial/Energy/ Manufacturing recovery that has been gaining momentum. The call options, which provide income and downside protection, can help stabilize portfolio returns, with the overall goal of producing a better risk-adjusted total return versus the S&P 500 Index. This strategy should be viewed as a core equity strategy, and can serve as a foundation for investors’ equity allocations. It can be used to reduce the volatility of an overall equity allocation or to allow more optimistic investors to allocate to more aggressive equity strategies in a so-called “barbell” approach.

The Fund

During both the quarter and the year-to-date periods, the Fund outperformed the S&P 500 Index on a return-per-unit-of-risk basis. For example, year-to-date since inception, the Fund returned 6.6% with a standard deviation of 6.7%. The S&P 500 Index returned 9.2% with a standard deviation of 10.9%, an inferior risk-adjusted return versus the Fund.

The Fund’s higher quality equity holdings and downside protection from the call options were the keys to producing a higher return-per-unit-of-risk and reducing risk by more than one third compared to the S&P 500 Index. Due to the income and risk-reducing characteristics of the call options, the Fund produced a superior Sharpe ratio relative to the S&P 500 Index both quarter-to-date and year-to-date. Put another way, the Fund captured 72% of the return of the S&P 500, but only 62% of the risk of the S&P 500 year-to-date. Compared to the CBOE S&P 500 BuyWrite Index (“BXM”) during the inception year-to-date period, the Fund returned 6.6% versus 6.8% for the BXM Index. The Fund captured 97% of the BXM’s return and 96%

17

Portfolio Managers’ Letter (continued)
COVERED CALL STRATEGY FUND

of the risk, resulting in a slightly higher Sharpe ratio for the Fund versus the BXM, since inception.

In terms of the equity-only attribution since inception on May 2, 2016, the stocks in the Fund outperformed the stocks in the S&P 500 by 116 basis points. The Fund was positively impacted by stock selection during both the year and the quarter. The Fund’s underweight to the Healthcare sector, due to worries over drug price regulation, contributed positively to returns as it was one of the worst performing sectors during the inception-to-date period. Stock selection was strong in Consumer Discretionary but detracted from returns in Consumer Staples. The portfolio changes following the election positively impacted performance, as the Fund’s stocks continued to outperform the S&P 500 after the election. The call options detracted from returns in the Financial sector, which returned 21% during the fourth quarter, but made a positive contribution in Consumer Staples.

Outlook

Given the dispersion in sector performance, active management of option positions created a wide range for strike price selection in recent months. For more stable names, we have kept strike prices closer to current stock prices, seeking to maximize call premium at the expense of upside capture. With momentum stocks, we sold calls higher in price, seeking upside potential. Such a strategy is likely to continue into 2017 as news from Washington could create sector or company specific price volatility. While the S&P 500’s valuation (trailing P/E = 21.0) may appear to be a head-wind to stock appreciation, that view is offset by regulatory and tax policy changes that could boost earnings, thereby bringing P/E ratios back toward more average levels. That being said, valuation is an important part of our process. For example, the ten largest “low volatility” U.S. equity funds have an average trailing price/earnings (P/E) ratio of 22.9 versus the S&P 500 at 21.0 and our portfolio at 18.4 as of December 31, 2016. We continue to believe reasonably priced large-cap stocks offer the best risk/reward potential going forward, especially when combined with call premiums that can help stabilize returns and provide downside protection.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

18

Fund Expenses (unaudited)
COVERED CALL STRATEGY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$1,053.00	$8.62
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.74	$8.47

*	Expenses are equal to the annualized expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

19

Portfolio of Investments
COVERED CALL STRATEGY FUND
December 31, 2016

Shares		Security	Value
		COMMON STOCKS—99.7%
		Consumer Discretionary—11.2%
300	*	AutoZone, Inc.	$ 236,937
3,400		CBS Corporation – Class “B”	216,308
1,600		Home Depot, Inc.	214,528
1,900		Walt Disney Company	198,018
1,500		Whirlpool Corporation	272,655
			1,138,446
		Consumer Staples—5.0%
800		Kimberly-Clark Corporation	91,296
4,000		PepsiCo, Inc.	418,520
			509,816
		Energy—9.9%
2,700		Chevron Corporation	317,790
6,500		Halliburton Company	351,585
5,000		Valero Energy Corporation	341,600
			1,010,975
		Financials—20.7%
3,500		American Express Company	259,280
16,500		Bank of America Corporation	364,650
800		BlackRock, Inc.	304,432
1,600		Goldman Sachs Group, Inc.	383,120
5,100		JPMorgan Chase & Company	440,079
7,000		U.S. Bancorp	359,590
			2,111,151
		Health Care—17.5%
1,400	*	Allergan, PLC	294,014
1,800		Amgen, Inc.	263,178
3,100		Cardinal Health, Inc.	223,107
2,900	*	Express Scripts Holding Company	199,491
3,000		Johnson & Johnson	345,630
10,700		Pfizer, Inc.	347,536
1,100		Zimmer Biomet Holdings, Inc.	113,520
			1,786,476

20

Shares	Security		Value
	Industrials—13.7%
6,900	General Electric Company		$ 218,040
3,400	Honeywell International, Inc.		393,890
800	Lockheed Martin Corporation		199,952
2,600	Raytheon Company		369,200
2,100	Union Pacific Corporation		217,728
			1,398,810
	Information Technology—16.2%
3,600	Apple, Inc.		416,952
12,500	Cisco Systems, Inc.		377,750
1,300	International Business Machines Corporation		215,787
8,000	Oracle Corporation		307,600
5,200	QUALCOMM, Inc.		339,040
			1,657,129
	Materials—3.5%
6,300	Dow Chemical Company		360,486
	Telecommunication Services—2.0%
3,900	Verizon Communications, Inc.		208,182
Total Value of Common Stocks (cost $9,601,881)		99.7%	10,181,471
Other Assets, Less Liabilities		.3	26,535
Net Assets		100.0%	$10,208,006

*	Non-income producing

21

Portfolio of Investments (continued)
COVERED CALL STRATEGY FUND
December 31, 2016

	Expiration	Exercise
CALL OPTIONS WRITTEN—1.8%	Date	Price	Contracts	Value
Allergan, PLC	2/17/17	$205.00	1	$ 1,340
Allergan, PLC	2/17/17	210.00	13	13,650
American Express Company	1/20/17	67.50	2	1,340
American Express Company	1/20/17	75.00	33	4,191
Amgen, Inc.	2/17/17	155.00	17	3,230
Apple, Inc.	2/17/17	120.00	36	7,020
AutoZone, Inc.	1/20/17	800.00	3	2,685
Bank of America Corporation	2/17/17	24.00	165	5,115
BlackRock, Inc.	4/21/17	410.00	8	5,680
Cardinal Health, Inc.	3/17/17	72.50	31	9,765
CBS Corporation	3/17/17	67.50	34	4,760
Chevron Corporation.	2/17/17	115.00	24	11,640
Chevron Corporation.	2/17/17	120.00	3	615
Cisco Systems, Inc.	2/17/17	32.00	125	2,750
Dow Chemical Company	3/17/17	60.00	63	7,497
Express Scripts Holding Company	3/17/17	75.00	1	129
General Electric Company	1/20/17	32.00	69	2,484
Goldman Sachs Group, Inc.	1/20/17	245.00	16	6,672
Halliburton Company	1/20/17	57.50	65	1,690
Home Depot, Inc.	1/20/17	130.00	14	7,224
Home Depot, Inc.	1/20/17	135.00	2	402
Honeywell International, Inc.	3/17/17	120.00	34	7,070
International Business Machines
Corporation	2/17/17	175.00	13	1,846
Johnson & Johnson	1/20/17	115.00	24	4,128
Johnson & Johnson	1/20/17	117.00	6	432
JPMorgan Chase & Company	2/17/17	90.00	51	6,069
Kimberly-Clark Corporation	1/20/17	115.00	8	1,016
Lockheed Martin Corporation	2/17/17	255.00	1	500
Lockheed Martin Corporation	3/17/17	280.00	7	560
Oracle Corporation	1/20/17	41.00	37	74
Oracle Corporation	3/17/17	40.00	43	2,795
PepsiCo, Inc.	1/20/17	105.00	40	4,280
Pfizer, Inc.	1/20/17	35.00	2	6
Pfizer, Inc.	2/17/17	33.00	105	6,090
QUALCOMM, Inc.	1/20/17	70.00	52	624
Raytheon Company	1/20/17	150.00	1	25
Raytheon Company	2/17/17	145.00	3	894
Raytheon Company	5/19/17	160.00	22	3,190
U.S. Bancorp	3/17/17	55.00	70	3,780
Union Pacific Corporation	1/20/17	100.00	21	10,689

22

	Expiration	Exercise
CALL OPTIONS WRITTEN (continued)	Date	Price	Contracts	Value
Valero Energy Corporation	1/20/17	$70.00	21	$ 2,100
Valero Energy Corporation	1/20/17	72.50	29	1,247
Verizon Communications, Inc	6/16/17	52.50	39	9,828
Walt Disney Company	1/27/17	107.00	19	1,216
Whirlpool Corporation	3/17/17	185.00	14	10,920
Whirlpool Corporation	3/17/17	190.00	1	520
Zimmer Biomet Holdings, Inc.	3/17/17	105.00	2	800
Zimmer Biomet Holdings, Inc.	3/17/17	110.00	9	1,719
Total Value of Call Options Written (premium received $209,302)				$182,297

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$10,181,471	$—	$—	$10,181,471
Liabilities
Call Options Written	$(182,297)	$—	$—	$(182,297)

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	23

Portfolio Manager’s Letter
EQUITY INCOME FUND

Dear Investor:

This is the annual report for First Investors Life Equity Income Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 13.28%, including dividends of $0.40 cents per share and capital gains of $0.70 cents per share.

Market and Economic Overview

The majority of equity and fixed income markets around the world generated positive returns during the 12 months ended December 31, 2016. However, the trajectory of these returns was very uneven as market sentiment changed several times during the year. U.S. economic growth was also uneven, continuing the post-recession trend of subdued but positive growth.

The year began with a 10% correction in the stock market and a rally in the bond market as weakness in the Chinese economy and stock market, first quarter U.S. growth of only 0.8%, and falling commodity prices created recession and deflation fears. Markets stabilized and the stock market recovered through the summer until Brexit—Great Britain’s unexpected decision to leave the European Union. Stock prices fell, but quickly stabilized as central banks made clear that they would do whatever was necessary to stabilize economic growth. Reacting to very accommodative monetary policy, interest rates fell to historical lows across developed country bond markets. A pickup in U.S. growth in the third quarter to 3.5%, the best quarterly rate in two years, pushed interest rates somewhat higher, while stock prices traded in a range. Following Donald Trump’s unexpected victory in the U.S. Presidential election, the stock market rallied and interest rates increased sharply as markets focused on Trump’s pro-growth agenda. The Federal Reserve (“the Fed”) rate increase in December, the only hike in 2016, had no impact on the markets. Notably, the Fed cited improving labor market indicators as a reason for raising interest rates as the U.S. unemployment rate fell to levels preceding the Great Recession.

Divergence in monetary policies and market expectations of central bank actions was a dominant factor affecting markets throughout the review period. While the Fed tightened its monetary policy, major international central banks continued easing their monetary policies. In particular, the European Central Bank cut its deposit rate to a negative 0.4% rate, expanded its bond-buying program to include corporate bonds, and extended its bond-buying stimulus program by nine months. These moves contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income and strengthened the U.S. dollar.

The Equity Market

Overall, U.S. equities (measured by the S&P 500 Index) posted a strong return of 11.96% for the 12 months ending December 31, 2016. However, stocks had one of

24

the worst starts to the beginning of the year on record, plunging 10.27% by February 11, amid worries about China, global growth and falling oil prices. Most of those fears subsided by mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected. Markets subsequently rebounded, gaining almost 17% by the June 23rd Brexit vote. Momentum paused as markets lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets declined ahead of the U.S. presidential election, but reacted positively to Donald Trump’s unexpected win, focusing on the pro-growth aspects of his agenda.

While all market cap segments posted double-digit returns for the year, small-cap stocks (Russell 2000 Index) had the best performance, returning 21.31%, followed by mid-caps (S&P MidCap 400 Index) at 20.74%. Small-cap stocks in particular benefited from the post-election rally and President-elect Trump’s domestically centered policies. Value stocks outperformed growth stocks, supported by strong performance from Financials at the end of the year.

10 out of 11 S&P 500 sectors were positive in 2016, but with several sector rotations during the period. Energy was the strongest sector at 27.36%. It was weak during the beginning of the year, but recovered during the second half due to rising oil prices. The Healthcare sector, which had performed well for the past several years, was the weakest sector, down 2.69%. Higher yielding stocks, including Utilities and REITs, held up well during the first half of the year, supported by the low yielding environment and lack of other higher yielding options, but were negative during the second half.

International equities experienced wide swings during the review period. Developed markets (MSCI EAFE Index) finished the review period up 5.88% in local currencies and 1.51% in U.S. dollar terms as an appreciating dollar reduced returns for U.S. investors. Emerging markets (MSCI EM Index) had a difficult fourth quarter in 2016, but outperformed developed markets for the year with returns of 10.11% in local currencies and 11.60% in U.S. dollars. For most of the year, negative yields on many international bonds increased demand for emerging market assets. Select emerging markets also benefited from recovering commodity and oil prices.

The Fund

The Fund primarily invests in dividend-paying stocks and this year, with increased interest rate volatility, the Fund’s dividend-paying stocks performed very well. In 2016, we saw the yield on the 10-year Treasury go from 2.30% in January to a low of 1.31% in July only to rally to 2.62% by the end of December 2016 after the Fed rate increase of 25 basis points. Disappointing GDP numbers started to come out in the beginning of 2016 and the market began to sell off, investors started buying the safety of Treasuries and forced the yield back below 2%. By July, the yield on the 10-year Treasury reached a low of 1.31%. High dividend paying stocks rose as

25

Portfolio Manager’s Letter (continued)
EQUITY INCOME FUND

rates collapsed in late spring. By the end of the summer—with GDP and job growth showing signs of improvement—the Fed began to signal its intention to raise rates by the end of 2016 and the yield on the 10-year Treasury started to rise in anticipation of the rate hike.

The significance of these moves plays a role in the direction of dividend-paying stocks. When interest rates fell over the past few years, fixed income investors looked to dividend-paying equities to supplement their income when money market accounts and CDs no longer offered compelling returns. When interest rates rise and those fixed income products become more competitive with higher yields, investors will likely return to fixed income as they offer lower volatility compared to equities. Investors who could not find adequate yield in fixed income securities bid up higher yielding equities to a point, one could argue, where they were overvalued. Typically, companies with higher yields have much slower earnings growth and such companies offer higher yield as an incentive to invest. The only way to get meaningful stock appreciation is through earnings growth or multiple expansions. We have seen this expansion of multiples mainly in the Utilities, Staples and REIT sectors.

When interest rates rise, the ability of banks to grow earnings also rises. The spread on which banks borrow money and, in turn, lend out to customers widens and banks become more profitable. Sterling Bancorp a small-cap regional bank in the New York area has appreciated over 40% this year. Investors are anticipating stronger loan growth and increased earnings going forward. The Fund’s other regional banks have all outperformed the market significantly: Berkshire Hills, a small Massachusetts bank was up over 30% this year; Prosperity Bankshare, a small bank based in Houston, Texas also benefited from the price of oil recovering from the lows to increase their earning potential; Chubb, a stock we wrote about in last year’s letter played out much as we thought. ACE acquired Chubb last year and assumed Chubb’s name. Earnings have been strong, pricing has been good and the cost cuts have come in at a higher level than expected. The stock is up over 15% in the past 12 months and is one of our biggest financial holdings. We continue to see the benefits of this combination playing out over the coming years especially in a rising interest rate environment.

The Fund’s Healthcare holdings had strong returns this past year, led by our large-cap pharmaceutical holdings. Merck has had a good year, with the stock rising over 15%. Earnings have been strong but Merck’s pipeline has been garnering all the attention lately. Merck recently presented Phase 3 data on Keytruda, their first line lung cancer drug and results were very strong. It is widely believed that Keytruda will become the dominant drug used in the treatment of lung cancer because the data showed superior effectiveness over chemotherapy. This drug, by some estimates, could see sales of over $8 billion in the coming years. Merck’s biggest competitor in the lung cancer space came out with disappointing results solidifying Merck’s dominance for the next few years. Baxalta was a name the Fund owned after it was spun off from our holding in Baxter. Baxalta specializes in hematology, immunology and oncology and was

26

showing nice earnings growth. Shire PLC offered to buy them for $32 billion at the beginning of the year.

A relatively new holding, Applied Materials, was purchased back in March and the stock price is up over 100% from where we made our initial investment. We were able to correctly identify a new spending cycle for semiconductor equipment for two main areas, 3D NAND and the adoption of OLED (organic light emitting diode) display for mobile devices and television. 3D NAND is the next generation for memory chips that will allow for both faster and greater capacity for flash storage. OLED is widely recognized as the best display for both mobile devices and televisions. It is expected that Apple will adopt OLED for its next generation iPhone and Samsung is currently using OLED in their mobile devices. When capacity comes on, and manufacturing yields improve, we will likely see a large adoption of OLED televisions in the coming years. The new wild card is demand from China. Historically, China has not been a player in semiconductor manufacturing, but they are spending heavily to become a factor in global foundry production. With this new market, earnings should be higher than any point in their past.

The Fund also added a new strategy in the past year that we hope will enhance performance in the coming years. We are now selling covered calls on securities we own and are looking to sell at specific prices. Selling covered calls allows the Fund to take in cash for securities we would otherwise be selling in the marketplace and that cash is added to the total return of the security.

As we look forward, we believe dividend-paying stocks should be a focus for any investor. Dividend-paying stocks tend to outperform non-dividend-paying stocks when interest rates are either rising or falling. If we look at stock returns since the 1970s, dividend-paying stocks have outperformed the S&P 500 Index. The Fund is focused on finding those stocks that not only provide yield and stability, but provide dividend growth and appreciation.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

27

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$1,076.61	$4.18
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.12	$4.06

*	Expenses are equal to the annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

28

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Equity Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Equity Income Fund beginning 12/31/06 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/16.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

29

Portfolio of Investments
EQUITY INCOME FUND
December 31, 2016

Shares		Security	Value
		COMMON STOCKS—93.2%
		Consumer Discretionary—9.4%
17,000	*	Acushnet Holdings Corporation	$ 335,070
13,200		American Eagle Outfitters, Inc.	200,244
8,687		CBS Corporation – Class “B”	552,667
17,650		Comcast Corporation – Special Shares “A”	1,218,732
4,800		Delphi Automotive, PLC	323,280
52,450		Ford Motor Company	636,218
2,150		Harman International Industries, Inc.	238,994
8,950		Home Depot, Inc.	1,200,016
21,734		Johnson Controls International, PLC	895,223
4,500		L Brands, Inc.	296,280
6,900		McDonald’s Corporation	839,868
16,837		Newell Brands, Inc.	751,772
4,800		Oxford Industries, Inc.	288,624
23,300		Regal Entertainment Group – Class “A”	479,980
11,016		Time Warner, Inc.	1,063,375
6,500		Tupperware Brands Corporation	342,030
4,300		Walt Disney Company	448,146
2,300		Whirlpool Corporation	418,071
5,300		Wyndham Worldwide Corporation	404,761
			10,933,351
		Consumer Staples—8.6%
4,900		AdvancePierre Foods Holdings, Inc.	145,922
23,800		Altria Group, Inc.	1,609,356
17,600		Coca-Cola Company	729,696
11,700		CVS Health Corporation	923,247
3,850		Dr. Pepper Snapple Group, Inc.	349,079
3,600		Kimberly-Clark Corporation	410,832
20,782		Koninklijke Ahold Delhaize NV (ADR)	436,214
3,666		Kraft Heinz Company	320,115
3,400		Molson Coors Brewing Company	330,854
12,000		PepsiCo, Inc.	1,255,560
16,200		Philip Morris International, Inc.	1,482,138
15,300		Procter & Gamble Company	1,286,424
10,200		Wal-Mart Stores, Inc.	705,024
			9,984,461

30

Shares	Security	Value
	Energy—8.0%
17,200	Chevron Corporation	$ 2,024,440
15,250	ConocoPhillips	764,635
13,500	Devon Energy Corporation	616,545
14,500	ExxonMobil Corporation	1,308,770
8,400	Halliburton Company	454,356
13,400	Marathon Petroleum Corporation	674,690
15,500	Occidental Petroleum Corporation	1,104,065
15,800	PBF Energy, Inc. – Class “A”	440,504
14,400	Royal Dutch Shell, PLC – Class “A” (ADR)	783,072
6,400	Schlumberger, Ltd.	537,280
20,400	Suncor Energy, Inc.	666,876
		9,375,233
	Financials—17.7%
28,800	AllianceBernstein Holding, LP (MLP)	675,360
8,550	American Express Company	633,384
11,500	American International Group, Inc.	751,065
4,050	Ameriprise Financial, Inc.	449,307
22,100	Bank of New York Mellon Corporation	1,047,098
23,650	Berkshire Hills Bancorp, Inc.	871,502
13,567	Chubb, Ltd.	1,792,472
26,300	Citizens Financial Group, Inc.	937,069
14,350	Discover Financial Services	1,034,491
28,270	Financial Select Sector SPDR Fund (ETF)	657,278
13,900	Invesco, Ltd.	421,726
18,100	iShares S&P U.S. Preferred Stock Index Fund (ETF)	673,501
25,300	JPMorgan Chase & Company	2,183,137
22,800	MetLife, Inc.	1,228,692
9,000	PNC Financial Services Group, Inc.	1,052,640
5,400	Prosperity Bancshares, Inc.	387,612
14,500	SPDR S&P Regional Banking (ETF)	805,765
32,200	Sterling Bancorp	753,480
5,400	Travelers Companies, Inc.	661,068
20,600	U.S. Bancorp	1,058,222
17,100	Waddell & Reed Financial, Inc. – Class “A”	333,621
40,850	Wells Fargo & Company	2,251,244
		20,659,734

31

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2016

Shares	Security	Value
	Health Care—10.3%
20,400	Abbott Laboratories	$ 783,564
18,300	AbbVie, Inc.	1,145,946
8,292	Baxter International, Inc.	367,667
6,700	Gilead Sciences, Inc.	479,787
10,050	GlaxoSmithKline, PLC (ADR)	387,026
20,450	Johnson & Johnson	2,356,045
10,412	Medtronic, PLC	741,647
34,020	Merck & Company, Inc.	2,002,757
74,585	Pfizer, Inc.	2,422,521
16,300	Phibro Animal Health Corporation – Class “A”	477,590
3,050	Thermo Fisher Scientific, Inc.	430,355
8,490	Zoetis, Inc.	454,470
		12,049,375
	Industrials—10.6%
5,400	3M Company	964,278
5,600	A.O. Smith Corporation	265,160
12,400	Eaton Corporation, PLC	831,916
2,500	General Dynamics Corporation	431,650
64,930	General Electric Company	2,051,788
11,800	Honeywell International, Inc.	1,367,030
13,300	Industrial Select Sector SPDR Fund (ETF)	827,526
7,800	Ingersoll-Rand, PLC	585,312
12,550	ITT, Inc.	484,054
19,100	Koninklijke Philips NV (ADR)	583,887
3,680	Lockheed Martin Corporation	919,779
13,300	Nielsen Holdings, PLC	557,935
4,350	Snap-On, Inc.	745,025
8,200	United Parcel Service, Inc. – Class “B”	940,048
7,900	United Technologies Corporation	865,998
		12,421,386
	Information Technology—13.8%
9,690	Apple, Inc.	1,122,296
26,000	Applied Materials, Inc.	839,020
5,450	Automatic Data Processing, Inc.	560,151
4,300	Broadcom, Ltd.	760,111
65,200	Cisco Systems, Inc.	1,970,344
25,700	HP Enterprise Company	594,698
26,800	HP, Inc.	397,712
33,300	Intel Corporation	1,207,791

32

Shares		Security	Value
		Information Technology (continued)
13,400		Juniper Networks, Inc.	$ 378,684
6,450		Lam Research Corporation	681,959
9,000		Microchip Technology, Inc.	577,350
43,250		Microsoft Corporation	2,687,555
19,300		QUALCOMM, Inc.	1,258,360
14,400		Silicon Motion Technology Corporation (ADR)	611,712
22,700		Symantec Corporation	542,303
7,500		TE Connectivity, Ltd.	519,600
10,900		Technology Select Sector SPDR Fund (ETF)	527,124
13,200		Western Digital Corporation	896,940
			16,133,710
		Materials—4.1%
16,450		Dow Chemical Company	941,269
10,990		DuPont (E.I.) de Nemours & Company	806,666
25,100	*	Ferro Corporation	359,683
10,700		International Paper Company	567,742
9,600		LyondellBasell Industries NV – Class “A”	823,488
4,300		Praxair, Inc.	503,917
8,200		Sealed Air Corporation	371,788
3,200		Steel Dynamics, Inc.	113,856
6,090		WestRock Company	309,189
			4,797,598
		Real Estate—3.2%
27,800		Brixmor Property Group, Inc. (REIT)	678,876
20,000		Chesapeake Lodging Trust (REIT)	517,200
2,700		Federal Realty Investment Trust (REIT)	383,697
8,850		iShares U.S. Real Estate ETF (ETF)	680,919
17,700		Sunstone Hotel Investors, Inc. (REIT)	269,925
15,400		Tanger Factory Outlet Centers, Inc. (REIT)	551,012
28,900		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	696,779
			3,778,408
		Telecommunication Services—3.8%
49,760		AT&T, Inc.	2,116,293
42,600		Verizon Communications, Inc.	2,273,988
			4,390,281

33

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2016

Shares or
Principal
Amount	Security	Value
	Utilities—3.7%
7,350	American Electric Power Company, Inc.	$ 462,756
19,200	CenterPoint Energy, Inc.	473,088
6,750	Dominion Resources, Inc.	516,982
6,900	Duke Energy Corporation	535,578
21,700	Exelon Corporation	770,133
3,400	NextEra Energy, Inc.	406,164
19,900	PPL Corporation	677,595
8,300	Vectren Corporation	432,845
		4,275,141
Total Value of Common Stocks (cost $76,636,919)		108,798,678
	PREFERRED STOCKS—1.6%
	Financials—.6%
200	Citizens Financial Group, Inc., Series A, 5.5%, 2049	199,000
21,200	JPMorgan Chase & Co., Series Y, 6.125%, 2020	537,420
		736,420
	Health Care—.3%
500	Allergan, PLC, Series A, 5.5%, 2018	381,230
	Real Estate—.7%
11,400	Digital Realty Trust, Inc., Series G (REIT), 5.875%, 2049	272,802
	Urstadt Biddle Properties, Inc., (REIT):
9,000	7.125%, 2049 – Series F	229,500
11,000	6.75%, 2049 – Series G	283,360
		785,662
Total Value of Preferred Stocks (cost $2,019,492)		1,903,312
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.6%
	Federal Home Loan Bank:
$2,000M	0.39%, 1/12/2017	1,999,814
1,000M	0.47%, 2/7/2017	999,524
Total Value of Short-Term U.S. Government Agency Obligations (cost $2,999,278)		2,999,338

34

Principal
Amount	Security		Value
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—1.3%
$1,500M	U.S. Treasury Bills, 0.4475%, 1/26/2017 (cost $1,499,534)		$ 1,499,605
Total Value of Investments (cost $83,155,223)		98.7%	115,200,933
Other Assets, Less Liabilities		1.3	1,484,369
Net Assets		100.0%	$116,685,302

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	MLP	Master Limited Partnership
	REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

35

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2016

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$108,798,678	$—	$—	$108,798,678
Preferred Stocks	1,903,312	—	—	1,903,312
Short-Term U.S. Government
Agency Obligations	—	2,999,338	—	2,999,338
Short-Term U.S. Government
Obligations	—	1,499,605	—	1,499,605
Total Investments in Securities*	$110,701,990	$4,498,943	$—	$115,200,933

*	The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

36	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Life Fund For Income for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 11.12%, including dividends of $0.35 cents per share.

Contrary to 2015, Fund investors in 2016 benefited from attractive returns as high yield came roaring back, largely on stabilization of the Oil and Metals and Mining (coal and iron ore) sectors. These sectors had declined precipitously in 2015 and the first six weeks of 2016 and created an elevated level of high yield company bond defaults, particularly in the first half of the year. In this environment in which risk came back in favor, and in which some of the market’s lowest-rated (and formerly stressed) credits outperformed, the Fund underperformed its benchmark.

The Market

As noted above, U.S. high yield market performance can be divided into two distinct (though uneven) periods over the year. In a continuation from 2015, negative sentiment was particularly pronounced in January as oil prices continued to decline on concerns about a continued supply/demand imbalance and concerns surrounding Chinese growth. In mid-February, sentiment shifted dramatically—and almost without challenge throughout the rest of the year—as oil prices stabilized and concerns about global growth abated. The rally in global risk assets, including U.S. high yield, gathered further impetus after the European Central Bank (“ECB”) announced an increase in the size and scope of its current Quantitative Easing program in addition to cutting rates. While not directly buying U.S. dollar high yield paper, the ECB’s continued stimulus of the European economy provided a clear headwind to Federal Reserve (“the Fed”) rate increases in the U.S. and signaled a likely “lower-for-longer” policy that spurred a global move to corporate credit. Global credit markets experienced inflows for much of the remainder of the year. Investors looked initially to take advantage of attractive valuations after a challenging 2015 and then—even as bond prices appreciated—to capture yield wherever it was available, including in both lower rated and longer duration credit (where the duration of a bond measures its sensitivity to changes in interest rates. Generally, when interest rates increase, bond prices may decrease). Overall, lower rated, stressed, Basic Materials (energy and metals/mining) outperformed from mid-February through much of the rest of the year.

Political risk and interest rate risk appeared poised to derail the market’s strong bid for risk assets throughout the year, but failed to do so in any enduring way. We had hoped that market volatility could create opportunities to invest in bonds that we would find attractive at lower prices, but such opportunities proved uniquely short-lived and self-healing in 2016. Notably, markets wobbled for two days in June with the passage of the Brexit vote, in September, on the back of the market’s sense that the Fed was likely to impose an interest rate increase, and in November upon the

37

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

U.S. election of Donald Trump as its next President. Ironically, as investor surprise at Trump’s election turned into a bid for risk assets that might benefit from increased fiscal spending and lower regulation, the Fed’s bid to raise interest rates became more plausible.

Ultimately, with regard to U.S. interest rates, the bark appeared to be worse than the actual bite the markets feared. The Fed raised rates less than anticipated in 2016. In this environment, high yield—which was able to largely absorb anticipated rate increases through a narrowing spread—fared far better than higher rated paper in October and November. For a brief period prior to the actual Fed Funds rate increase in December, the year’s strong bid for duration waned. By December, the Fed was able to impose a small rate increase largely without impact, allowing risk-on sentiment to take over. However, with renewed economic momentum in the second half of 2016, there is a risk that the Fed will be more active in 2017. We would expect high yield to again hold up better when compared with more duration sensitive assets should that be the case.

The Fund

In this year of split—but ultimately very strong—returns, the Fund outperformed the market when the market was most challenged through mid-February 2016 and underperformed the market in its long, more bullish subsequent phase. This result aligns with our core positioning throughout the year in which we generally kept the Fund less exposed than the market to the Energy and Metals and Mining sectors, and, within those sectors, attempted to find higher quality credits we believed could be more reliable, even if the price of Energy and other commodities did not prove stable at levels that would stem those sectors’ elevated default rates.

Outside of these sectors, we committed significant capital early in the year to less-cyclical, more defensive industries such as Healthcare, Cable/Satellite TV, and Telecommunications. Notably, in the fourth quarter, we had increased energy holdings in the portfolio considerably, finishing the year with a closer-to-market 12% exposure, and reduced Healthcare on worries that the U.S. election could spell uncertainty for healthcare policy going forward. Both of these moves were productive from a relative return perspective. Overall, Energy and Telecommunications contributed the most to portfolio returns during the year, but the Fund had positive returns from the bonds in every industry in which it invested. Despite increased market default activity, the Fund did not experience any defaults. On a relative basis, however, Fund performance lagged due to its lower-than-market exposure to riskier credits—the very positioning that helped protect capital in 2015.

We also maintained a portfolio with lower-than-market duration risk throughout the year, reflecting our overarching goal to create a portfolio that was generally less directional over time than the market, and less susceptible to price challenges imposed by risk-off events, such as interest rate increases. Together, the portfolio’s lower risk

38

energy and commodities exposures and lower duration risk largely account for the year’s underperformance. We believe, however, that as bond prices continued to rise through the year, it was important not to chase yield and risk to keep up with the market. We cannot predict when the market will experience volatility, but we believe it far more valuable in the longer run to be positioned to provide liquidity to the market at those moments than to be fully leveraged to a rising market before such a correction occurs. In short, we have targeted building a portfolio we believe can be more resilient than the market in a re-pricing event, and in which we can take advantage of opportunities we believe are unduly discounted.

Outlook

Fundamental credit risk in the U.S. high yield asset class declined with lower defaults in the second half of 2016 and we expect this to continue in 2017 absent of any macroeconomic shocks. While the credit cycle appears to be maturing, the credit quality of high yield companies is generally still fairly solid, with few companies subject to near-term maturities that could become unduly burdensome. Rather, we believe that challenges to the high yield market are likely to come from any larger event that reduces market liquidity overall. Such an event—whether caused by central bank policy, political outcomes, or even by a single anomalous event such as a terror attack—would likely impact risk assets outside of high yield even more broadly. Further, given paltry yields, U.S. global corporates remain attractive on a relative basis.

It is possible that Europe and Japan will pursue continued monetary policy stimulus while the U.S. attempts to reduce stimulus. Non-U.S. policy could therefore act as an anchor on the long end of the U.S. rate curve, even as fiscal policy looks poised to further stimulate the U.S. economy in a rising rate environment. As always, we seek to lend to companies that we believe will repay us regardless of the outcome of macroeconomic events over which we have little control. While we cannot predict short-term market movements, we believe that thoughtfully-selected, better quality credits remain soundly positioned to absorb economic volatility.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

39

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$1,051.24	$4.54
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.72	$4.47

*	Expenses are equal to the annualized expense ratio of .86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

40

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund For Income and the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Life Series Fund For Income beginning 12/31/06 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

*The Average Annual Total Return figures are for the periods ended 12/31/16.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures from Bank of America Merrill Lynch & Co. and all other figures are from Foresters Investment Management Company, Inc.

41

Portfolio of Investments
FUND FOR INCOME
December 31, 2016

Principal
Amount	Security	Value
	CORPORATE BONDS—88.7%
	Aerospace/Defense—.9%
	Meccanica Holdings USA, Inc.:
$ 275M	7.375%, 7/15/2039 (a)	$ 299,406
100M	6.25%, 1/15/2040 (a)	102,000
525M	Transdigm, Inc., 6.375%, 6/15/2026 (a)	541,800
		943,206
	Automotive—4.4%
200M	Allison Transmission, Inc., 5%, 10/1/2024 (a)	202,500
325M	American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	336,765
250M	Asbury Automotive Group, Inc., 6%, 12/15/2024	256,875
175M	Cooper-Standard Automotive, Inc., 5.625%, 11/15/2026 (a)	173,469
	Dana Holding Corp.:
200M	6%, 9/15/2023	209,750
250M	5.5%, 12/15/2024	256,250
450M	Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023	459,922
200M	Goodyear Tire & Rubber Co., 5%, 5/31/2026	199,588
	Group 1 Automotive, Inc.:
325M	5%, 6/1/2022	322,562
200M	5.25%, 12/15/2023 (a)	199,000
54M	Hertz Corp., 6.75%, 4/15/2019	54,135
200M	IHO Verwaltungs GmbH, 4.125%, 9/15/2021 (a)	202,500
500M	LKQ Corp., 4.75%, 5/15/2023	500,000
450M	Meritor, Inc., 6.25%, 2/15/2024	443,250
425M	Omega U.S. Sub, LLC, 8.75%, 7/15/2023 (a)	446,250
150M	ZF North America Capital, Inc., 4%, 4/29/2020 (a)	156,563
		4,419,379
	Building Materials—.9%
300M	Building Materials Corp., 5.375%, 11/15/2024 (a)	309,750
550M	Griffon Corp., 5.25%, 3/1/2022	559,350
		869,100
	Chemicals—3.6%
200M	A. Schulman, Inc., 6.875%, 6/1/2023 (a)	210,000
	Blue Cube Spinco, Inc.:
125M	9.75%, 10/15/2023	149,375
450M	10%, 10/15/2025	545,625
450M	Platform Specialty Products Corp., 10.375%, 5/1/2021 (a)	499,500
475M	PolyOne Corp., 5.25%, 3/15/2023	484,500
125M	PQ Corp., 6.75%, 11/15/2022 (a)	134,063

42

Principal
Amount	Security	Value
	Chemicals (continued)
$ 125M	Rain CII Carbon, LLC, 8%, 12/1/2018 (a)	$ 125,000
200M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	188,000
175M	TPC Group, Inc., 8.75%, 12/15/2020 (a)	148,750
250M	Trinseo SA, 6.75%, 5/1/2022 (a)	263,125
300M	Tronox Finance, LLC, 6.375%, 8/15/2020	282,000
375M	Univar USA, Inc., 6.75%, 7/15/2023 (a)	389,063
	W.R. Grace & Co.:
175M	5.125%, 10/1/2021 (a)	182,875
75M	5.625%, 10/1/2024 (a)	79,031
		3,680,907
	Consumer Non-Durables—1.2%
250M	Kronos Acquisition Holdings, 9%, 8/15/2023 (a)	250,625
	Reynolds Group Issuer, Inc.:
275M	5.75%, 10/15/2020	283,938
125M	5.125%, 7/15/2023 (a)	127,813
250M	Standard Industries, Inc., 5.5%, 2/15/2023 (a)	260,025
250M	Wolverine World Wide, Inc., 5%, 9/1/2026 (a)	241,250
		1,163,651
	Energy—12.0%
225M	Alta Mesa Holdings, LP, 7.875%, 12/15/2024 (a)	234,000
66M	AmeriGas Finance, LLC, 7%, 5/20/2022	69,589
	AmeriGas Partners, LP:
125M	5.625%, 5/20/2024	128,437
350M	5.5%, 5/20/2025	349,081
275M	5.875%, 8/20/2026	280,500
	Antero Resources Corp.:
125M	5.375%, 11/1/2021	128,281
125M	5.125%, 12/1/2022	126,875
50M	5%, 3/1/2025 (a)	49,150
200M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022 (a)	201,000
75M	Callon Petroleum Co., 6.125%, 10/1/2024 (a)	77,625
200M	Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	206,000
150M	Cheniere Corpus Christi Holdings, 7%, 6/30/2024 (a)	163,125
	Concho Resources Holdings, LLC:
75M	5.5%, 10/1/2022	78,094
100M	5.5%, 4/1/2023	104,130

43

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2016

Principal
Amount	Security	Value
	Energy (continued)
	Continental Resources, Inc.:
$ 400M	4.5%, 4/15/2023	$ 394,000
275M	3.8%, 6/1/2024	255,062
100M	4.9%, 6/1/2044	86,000
	Crestwood Midstream Partners, LP:
350M	6%, 12/15/2020	360,500
250M	6.25%, 4/1/2023	256,250
75M	Diamondback Energy, Inc., 4.75%, 11/1/2024 (a)	73,875
350M	Exterran Partners, LP, 6%, 10/1/2022	341,250
275M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021	276,375
	Genesis Energy, LP:
75M	5.75%, 2/15/2021	76,125
200M	6.75%, 8/1/2022	208,800
25M	6%, 5/15/2023	25,562
100M	5.625%, 6/15/2024	98,750
300M	Gibson Energy, Inc., 6.75%, 7/15/2021 (a)	312,750
300M	Gulfport Energy Corp., 6.375%, 5/15/2025 (a)	304,560
375M	Hilcorp Energy I, 5.75%, 10/1/2025 (a)	381,562
375M	Laredo Petroleum, Inc., 5.625%, 1/15/2022	379,688
200M	Matador Resources Co., 6.875%, 4/15/2023	211,000
	MPLX, LP:
125M	4.5%, 7/15/2023	127,125
100M	4.875%, 12/1/2024	103,133
125M	Murphy Oil Corp., 6.875%, 8/15/2024	133,438
225M	Newfield Exploration Co., 5.375%, 1/1/2026	230,535
50M	NuStar Logistics, LP, 4.8%, 9/1/2020	50,375
250M	Oasis Petroleum, Inc., 6.5%, 11/1/2021	255,938
50M	Parsley Energy, LLC, 6.25%, 6/1/2024 (a)	52,865
75M	PDC Energy, Inc., 6.125%, 9/15/2024 (a)	77,063
25M	Precision Drilling Corp., 6.5%, 12/15/2021	25,500
325M	QEP Resources, Inc., 6.875%, 3/1/2021	346,938
321M	Range Resources Corp., 5%, 8/15/2022 (a)	320,599
225M	Rice Energy, Inc., 6.25%, 5/1/2022	232,313
50M	Rowan Cos., PLC – Series “A”, 7.375%, 6/15/2025	51,125
100M	RSP Permian, Inc., 5.25%, 1/15/2025 (a)	100,750
	Sabine Pass Liquefaction, LLC:
400M	6.25%, 3/15/2022	440,000
225M	5.625%, 4/15/2023	240,188
350M	5.75%, 5/15/2024	377,125
175M	5.625%, 3/1/2025	187,906
200M	5.875%, 6/30/2026 (a)	216,250

44

Principal
Amount	Security	Value
	Energy (continued)
	Southwestern Energy Co.:
$ 100M	5.8%, 1/23/2020	$ 103,500
175M	6.7%, 1/23/2025	179,813
225M	Sunoco, LP, 6.25%, 4/15/2021	229,781
	Targa Resources Partners, LP:
100M	5.25%, 5/1/2023	101,500
250M	4.25%, 11/15/2023	240,313
175M	5.125%, 2/1/2025 (a)	174,344
175M	5.375%, 2/1/2027 (a)	174,125
	Tesoro Logistics, LP:
375M	6.25%, 10/15/2022	399,375
100M	6.375%, 5/1/2024	107,500
250M	Unit Corp., 6.625%, 5/15/2021	243,750
	Weatherford Bermuda, PLC:
100M	4.5%, 4/15/2022	87,250
100M	6.5%, 8/1/2036	80,750
250M	WPX Energy, Inc., 6%, 1/15/2022	257,500
		12,186,663
	Financials—3.0%
	Ally Financial, Inc.:
350M	6.25%, 12/1/2017	363,562
150M	8%, 12/31/2018	164,062
625M	8%, 3/15/2020	709,375
425M	8%, 11/1/2031	495,091
350M	Argos Merger Sub, Inc., 7.125%, 3/15/2023 (a)	357,875
175M	BCD Acquisition, Inc., 9.625%, 9/15/2023 (a)	188,125
474M	Consolidated Energy Finance SA, 6.75%, 10/15/2019 (a)	476,370
100M	CVR Partners, LP, 9.25%, 6/15/2023 (a)	103,375
150M	Dana Financing Luxembourg Sarl, 6.5%, 6/1/2026 (a)	157,125
25M	Icahn Enterprises, LP, 6%, 8/1/2020	25,656
		3,040,616
	Food/Beverage/Tobacco—1.5%
150M	AdvancePierre Foods Holdings, Inc., 5.5%, 12/15/2024 (a)	151,782
325M	Barry Callebaut Services SA, 5.5%, 6/15/2023 (a)	346,626

45

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2016

Principal
Amount	Security	Value
	Food/Beverage/Tobacco (continued)
	Lamb Weston Holdings, Inc.:
$ 125M	4.625%, 11/1/2024 (a)	$ 125,625
100M	4.875%, 11/1/2026 (a)	99,187
300M	Post Holdings, Inc., 7.75%, 3/15/2024 (a)	334,500
400M	Sun Merger Sub, Inc., 5.875%, 8/1/2021 (a)	419,000
		1,476,720
	Food/Drug—.7%
250M	Albertson Cos., LLC, 5.75%, 3/15/2025 (a)	248,125
475M	Rite Aid Corp., 6.125%, 4/1/2023 (a)	512,406
		760,531
	Forest Products/Containers—3.6%
225M	Ardagh Packaging Finance, PLC, 6%, 6/30/2021 (a)	229,781
150M	Ball Corp., 4.375%, 12/15/2020	157,312
275M	Berry Plastics Group, 5.125%, 7/15/2023	281,187
300M	CROWN Americas, LLC, 4.5%, 1/15/2023	307,500
150M	Graphic Packaging International, Inc., 4.875%, 11/15/2022	154,125
450M	Greif, Inc., 7.75%, 8/1/2019	501,750
	Mercer International, Inc.:
50M	7%, 12/1/2019	51,688
200M	7.75%, 12/1/2022	211,000
	Owens-Brockway Glass Container, Inc.:
75M	5%, 1/15/2022 (a)	76,969
75M	5.875%, 8/15/2023 (a)	78,328
250M	5.375%, 1/15/2025 (a)	252,813
50M	6.375%, 8/15/2025 (a)	52,844
	Sealed Air Corp.:
175M	4.875%, 12/1/2022 (a)	180,469
300M	5.25%, 4/1/2023 (a)	312,750
325M	6.875%, 7/15/2033 (a)	332,313
500M	Silgan Holdings, Inc., 5%, 4/1/2020	511,250
		3,692,079
	Gaming/Leisure—2.6%
	International Game Technology, PLC:
200M	5.625%, 2/15/2020 (a)	212,000
200M	6.25%, 2/15/2022 (a)	215,500
200M	6.5%, 2/15/2025 (a)	215,500
75M	Lions Gate Entertainment Corp., 5.875%, 11/1/2024 (a)	76,500

46

Principal
Amount	Security	Value
	Gaming/Leisure (continued)
	NCL Corp., Ltd.:
$ 250M	5.25%, 11/15/2019 (a)	$ 258,050
250M	4.625%, 11/15/2020 (a)	255,625
250M	Regal Entertainment Group, 5.75%, 3/15/2022	262,500
425M	Royal Caribbean Cruises, Ltd., 5.25%, 11/15/2022	456,344
575M	Six Flags Entertainment Corp., 5.25%, 1/15/2021 (a)	588,081
150M	Viking Cruises, Ltd., 6.25%, 5/15/2025 (a)	140,250
		2,630,350
	Health Care—8.1%
	Centene Corp.:
300M	5.625%, 2/15/2021	316,170
250M	6.125%, 2/15/2024	264,062
175M	Community Health Systems, Inc., 7.125%, 7/15/2020	133,927
250M	Concordia Healthcare Corp., 7%, 4/1/2022 (a)	256,250
	DaVita HealthCare Partners, Inc.:
250M	5.75%, 8/15/2022	262,187
250M	5.125%, 7/15/2024	249,844
	Endo Finance, LLC:
175M	3.75%, 1/15/2022 (a)	161,875
225M	6%, 7/15/2023 (a)	198,281
	Fresenius Medical Care U.S. Finance II, Inc.:
150M	5.625%, 7/31/2019 (a)	160,312
100M	4.75%, 10/15/2024 (a)	101,500
	HCA, Inc.:
675M	6.5%, 2/15/2020	740,137
250M	6.25%, 2/15/2021	269,687
25M	7.5%, 2/15/2022	28,437
25M	5.875%, 5/1/2023	26,625
50M	5.375%, 2/1/2025	50,187
350M	5.875%, 2/15/2026	361,375
	HealthSouth Corp.:
175M	5.125%, 3/15/2023	174,125
200M	5.75%, 11/1/2024	203,500
150M	5.75%, 9/15/2025	150,000
300M	Kindred Healthcare, Inc., 8.75%, 1/15/2023	281,625
	LifePoint Health, Inc.:
300M	5.5%, 12/1/2021	312,188
100M	5.875%, 12/1/2023	101,500
175M	5.375%, 5/1/2024 (a)	171,850

47

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2016

Principal
Amount	Security	Value
	Health Care (continued)
	Mallinckrodt Finance SB:
$ 75M	5.75%, 8/1/2022 (a)	$ 72,563
225M	5.5%, 4/15/2025 (a)	202,500
400M	Molina Healthcare, Inc., 5.375%, 11/15/2022	408,000
125M	MPH Acquisition Holdings, 7.125%, 6/1/2024 (a)	131,888
100M	RegionalCare Hospital Partners, 8.25%, 5/1/2023 (a)	100,250
425M	Tenet Healthcare Corp., 6%, 10/1/2020	446,250
100M	Universal Health Services, Inc., 5%, 6/1/2026 (a)	98,000
64M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	63,680
	Valeant Pharmaceuticals International, Inc.:
775M	6.375%, 10/15/2020 (a)	669,647
150M	5.625%, 12/1/2021 (a)	117,000
650M	6.125%, 4/15/2025 (a)	490,750
425M	WellCare Health Plans, Inc., 5.75%, 11/15/2020	436,953
		8,213,125
	Information Technology—4.3%
150M	Anixter, Inc., 5.125%, 10/1/2021	156,750
375M	Belden, Inc., 5.5%, 9/1/2022 (a)	388,125
225M	CEB, Inc., 5.625%, 6/15/2023 (a)	219,375
275M	CommScope Technologies Finance, LLC, 6%, 6/15/2025 (a)	292,875
350M	Equinix, Inc., 5.875%, 1/15/2026	369,250
360M	IAC/InterActiveCorp, 4.875%, 11/30/2018	366,030
	Match Group, Inc.:
275M	6.75%, 12/15/2022	291,156
125M	6.375%, 6/1/2024	132,344
275M	Micron Technology, Inc., 7.5%, 9/15/2023 (a)	305,250
150M	Microsemi Corp., 9.125%, 4/15/2023 (a)	175,500
150M	MSCI, Inc., 5.75%, 8/15/2025 (a)	160,125
	NXP BV:
200M	4.125%, 6/1/2021 (a)	207,000
500M	3.875%, 9/1/2022 (a)	507,500
175M	Open Text Corp., 5.625%, 1/15/2023 (a)	183,750
125M	Sensata Technologies BV, 5%, 10/1/2025 (a)	123,125
425M	Western Digital Corp., 10.5%, 4/1/2024 (a)	503,625
		4,381,780
	Manufacturing—2.6%
325M	Amkor Technology, Inc., 6.375%, 10/1/2022	340,031
225M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	233,437
100M	Boise Cascade Co., 5.625%, 9/1/2024 (a)	99,750

48

Principal
Amount	Security	Value
	Manufacturing (continued)
$ 400M	Brand Energy & Infrastructure Services, Inc., 8.5%, 12/1/2021 (a)	$ 411,000
225M	Cloud Crane, LLC, 10.125%, 8/1/2024 (a)	241,312
175M	Grinding Media, Inc., 7.375%, 12/15/2023 (a)	184,292
425M	H&E Equipment Services, Inc., 7%, 9/1/2022	449,437
	United Rentals, Inc.:
175M	5.875%, 9/15/2026	180,906
175M	5.5%, 5/15/2027	173,906
300M	Zekelman Industries, Inc., 9.875%, 6/15/2023 (a)	336,750
		2,650,821
	Media-Broadcasting—2.4%
	Belo Corp.:
100M	7.75%, 6/1/2027	107,500
25M	7.25%, 9/15/2027	26,562
75M	CBS Radio, Inc., 7.25%, 11/1/2024 (a)	78,937
325M	LIN Television Corp., 5.875%, 11/15/2022	331,500
425M	Nexstar Broadcasting, Inc., 6.125%, 2/15/2022 (a)	442,000
200M	Nexstar Escrow Corp., 5.625%, 8/1/2024 (a)	199,000
	Sinclair Television Group, Inc.:
375M	5.375%, 4/1/2021	387,188
225M	5.125%, 2/15/2027 (a)	214,875
	Sirius XM Radio, Inc.:
400M	5.75%, 8/1/2021 (a)	417,380
250M	6%, 7/15/2024 (a)	261,875
		2,466,817
	Media-Cable TV—7.5%
	Altice Financing SA:
325M	6.625%, 2/15/2023 (a)	334,750
275M	5.375%, 7/15/2023 (a)	286,344
200M	5.5%, 5/15/2026 (a)	204,500
200M	7.5%, 5/15/2026 (a)	208,500
225M	Cable One, Inc., 5.75%, 6/15/2022 (a)	232,312
	CCO Holdings, LLC:
375M	5.125%, 2/15/2023	386,250
500M	5.875%, 4/1/2024 (a)	535,000
425M	5.875%, 5/1/2027 (a)	442,000
	Cequel Communications Holdings I, LLC:
600M	6.375%, 9/15/2020 (a)	619,500
225M	7.75%, 7/15/2025 (a)	248,625

49

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2016

Principal
Amount	Security	Value
	Media-Cable TV (continued)
	Clear Channel Worldwide Holdings, Inc.:
$ 25M	7.625%, 3/15/2020 – Series “A”	$ 24,125
550M	7.625%, 3/15/2020 – Series “B”	551,716
100M	6.5%, 11/15/2022 – Series “A”	100,500
400M	CSC Holdings, LLC, 6.75%, 11/15/2021	431,000
	DISH DBS Corp.:
675M	7.875%, 9/1/2019	750,937
125M	5%, 3/15/2023	124,687
250M	5.875%, 11/15/2024	258,187
100M	7.75%, 7/1/2026	113,000
250M	Gray Television, Inc., 5.875%, 7/15/2026 (a)	248,750
425M	Lynx II Corp., 6.375%, 4/15/2023 (a)	443,594
	Midcontinent Communications & Finance Corp.:
125M	6.25%, 8/1/2021 (a)	131,563
275M	6.875%, 8/15/2023 (a)	294,250
	Numericable Group SA:
225M	6%, 5/15/2022 (a)	231,750
400M	6.25%, 5/15/2024 (a)	403,500
		7,605,340
	Media-Diversified—1.5%
225M	CBS Outdoor Americas Capital, 5.875%, 3/15/2025	236,531
225M	Clearwater Paper Corp., 4.5%, 2/1/2023	221,625
225M	Gannett Co., Inc., 5.125%, 7/15/2020	233,719
175M	Lamar Media Corp., 5.375%, 1/15/2024	182,000
300M	LSC Communication, Inc., 8.75%, 10/15/2023 (a)	302,250
375M	Tribune Co., 5.875%, 7/15/2022	382,969
		1,559,094
	Metals/Mining—5.9%
	Alcoa Nederland Holding, BV:
250M	6.75%, 9/30/2024 (a)	271,875
200M	7%, 9/30/2026 (a)	219,500
	Alcoa, Inc.:
325M	6.15%, 8/15/2020	354,656
25M	5.95%, 2/1/2037	24,444
	Aleris International, Inc.:
260M	7.875%, 11/1/2020	261,950
175M	9.5%, 4/1/2021 (a)	188,562

50

Principal
Amount	Security	Value
	Metals/Mining (continued)
	ArcelorMittal:
$ 225M	10.85%, 6/1/2019	$ 264,375
275M	6.125%, 6/1/2025	302,500
150M	8%, 10/15/2039	165,351
50M	7.75%, 3/1/2041	53,500
200M	Barminco Holdings Property, Ltd., 9%, 6/1/2018 (a)	206,500
250M	Commercial Metals Co., 4.875%, 5/15/2023	252,500
250M	Constellium NV, 7.875%, 4/1/2021 (a)	269,687
250M	First Quantum Minerals, Ltd., 6.75%, 2/15/2020 (a)	250,625
	Freeport-McMoRan, Inc.:
250M	2.375%, 3/15/2018	249,375
350M	3.1%, 3/15/2020	343,000
450M	3.875%, 3/15/2023	415,125
200M	5.45%, 3/15/2043	166,504
	HudBay Minerals, Inc.:
25M	7.25%, 1/15/2023 (a)	25,937
75M	7.625%, 1/15/2025 (a)	78,141
175M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022 (a)	192,937
	Novelis, Inc.:
400M	6.25%, 8/15/2024 (a)	425,000
250M	5.875%, 9/30/2026 (a)	253,125
	Steel Dynamics, Inc.:
175M	5.125%, 10/1/2021	183,390
100M	6.375%, 8/15/2022	104,750
125M	5.5%, 10/1/2024	132,813
300M	Teck Resources, Ltd., 6%, 8/15/2040	286,500
		5,942,622
	Real Estate—2.8%
225M	Care Capital Properties, LP, 5.125%, 8/15/2026 (a)	219,586
275M	Dupont Fabros Technology, LP, 5.625%, 6/15/2023	288,062
	Geo Group, Inc.:
100M	5.875%, 1/15/2022	101,750
100M	5.125%, 4/1/2023	96,500
225M	6%, 4/15/2026	222,187
	Iron Mountain, Inc.:
425M	6%, 8/15/2023	453,687
425M	5.75%, 8/15/2024	438,812
	Lennar Corp.:
175M	4.75%, 4/1/2021	181,563
175M	4.875%, 12/15/2023	174,125
	MPT Operating Partnership, LP:
50M	6.375%, 3/1/2024	52,563
125M	5.25%, 8/1/2026	122,813

51

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2016

Principal
Amount	Security	Value
	Real Estate (continued)
$ 150M	Realogy Group/Co-Issuer, 5.25%, 12/1/2021 (a)	$ 154,500
200M	Starwood Property Trust, Inc., 5%, 12/15/2021 (a)	203,180
75M	Vereit Operating Partnership, LP, 4.875%, 6/1/2026	76,245
		2,785,573
	Retail-General Merchandise—2.6%
	KFC Holding Co.:
150M	5%, 6/1/2024 (a)	153,562
275M	5.25%, 6/1/2026 (a)	279,812
	L Brands, Inc.:
250M	6.875%, 11/1/2035	256,250
450M	6.75%, 7/1/2036	457,875
450M	Landry’s, Inc., 6.75%, 10/15/2024 (a)	457,875
250M	Limited Brands, Inc., 8.5%, 6/15/2019	288,750
175M	Netflix, Inc., 5.5%, 2/15/2022	189,438
200M	Party City Holdings, Inc., 6.125%, 8/15/2023 (a)	210,000
300M	ServiceMaster Global Holdings, Inc., 5.125%, 11/15/2024 (a)	305,250
		2,598,812
	Services—2.3%
275M	ADT Corp., 3.5%, 7/15/2022	263,312
	AECOM:
250M	5.75%, 10/15/2022	265,500
275M	5.875%, 10/15/2024	294,968
	Aramark Services, Inc.:
75M	5.125%, 1/15/2024 (a)	77,531
125M	5.125%, 1/15/2024	129,219
400M	Ashtead Capital, Inc., 6.5%, 7/15/2022 (a)	421,000
175M	Monitronics International, Inc., 9.125%, 4/1/2020	165,813
250M	Prime Security Services Borrower, LLC, 9.25%, 5/15/2023 (a)	272,813
300M	Reliance Intermediate Holdings, LP, 6.5%, 4/1/2023 (a)	317,250
100M	Ritchie Brothers Auctioneers, Inc., 5.375%, 1/15/2025 (a)	102,250
		2,309,656
	Telecommunications—3.6%
	CenturyLink, Inc.:
600M	5.8%, 3/15/2022	615,528
175M	6.75%, 12/1/2023	179,594
200M	Citizens Communications Co., 9%, 8/15/2031	171,500
450M	Frontier Communications Corp., 11%, 9/15/2025	466,312
350M	GCI, Inc., 6.75%, 6/1/2021	360,500

52

Principal
Amount	Security	Value
	Telecommunications (continued)
$ 225M	Qwest Corp., 7.25%, 9/15/2025	$ 241,760
325M	Telesat Canada, LLC, 8.875%, 11/15/2024 (a)	339,625
	Wind Acquisition Finance SA:
275M	4.75%, 7/15/2020 (a)	278,438
675M	7.375%, 4/23/2021 (a)	703,688
	Windstream Services, LLC:
250M	7.5%, 6/1/2022	246,250
100M	6.375%, 8/1/2023	89,750
		3,692,945
	Transportation—1.4%
	Aircastle, Ltd.:
75M	4.625%, 12/15/2018	78,469
575M	6.25%, 12/1/2019	622,437
275M	Fly Leasing, Ltd., 6.375%, 10/15/2021	287,375
225M	Mobile Mini, Inc., 5.875%, 7/1/2024	233,438
200M	XPO Logistics, Inc., 6.125%, 9/1/2023 (a)	209,750
		1,431,469
	Utilities—3.5%
	AES Corp.:
75M	8%, 6/1/2020	87,562
275M	7.375%, 7/1/2021	307,697
250M	5.5%, 3/15/2024	255,625
150M	6%, 5/15/2026	153,000
	Calpine Corp.:
150M	5.375%, 1/15/2023	147,375
75M	5.75%, 1/15/2025	72,750
	Dynegy, Inc.:
100M	6.75%, 11/1/2019	102,250
275M	7.375%, 11/1/2022	264,000
219M	FirstLight Hydro Generating, 8.812%, 10/15/2026	234,545
58M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	63,001
275M	NGL Energy Partners, LP, 7.5%, 11/1/2023 (a)	285,313
	NRG Energy, Inc.:
75M	6.25%, 7/15/2022	75,563
200M	7.25%, 5/15/2026 (a)	200,000
225M	6.625%, 1/15/2027 (a)	213,750

53

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2016

Principal
Amount	Security	Value
	Utilities (continued)
$ 200M	NRG Yield, Inc., 5%, 9/15/2026 (a)	$ 192,000
342M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	370,241
525M	Talen Energy Supply, LLC, 4.625%, 7/15/2019 (a)	500,063
		3,524,735
	Wireless Communications—5.8%
	Hughes Satellite Systems Corp.:
100M	5.25%, 8/1/2026 (a)	98,250
125M	6.625%, 8/1/2026 (a)	125,937
	Inmarsat Finance, PLC:
150M	4.875%, 5/15/2022 (a)	146,625
200M	6.5%, 10/1/2024 (a)	203,500
400M	Intelsat Jackson Holdings SA, 8%, 2/15/2024 (a)	413,000
	Level 3 Financing, Inc.:
200M	6.125%, 1/15/2021	207,750
75M	5.125%, 5/1/2023	75,469
75M	5.25%, 3/15/2026 (a)	74,438
250M	MetroPCS Wireless, Inc., 6.625%, 11/15/2020	255,938
	Neptune Finco Corp.:
400M	10.125%, 1/15/2023 (a)	463,000
200M	6.625%, 10/15/2025 (a)	219,000
225M	SBA Communications Corp., 4.875%, 9/1/2024 (a)	222,750
	Sprint Communications, Inc.:
250M	9%, 11/15/2018 (a)	276,250
150M	7%, 3/1/2020 (a)	163,125
600M	7%, 8/15/2020	637,566
650M	6%, 11/15/2022	656,500
350M	Sprint Corp., 7.875%, 9/15/2023	374,500
	T-Mobile USA, Inc.:
675M	6.25%, 4/1/2021	703,688
75M	6.125%, 1/15/2022	79,313
450M	6.625%, 4/1/2023	478,125
		5,874,724
Total Value of Corporate Bonds (cost $87,413,533)		89,950,715

54

Principal
Amount	Security	Value
	LOAN PARTICIPATIONS†—8.3%
	Automotive—.4%
$ 102M	Cooper-Standard Automotive, Inc., 3.58769%, 11/2/2023	$ 103,232
249M	Federal-Mogul Corp., 4%, 4/15/2018	249,466
		352,698
	Building Materials—.3%
312M	Builders FirstSource, Inc., 4.75%, 7/31/2022	315,339
	Energy—.3%
300M	Jonah Energy, LLC, 7.5%, 5/12/2021	285,750
	Financials—.4%
363M	Lightstone Generation, LLC, 6.5%, 12/15/2023 (b)	368,496
	Food/Beverage/Tobacco—.1%
50M	Chobani, LLC, 5.25%, 10/9/2023	50,750
	Food/Drug—.9%
	Albertson’s, LLC:
299M	4.24706%, 12/21/2022	300,399
188M	4.75%, 6/22/2023	189,057
430M	Rite Aid Corp., 4.875%, 6/21/2021	431,433
		920,889
	Gaming/Leisure—.2%
218M	Seminole Hard Rock Entertainment, Inc., 3.5%, 5/14/2020	219,456
	Health Care—.4%
	Community Health Systems, Inc.:
86M	3.75%, 12/31/2019	84,255
159M	4%, 1/27/2021	154,497
209M	ExamWorks Group, Inc., 4.75%, 7/27/2023	211,046
		449,798
	Information Technology—1.9%
494M	Avast Holdings BV, 5%, 9/30/2022	502,288
775M	Dell International, LLC, 4%, 9/7/2023	787,549
246M	Global Payments, Inc., 3.10561%, 4/22/2023	248,690
153M	Match Group, Inc., 5.5%, 11/16/2022	155,613
250M	Telenet Financing USD, LLC, 3%, 1/31/2025	251,016
		1,945,156

55

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2016

Principal
Amount	Security	Value
	Media-CableTV—.3%
$ 329M	CSC Holdings, LLC, 5%, 10/9/2022	$ 332,597
	Media-Diversified—.4%
419M	Tribune Media Co., 3.75%, 12/27/2020	423,879
	Retail-General Merchandise—1.4%
500M	Bass Pro Group, LLC, 5.75%, 11/4/2023 (b)	496,015
437M	Burger King/Tim Hortons, 3.75%, 12/10/2021	441,984
499M	Harbor Freight Tools USA, Inc., 4%, 8/18/2023	505,920
		1,443,919
	Services—.6%
82M	Brickman Group, Ltd., LLC, 4%, 12/18/2020	82,837
499M	Safway Group Holdings, LLC, 5.75%, 8/21/2023	506,751
		589,588
	Utilities—.5%
345M	Calpine Corp., 3.59%, 5/27/2022	346,560
175M	Dayton Power & Light Co., 4%, 8/24/2022	177,625
		524,185
	Wireless Communications—.2%
250M	Intelsat Jackson Holdings, Ltd., 3.75%, 6/30/2019	242,266
Total Value of Loan Participations (cost $8,353,006)		8,464,766
	PASS-THROUGH CERTIFICATES—.7%
	Transportation
631M	American Airlines 13-2 B PTT, 5.60%, 1/15/2022 (cost $641,424) (a)	655,316
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.5%
1,500M	Federal Home Loan Bank, 0.5%, 1/27/2017 (cost $1,499,458)	1,499,629
Total Value of Investments (cost $97,907,421)	99.2%	100,570,426
Other Assets, Less Liabilities	.8	856,892
Net Assets	100.0%	$101,427,318

56

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at December 31, 2016.

Summary of Abbreviations:
	PTT	Pass-Through Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$89,950,715	$—	$89,950,715
Loan Participations	—	8,464,766	—	8,464,766
Pass-Through Certificates	—	655,316	—	655,316
Short-Term U.S. Government
Agency Obligations	—	1,499,629	—	1,499,629
Total Investments in Securities*	$—	$100,570,426	$—	$100,570,426

*	The Portfolio of Investments provides information on the industry categorization of corporate bonds, loan participations and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	57

Portfolio Managers’ Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Government Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 0.48%, including dividends of $0.21 cents per share.

Market and Economic Overview

The majority of equity and fixed income markets around the world generated positive returns during the 12 months ended December 31, 2016. However, the trajectory of these returns was very uneven as market sentiment changed several times during the year. U.S. economic growth was also uneven, continuing the post-recession trend of subdued but positive growth.

The year began with a 10% correction in the stock market and a rally in the bond market as weakness in the Chinese economy and stock market, first quarter U.S. growth of only 0.8%, and falling commodity prices created recession and deflation fears. Markets stabilized and the stock market recovered through the summer until Brexit—Great Britain’s unexpected decision to leave the European Union. Stock prices fell, but quickly stabilized as central banks made clear that they would do whatever was necessary to stabilize economic growth. Reacting to very accommodative monetary policy, interest rates fell to historical lows across developed country bond markets. A pickup in U.S. growth in the third quarter to 3.5%, the best quarterly rate in two years, pushed interest rates somewhat higher, while stock prices traded in a range. Following Donald Trump’s unexpected victory in the U.S. Presidential election, the stock market rallied and interest rates increased sharply as markets focused on Trump’s pro-growth agenda. The Federal Reserve (“the Fed”) rate increase in December, the only hike in 2016, had no impact on the markets. Notably, the Fed cited improving labor market indicators as a reason for raising interest rates as the U.S. unemployment rate fell to levels preceding the Great Recession.

Divergence in monetary policies and market expectations of central bank actions was a dominant factor affecting markets throughout the review period. While the Fed tightened its monetary policy, major international central banks continued easing their monetary policies. In particular, the European Central Bank cut its deposit rate to a negative 0.4% rate, expanded its bond-buying program to include corporate bonds, and extended its bond-buying stimulus program by nine months. These moves contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income and strengthened the U.S. dollar.

The Bond Market

The broad U.S. bond market returned 2.61% for the year, according to the Bank of America Merrill Lynch US Broad Market Index, notably higher than the 0.60% return delivered in 2015. The benchmark 10-year Treasury note interest rate began

58

the year at 2.27%, fell to an all-time low of 1.36% in July, rose as high as 2.60% following the U.S. election, and closed the year at 2.45%. The two-year Treasury note interest rate moved higher in anticipation of the Fed rate hike, ending the year at 1.19% versus 2015’s closing level of 1.05%. Bond prices move in the opposite direction of interest rates.

The U.S. Treasury market returned 1.14% for the year. The market returned 5.66% during the first half of the year, but lost 3.96% during the fourth quarter selloff.

Investment grade corporate bonds ended the year up 5.96%. The market returned 9.42% between January and August, as many overseas fixed income investors turned to U.S. markets due to low global interest rates. In addition, investment grade corporate bonds benefited from corporate bond buying programs from both the Bank of England and the European Central Bank.

Mortgage-backed bonds returned 1.67%. The sector was buoyed by its additional yield compared to Treasury securities but higher interest rates and prepayments resulted in negative returns on a price basis.

The high yield bond market was the strongest fixed income sector in 2016, returning 17.34%. The sector attracted domestic and overseas investors searching for income. High yield bonds benefited from the rebound in the Energy sector, which comprises the largest sector of the market. The lowest rated high yield bonds (CCC-rated) had the best performance, gaining 37.46%.

Municipal bonds were the weakest fixed income sector in 2016, returning 0.44% for the year. Despite elevated issuance, municipal bonds returned 4.59% between January and August, supported by strong demand. However, this gain was reversed due to record supply in September and October, and—following the elections—concern about lower tax rates under the Trump presidency.

There was wide dispersion among individual international fixed income market returns, depending on their sovereign bond markets and currencies. Overall, international fixed income as measured by the Citi World Government ex U.S. Bond Index was up 1.81%. Although the Index returned 13.50% during the first half of the year, it lost 10.84% during the fourth quarter, as the U.S. dollar rallied strongly in the aftermath of Trump’s victory and interest rates, in general, rose.

The Fund

The Fund invests in general government-related securities. The majority of the Fund’s assets were invested in agency MBS securities, agency CMBS bonds, Treasuries and agency securities.

The Bank of America Merrill Lynch U.S. Mortgage-Backed Securities Index returned 1.67% and was the best performing sector. The Bank of America Merrill Lynch U.S.

59

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

Agency Index returned 1.50%. Treasuries had the worst sector returns with total returns of 1.14%.

Agency MBS outperformance was mostly due to their yield advantage within the government-related sector. Although Agency MBS supply surprised to the upside with $200bn in net issuance, we saw healthy MBS demand out of domestic banks and foreign investors. The Fed continued to reinvest principal pay-downs back in the sector, further boosting demand. The period under review was characterized by volatile spread movement, although we ended the period with tighter spreads.

Within the Conventional MBS market, performance was somewhat mixed. 30-year 3% coupon agency MBS had the best performance (total returns of 2.03%) in lower coupons; while 30-year 6% coupon agency MBS led the higher coupon performance with total returns of 2.25%. Within the GNMA space, better performance also came from 3% coupon (total returns of 2.15%) agency MBS; while 30-year 5.5% coupon and 6% coupon led higher coupons with total returns of 2.72% and 3.09% respectively. 30-year medium coupons (4% and 4.5%) lagged in both conventional and GNMA sectors.

During the period under review the Fund had an average allocation to Agency MBS of 45%, Agencies 22.2%, Treasuries 17.5%, Agency CMBS 8.2%, Agency Collateralized Mortgage Obligations 2.3% and Cash 4.8%. The Fund underperformed its benchmark, the Citigroup Government and Mortgage Index, during the period under review. Broadly, the Fund’s underperformance was mainly driven by a slight underweight in agency MBS relative to the Index. The Fund was also underweight 30-year 3% coupon (best performing lower coupon) agency MBS relative to the Index. The Fund’s duration was short relative to the Index during the first half of the period. This resulted in poor relative performance as yields significantly increased during the first half of the period under review. Another performance detractor was that the Fund’s duration was extended during the second half of the year, a period during which yields backed up significantly.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

60

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$972.56	$3.67
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.42	$3.76

*	Expenses are equal to the annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

61

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Government Fund and the Citigroup U.S. Government/Mortgage Index.

The graph compares a $10,000 investment in the First Investors Life Series Government Fund beginning 12/31/06 with a theoretical investment in the Citigroup U.S. Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/16. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 0.33%, 0.46% and 2.92%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

62

Portfolio of Investments
GOVERNMENT FUND
December 31, 2016

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—44.9%
	Fannie Mae—34.1%
$ 4,616M	3%, 7/1/2021 – 10/1/2046	$ 4,642,707
2,824M	3.5%, 11/1/2028 – 6/1/2046	2,910,646
1,575M	4%, 10/1/2035 – 11/1/2045	1,664,407
268M	4.5%, 11/1/2040 – 8/1/2041	290,079
322M	5.5%, 7/1/2034 – 10/1/2039	363,529
146M	9%, 11/1/2026	165,357
		10,036,725
	Freddie Mac—2.7%
148M	3.5%, 2/1/2046	151,564
464M	4%, 12/1/2040 – 7/1/2044	488,334
142M	4.5%, 5/1/2044	152,336
		792,234
	Government National Mortgage Association I
	Program—8.1%
429M	4%, 11/15/2025 – 8/15/2041	455,252
483M	4.5%, 12/15/2039 – 6/15/2040	526,680
930M	5%, 6/15/2033 – 4/15/2040	1,035,175
189M	5.5%, 2/15/2033 – 1/15/2036	212,831
139M	6%, 11/15/2032 – 4/15/2036	160,235
		2,390,173
Total Value of Residential Mortgage-Backed Securities (cost $13,239,717)		13,219,132
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—23.8%
	Fannie Mae:
770M	1.125%, 7/20/2018	770,130
125M	1.375%, 2/26/2021	122,637
300M	1.5%, 11/30/2020	296,404
850M	1.625%, 11/27/2018	856,567
400M	1.875%, 9/24/2026	367,974

63

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2016

Principal
Amount	Security	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
	Federal Farm Credit Bank:
$ 550M	1.7%, 2/6/2019	$ 554,603
300M	2.125%, 3/6/2019	305,346
200M	4.875%, 1/17/2017	200,355
	Federal Home Loan Bank:
750M	1.03%, 9/28/2018	746,109
1,000M	1.625%, 10/7/2021	978,809
	Freddie Mac:
800M	0.875%, 3/7/2018	799,055
1,000M	1.25%, 8/1/2019	996,261
Total Value of U.S. Government Agency Obligations (cost $7,083,790)		6,994,250
	U.S. GOVERNMENT OBLIGATIONS—17.4%
12M	FDA Queens, LP, 6.99%, 6/15/2017 (a)	11,704
300M	U.S. Treasury Bonds, 2.5%, 2/15/2046	266,654
	U.S. Treasury Notes:
500M	1.125%, 8/31/2021	483,174
1,095M	1.375%, 10/31/2020	1,081,719
300M	1.5%, 3/31/2023	288,311
650M	1.625%, 2/15/2026	607,458
1,260M	1.875%, 8/31/2022	1,245,554
630M	2%, 2/15/2025	613,290
520M	2.5%, 5/15/2046	462,130
120M	U.S. Treasury Strips, 3.061%, 11/15/2036 †	65,582
Total Value of U.S. Government Obligations (cost $5,315,325)		5,125,576
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—8.2%
	Fannie Mae—5.3%
500M	2.369%, 7/25/2026	475,863
200M	2.4994%, 9/25/2026	190,561
381M	2.996%, 11/1/2022	393,390
500M	3.84%, 5/1/2018	511,924
		1,571,738

64

Principal
Amount	Security	Value
	Federal Home Loan Mortgage Corporation—2.9%
	Multi-Family Structured Pass-Through:
$ 170M	2.454%, 8/25/2023	$ 169,073
379M	2.849%, 3/25/2026	377,247
300M	3.08%, 1/25/2031	292,730
		839,050
Total Value of Commercial Mortgage-Backed Securities (cost $2,535,427)		2,410,788
	COLLATERALIZED MORTGAGE
	OBLIGATIONS—2.3%
	Fannie Mae:
153M	3%, 10/25/2042	155,146
482M	4%, 2/25/2025	512,269
Total Value of Collateralized Mortgage Obligations (cost $677,175)		667,415
	SOVEREIGN BONDS—1.0%
300M	Ukraine Government Aid Bonds, 1.471%, 9/29/2021 (cost $300,000)	293,998
Total Value of Investments (cost $29,151,434)	97.6%	28,711,159
Other Assets, Less Liabilities	2.4	699,990
Net Assets	100.0%	$29,411,149

(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

†	Zero coupon obligations shown at effective yield at December 31, 2016.

65

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$13,219,132	$—	$13,219,132
U.S. Government Agency
Obligations	—	6,994,250	—	6,994,250
U.S. Government Obligations	—	5,125,576	—	5,125,576
Commercial Mortgage-Backed
Securities	—	2,410,788	—	2,410,788
Collateralized Mortgage
Obligations		667,415	—	667,415
Sovereign Bonds	—	293,998	—	293,998
Total Investments in Securities	$—	$28,711,159	$—	$28,711,159

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

66	See notes to financial statements

Portfolio Manager’s Letter
GOVERNMENT CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Government Cash Management Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 0.00% and the Fund maintained a $1.00 net asset value per share throughout the year.

Market and Economic Overview

The majority of equity and fixed income markets around the world generated positive returns during the 12 months ended December 31, 2016. However, the trajectory of these returns was very uneven as market sentiment changed several times during the year. U.S. economic growth was also uneven, continuing the post-recession trend of subdued but positive growth.

The year began with a 10% correction in the stock market and a rally in the bond market as weakness in the Chinese economy and stock market, first quarter U.S. growth of only 0.8%, and falling commodity prices created recession and deflation fears. Markets stabilized and the stock market recovered through the summer until Brexit—Great Britain’s unexpected decision to leave the European Union. Stock prices fell, but quickly stabilized as central banks made clear that they would do whatever was necessary to stabilize economic growth. Reacting to very accommodative monetary policy, interest rates fell to historical lows across developed country bond markets. A pickup in U.S. growth in the third quarter to 3.5%, the best quarterly rate in two years, pushed interest rates somewhat higher, while stock prices traded in a range. Following Donald Trump’s unexpected victory in the U.S. Presidential election, the stock market rallied and interest rates increased sharply as markets focused on Trump’s pro-growth agenda. The Federal Reserve (“the Fed”) rate increase in December, the only hike in 2016, had no impact on the markets. Notably, the Fed cited improving labor market indicators as a reason for raising interest rates as the U.S. unemployment rate fell to levels preceding the Great Recession.

Divergence in monetary policies and market expectations of central bank actions was a dominant factor affecting markets throughout the review period. While the Fed tightened its monetary policy, major international central banks continued easing their monetary policies. In particular, the European Central Bank cut its deposit rate to a negative 0.4% rate, expanded its bond-buying program to include corporate bonds, and extended its bond-buying stimulus program by nine months. These moves contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income and strengthened the U.S. dollar.

67

Portfolio Manager’s Letter (continued)
GOVERNMENT CASH MANAGEMENT FUND

The Fund

Money market reform was the key theme in 2016 as regulatory changes drove many investor assets to shift from Prime to Government money market funds. Your Fund also converted from a Prime money market fund to a Government money market fund effective October 3, 2016. This major shift in assets, and the reform-driven structural changes in the money market, were factors that further suppressed yields on short-term U.S. Treasury and government securities.

The Fund invested conservatively during the period, maintaining a substantial portion of its assets in U.S. Treasury and government agency securities even before the Fund converted to a Government money market fund. Low compensation for risk was the most significant factor in our decision to overweight these lower risk products. The Fund also maintained a weighted-average maturity of fewer than 60 days during the period in order to comply with current SEC rules designed to limit interest rate risk.

Foresters Investment Management Company, Inc. (“FIMCO”) expects the yield to shareholders to be at or near zero for the immediate future based on the consensus outlook. To avoid a negative yield to its shareholders, FIMCO continues to absorb expenses to the Fund and has waived its management fee.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

68

Fund Expenses (unaudited)
GOVERNMENT CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$1,000.00	$1.96
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,023.18	$1.98

*	Expenses are equal to the annualized expense ratio of .39%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

69

Portfolio of Investments
GOVERNMENT CASH MANAGEMENT FUND
December 31, 2016

Principal			Interest
Amount	Security		Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—56.4%
	Federal Home Loan Bank:
$650M	1/12/2017		0.39%		$ 649,922
400M	1/17/2017		0.52		399,908
400M	1/25/2017		0.37		399,901
500M	1/30/2017		0.51		499,795
250M	2/1/2017		0.45		249,903
500M	2/7/2017		0.49		499,751
549M	2/17/2017		0.54		548,613
	Freddie Mac:
400M	1/3/2017		0.26		399,994
500M	1/19/2017		0.43		499,894
400M	1/30/2017		0.35		399,887
308M	1/30/2017		0.45		307,888
345M	2/1/2017		0.42		344,875
400M	2/7/2017		0.45		399,815
Total Value of U.S. Government Agency Obligations (cost $5,600,146)					5,600,146
	VARIABLE AND FLOATING RATE NOTES—20.7%
	Federal Farm Credit Bank:
250M	4/17/2017		0.79		250,135
500M	4/20/2017		0.79		500,030
250M	5/8/2017		0.68		250,116
	Federal Home Loan Bank:
800M	1/27/2017		0.75		800,018
250M	9/5/2017		0.68		250,112
Total Value of Variable and Floating Rate Notes (cost $2,050,411)					2,050,411
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—14.1%
	U.S. Treasury Bills:
400M	2/16/2017		0.46		399,763
600M	3/2/2017		0.41		599,594
400M	9/14/2017		0.74		397,901
Total Value of Short-Term U.S. Government Obligations (cost $1,397,258)					1,397,258
Total Value of Investments (cost $9,047,815)**		91.2%			9,047,815
Other Assets, Less Liabilities		8.8			868,416
Net Assets		100.0%			$9,916,231

70

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2016.

**	Aggregate cost for federal income tax purposes is the same.

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$5,600,146	$—	$5,600,146
Variable and Floating Rate Notes:
U.S. Government Agency
Obligations	—	2,050,411	—	2,050,411
Short-Term U.S. Government
Obligations	—	1,397,258	—	1,397,258
Total Investments in Securities	$—	$9,047,815	$—	$9,047,815

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	71

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Growth & Income Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 9.88%, including dividends of $0.61 cents per share and capital gains of $2.09 per share.

Market and Economic Overview

The majority of equity and fixed income markets around the world generated positive returns during the 12 months ended December 31, 2016. However, the trajectory of these returns was very uneven as market sentiment changed several times during the year. U.S. economic growth was also uneven, continuing the post-recession trend of subdued but positive growth.

The year began with a 10% correction in the stock market and a rally in the bond market as weakness in the Chinese economy and stock market, first quarter U.S. growth of only 0.8%, and falling commodity prices created recession and deflation fears. Markets stabilized and the stock market recovered through the summer until Brexit—Great Britain’s unexpected decision to leave the European Union. Stock prices fell, but quickly stabilized as central banks made clear that they would do whatever was necessary to stabilize economic growth. Reacting to very accommodative monetary policy, interest rates fell to historical lows across developed country bond markets. A pickup in U.S. growth in the third quarter to 3.5%, the best quarterly rate in two years, pushed interest rates somewhat higher, while stock prices traded in a range. Following Donald Trump’s unexpected victory in the U.S. Presidential election, the stock market rallied and interest rates increased sharply as markets focused on Trump’s pro-growth agenda. The Federal Reserve (“the Fed”) rate increase in December, the only hike in 2016, had no impact on the markets. Notably, the Fed cited improving labor market indicators as a reason for raising interest rates as the U.S. unemployment rate fell to levels preceding the Great Recession.

Divergence in monetary policies and market expectations of central bank actions was a dominant factor affecting markets throughout the review period. While the Fed tightened its monetary policy, major international central banks continued easing their monetary policies. In particular, the European Central Bank cut its deposit rate to a negative 0.4% rate, expanded its bond-buying program to include corporate bonds, and extended its bond-buying stimulus program by nine months. These moves contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income and strengthened the U.S. dollar.

The Equity Market

Overall, U.S. equities (measured by the S&P 500 Index) posted a strong return of 11.96% for the 12 months ended December 31, 2016. However, stocks had one of the

72

worst starts to the beginning of the year on record, plunging 10.27% by February 11, amid worries about China, global growth and falling oil prices. Most of those fears subsided by mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected. Markets subsequently rebounded, gaining almost 17% by the June 23rd Brexit vote. Momentum paused as markets lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets declined ahead of the U.S. presidential election, but reacted positively to Donald Trump’s unexpected win, focusing on the pro-growth aspects of his agenda.

While all market cap segments posted double-digit returns for the year, small-cap stocks (Russell 2000 Index) had the best performance, returning 21.31%, followed by mid-caps (S&P MidCap 400 Index) at 20.74%. Small-cap stocks in particular benefited from the post-election rally and President-elect Trump’s domestically centered policies. Value stocks outperformed growth stocks, supported by strong performance from Financials at the end of the year.

10 out of 11 S&P 500 sectors were positive in 2016, but with several sector rotations during the period. Energy was the strongest sector at 27.36%. It was weak during the beginning of the year, but recovered during the second half due to rising oil prices. The Healthcare sector, which had performed well for the past several years, was the weakest sector, down 2.69%. Higher yielding stocks, including Utilities and REITs, held up well during the first half of the year, supported by the low yielding environment and lack of other higher yielding options, but were negative during the second half.

International equities experienced wide swings during the review period. Developed markets (MSCI EAFE Index) finished the review period up 5.88% in local currencies and 1.51% in U.S. dollar terms as an appreciating dollar reduced returns for U.S. investors. Emerging markets (MSCI EM Index) had a difficult fourth quarter in 2016, but outperformed developed markets for the year with returns of 10.11% in local currencies and 11.60% in U.S. dollars. For most of the year, negative yields on many international bonds increased demand for emerging market assets. Select emerging markets also benefited from recovering commodity and oil prices.

The Fund

The Fund underperformed its benchmark during the year, reflecting weak sector allocation versus the benchmark and general weakness among dividend-focused investments during 2016. Underperformance was mainly driven by being underweight the Industrial, Materials and Utilities sectors and overweight in Healthcare and Consumer Discretionary sectors. Stock selection was positive in the Technology, Financials, Real Estate and Telecom sectors, providing some offset. A review by market capitalization breakpoints (according to Lipper) had stock selection stronger among the Fund’s small-cap holdings, and weaker among its mid-cap and large-cap holdings. Small-cap stocks represented 14% of the portfolio, mid-cap stocks 14%,

73

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

and large-cap investments represented 72% of the Fund’s portfolio as of year-end. An additional factor impacting Fund results was the weak performance of low- and mid-tier dividend payers (defined as stocks with yields below 3%) which had a poor year, according to the BofA/ML Performance Monitor. “Dividend growth” strategies also fared poorly, underperforming the S&P 500 Index return. Both are key strategies for the Fund’s stock selection, as greater than 90% of the Fund is invested in companies that pay dividends.

Among positives within sectors, the Fund’s Technology holdings provided the strongest contribution to both absolute and relative returns in 2016, driven by both positive stock selection and an overweight allocation to the sector. Semiconductor equipment provider Applied Materials, which returned +69% after the Fund established a position in March, benefited from increasing customer spending outlooks in its memory and display businesses. Hewlett Packard Enterprises returned 54% in the year of the split-up of HP, a result of stabilizing fundamentals, and announced divestitures of software and services businesses. Security software firm Symantec gained 44% during a year in which it agreed to acquire Blue Coat and appointed the target company’s CEO to run the combined company. At a high level, an increased investor preference for “value” stocks within the Technology sector aided the Fund’s performance.

Strong absolute and relative return contribution from the Financials sector also aided Fund returns, with strong stock selection more than offsetting the negative effect of being underweight the sector. Bank stocks in particular saw strong gains after the November election on increased hopes for economic expansion, higher interest rate spreads and reduced regulatory pressures. This buoyed large Fund holding and bellwether JPMorgan Chase, which returned +35% amidst solid execution and reduced legal and regulatory headwinds, and Citizens Financial Group, whose improving operating leverage contributed to its +39% return. Discover Financial Services returned +37% in the year due, in part, to healthy loan growth and steady operational execution.

The Fund’s strong stock selection within the Real Estate sector also contributed to absolute and relative Fund performance in 2016. Sunstone Hotel Investors returned +28% on improving transient travel trends. Tanger Factory Outlet Centers returned +13% on healthy underlying lease and retail outlet spending trends. Urstadt Biddle Properties, which also saw healthy underlying lease trends and overcame concerns around a large tenant bankruptcy, returned +29%.

Among negatives, the Consumer Discretionary sector was the largest detractor from relative Fund performance, driven primarily by negative stock selection that was concentrated in the specialty retail and automobile component industries. The Fund’s overweight exposure to auto components proved a substantial drag on performance in spite of reasonably healthy automobile sales trends, as investor concern focused on the sustainability of such trends in the face of perceived macroeconomic challenges (and technological shifts). Delphi Automotive returned –20% in 2016, dogged by

74

increasing concerns on both auto sales and the implications of electrification. Within specialty retail, L Brands was the key detractor, returning –27% on disappointing sales trends and management changes in its core Victoria’s Secret brand.

The Healthcare sector—the only declining sector in 2016—was also a substantial drag on relative Fund performance, due primarily to the Fund’s overweight exposure to the sector. Stock selection within Healthcare was only slightly worse than neutral; among the many casualties during this volatile election year, the Fund was impacted by some, but managed to avoid others. Drug distributors McKesson and Cardinal Health returned –28% and –18% respectively amid concerns that drug pricing was too high and increased competitive intensity. Express Scripts returned –21% due to a pricing dispute with insurer Anthem and to increasing concerns about the profitability of its PBM business model (CVS Health categorized within Consumer Staples, declined –18% on similar concerns). Pricing concerns for both branded and generic drugs also impacted pharmaceutical firms, including Mylan (-29%) and Shire (-16%); Allergan (-33%) saw its merger with Pfizer terminated and legacy drug sales slow, while Gilead Sciences (-28%) faced increased concerns about volumes for its Hepatitis C franchise drugs.

The Industrial sector also detracted from relative performance in 2016 despite strong absolute performance, as the Fund was underexposed both to the sector as a whole, and to certain subsectors that performed exceptionally well (Machinery, Transportation, Aerospace and Defense). In the related Materials sector, rubber and plastics manufacturer Trinseo returned +112% during 2016 thanks largely to improved styrene margins, although in similar fashion, this positive effect was offset by the Fund’s underweight allocation to the strong performing Materials sector.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

75

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$1,086.56	$4.04
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.27	$3.91

*	Expenses are equal to the annualized expense ratio of .77%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

76

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Growth & Income Fund beginning 12/31/06 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/16.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

77

Portfolio of Investments
GROWTH & INCOME FUND
December 31, 2016

Shares		Security	Value
		COMMON STOCKS—98.8%
		Consumer Discretionary—18.4%
84,800	*	Acushnet Holdings Corporation	$ 1,671,408
10,757	*	Adient, PLC	630,360
70,900		American Eagle Outfitters, Inc.	1,075,553
20,300		ARAMARK Holdings Corporation	725,116
53,000		Big Lots, Inc.	2,661,130
75,200		BorgWarner, Inc.	2,965,888
113,000		CBS Corporation – Class “B”	7,189,060
74,900		Delphi Automotive, PLC	5,044,515
119,600		DSW, Inc. – Class “A”	2,708,940
26,900		Foot Locker, Inc.	1,906,941
179,700		Ford Motor Company	2,179,761
29,400		Harman International Industries, Inc.	3,268,104
48,000		Home Depot, Inc.	6,435,840
118,376		Johnson Controls International, PLC	4,875,907
58,400		L Brands, Inc.	3,845,056
27,000		Lear Corporation	3,573,990
59,900		Magna International, Inc.	2,599,660
66,300	*	Michaels Companies, Inc.	1,355,835
245,715		Newell Brands, Inc.	10,971,175
44,900		Oxford Industries, Inc.	2,699,837
50,300		Penske Automotive Group, Inc.	2,607,552
71,600	*	Select Comfort Corporation	1,619,592
128,700		Stein Mart, Inc.	705,276
79,800		Tupperware Brands Corporation	4,199,076
42,700		Walt Disney Company	4,450,194
17,400		Whirlpool Corporation	3,162,798
26,400		Wyndham Worldwide Corporation	2,016,168
			87,144,732
		Consumer Staples—9.3%
15,900		AdvancePierre Foods Holdings, Inc.	473,502
128,200		Altria Group, Inc.	8,668,884
40,100		B&G Foods, Inc.	1,756,380
96,178		Coca-Cola Company	3,987,540
77,400		CVS Health Corporation	6,107,634
149,179		Koninklijke Ahold Delhaize NV (ADR)	3,131,267
43,400		Nu Skin Enterprises, Inc. – Class “A”	2,073,652
44,100		PepsiCo, Inc.	4,614,183
78,700		Philip Morris International, Inc.	7,200,263

78

Shares	Security	Value
	Consumer Staples (continued)
28,000	Procter & Gamble Company	$ 2,354,240
17,500	Tyson Foods, Inc. – Class “A”	1,079,400
42,650	Wal-Mart Stores, Inc.	2,947,968
		44,394,913
	Energy—6.5%
36,900	Anadarko Petroleum Corporation	2,573,037
9,300	Chevron Corporation	1,094,610
61,400	ConocoPhillips	3,078,596
46,900	Devon Energy Corporation	2,141,923
53,400	ExxonMobil Corporation	4,819,884
26,700	Hess Corporation	1,663,143
80,222	Marathon Oil Corporation	1,388,643
90,622	Marathon Petroleum Corporation	4,562,818
26,700	Occidental Petroleum Corporation	1,901,841
26,600	PBF Energy, Inc. – Class “A”	741,608
30,650	Phillips 66	2,648,466
12,900	Schlumberger, Ltd.	1,082,955
93,607	Suncor Energy, Inc.	3,060,013
		30,757,537
	Financials—14.1%
66,706	American Express Company	4,941,580
60,900	American International Group, Inc.	3,977,379
40,800	Ameriprise Financial, Inc.	4,526,352
34,400	Chubb, Ltd.	4,544,928
138,300	Citizens Financial Group, Inc.	4,927,629
86,543	Discover Financial Services	6,238,885
145,900	Financial Select Sector SPDR Fund (ETF)	3,392,175
4,100	iShares Core S&P Mid-Cap ETF (ETF)	677,894
20,400	iShares Russell 2000 ETF (ETF)	2,750,940
105,888	JPMorgan Chase & Company	9,137,076
66,900	MetLife, Inc.	3,605,241
15,000	Morgan Stanley	633,750
40,100	PNC Financial Services Group, Inc.	4,690,096
66,400	SPDR S&P Regional Banking (ETF)	3,689,848
94,800	U.S. Bancorp	4,869,876
76,567	Wells Fargo & Company	4,219,607
		66,823,256

79

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2016

Shares		Security	Value
		Health Care—15.9%
113,300		Abbott Laboratories	$ 4,351,853
89,400		AbbVie, Inc.	5,598,228
9,400	*	Allergan, PLC	1,974,094
64,400	*	AMN Healthcare Services, Inc.	2,476,180
45,039		Baxter International, Inc.	1,997,029
24,800		Cardinal Health, Inc.	1,784,856
25,100	*	Centene Corporation	1,418,401
42,722	*	Express Scripts Holding Company	2,938,846
85,300		Gilead Sciences, Inc.	6,108,333
24,000		Hill-Rom Holdings, Inc.	1,347,360
72,275		Johnson & Johnson	8,326,803
2,512	*	Mallinckrodt, PLC	125,148
16,200		McKesson Corporation	2,275,290
33,512		Medtronic, PLC	2,387,060
86,743		Merck & Company, Inc.	5,106,560
32,100	*	Mylan NV (ADR)	1,224,615
230,993		Pfizer, Inc.	7,502,653
80,200		Phibro Animal Health Corporation – Class “A”	2,349,860
17,159		Shire, PLC (ADR)	2,923,550
58,743		Thermo Fisher Scientific, Inc.	8,288,637
60,100	*	VWR Corporation	1,504,303
69,572		Zoetis, Inc.	3,724,189
			75,733,848
		Industrials—8.4%
37,294		3M Company	6,659,590
95,796		General Electric Company	3,027,154
56,000		Honeywell International, Inc.	6,487,600
14,700		Ingersoll-Rand, PLC	1,103,088
60,500		ITT, Inc.	2,333,485
53,300		Koninklijke Philips NV (ADR)	1,629,381
5,400		Lockheed Martin Corporation	1,349,676
33,800		ManpowerGroup, Inc.	3,003,806
23,800		Nielsen Holdings, PLC	998,410
33,500		Snap-On, Inc.	5,737,545
9,400		Stanley Black & Decker, Inc.	1,078,086
29,400		Textainer Group Holdings, Ltd.	219,030
109,800		Triton International, Ltd.	1,734,840
40,200		United Technologies Corporation	4,406,724
			39,768,415

80

Shares		Security	Value
		Information Technology—17.5%
80,300		Apple, Inc.	$ 9,300,346
118,200		Applied Materials, Inc.	3,814,314
139,000	*	ARRIS International, PLC	4,188,070
21,600		Broadcom, Ltd.	3,818,232
241,900		Cisco Systems, Inc.	7,310,218
28,243	*	Dell Technologies, Inc. – Class “V”	1,552,518
66,400	*	eBay, Inc.	1,971,416
240,000		HP Enterprise Company	5,553,600
155,200		Intel Corporation	5,629,104
20,100		International Business Machines Corporation	3,336,399
30,400		Methode Electronics, Inc.	1,257,040
166,100		Microsoft Corporation	10,321,454
35,000	*	NXP Semiconductors NV	3,430,350
93,100		Oracle Corporation	3,579,695
85,288		QUALCOMM, Inc.	5,560,778
74,100		Sabre Corporation	1,848,795
164,560		Symantec Corporation	3,931,338
22,900		TE Connectivity, Ltd.	1,586,512
74,500		Travelport Worldwide, Ltd.	1,050,450
56,865		Western Digital Corporation	3,863,977
			82,904,606
		Materials—2.7%
48,800		International Paper Company	2,589,328
85,300	*	Louisiana-Pacific Corporation	1,614,729
16,100		Praxair, Inc.	1,886,759
36,050		RPM International, Inc.	1,940,571
77,300		Sealed Air Corporation	3,504,782
24,300		Trinseo SA	1,440,990
			12,977,159
		Real Estate—2.5%
157,500		Brixmor Property Group, Inc. (REIT)	3,846,150
20,301		Real Estate Select Sector SPDR Fund (ETF)	624,256
176,218		Sunstone Hotel Investors, Inc. (REIT)	2,687,325
61,000		Tanger Factory Outlet Centers, Inc. (REIT)	2,182,580
99,800		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,406,178
			11,746,489

81

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2016

Shares or
Principal
Amount	Security	Value
	Telecommunication Services—2.5%
141,400	AT&T, Inc.	$ 6,013,742
113,000	Verizon Communications, Inc.	6,031,940
		12,045,682
	Utilities—1.0%
119,600	Exelon Corporation	4,244,604
21,900	NiSource, Inc.	484,866
		4,729,470
Total Value of Common Stocks (cost $289,019,363)		469,026,107
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—.6%
$3,000M	Federal Home Loan Bank, 0.5%, 1/27/2017 (cost $2,998,917)	2,999,259
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—.2%
1,000M	U.S. Treasury Bills, 0.4475%, 1/26/2017 (cost $999,689)	999,737
Total Value of Investments (cost $293,017,969)	99.6%	473,025,103
Other Assets, Less Liabilities	.4	1,994,342
Net Assets	100.0%	$475,019,445

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

82

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$469,026,107	$—	$—	$469,026,107
Short-Term U.S. Government
Agency Obligations	—	2,999,259	—	2,999,259
Short-Term U.S. Government
Obligations	—	999,737	—	999,737
Total Investments in Securities*	$469,026,107	$3,998,996	$—	$473,025,103

*	The Portfolio of Investments provides information on the industry categorization for common stocks.
There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	83

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors Life International Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was –4.20%, including dividends of $0.26 cents per share.

Market Review

International equities withstood a multitude of shocks in 2016. Despite economic and political uncertainty weighing on markets at times, equities performed reasonably well, helped by emerging market equities’ outperformance for the majority of this year, driven by the U.S. Federal Reserve’s (“the Fed’s”) deceleration of monetary policy normalization, strengthening commodity prices and improving fundamentals.

Risk aversion dominated markets early in the year as investors contemplated falling oil prices, slower growth in China, and changing Fed monetary policy. By the second quarter, encouraging economic data and supportive central bank policies strengthened European equities, although the United Kingdom’s vote to exit the European Union eclipsed other developments. The Brexit vote was followed by a sell-off in global risk assets and a sharp decline in the British pound against its major trading currencies.

International equities recovered rapidly from the Brexit sell-off, and high quality stocks participated in the rally. Equity markets responded positively to continued loose monetary policy in developed markets, as well as OPEC’s tentative agreement to cut production. Equity performance of key emerging markets, such as China, Brazil, Korea and Taiwan, strengthened. But shortly thereafter, sentiment changed and began to reflect a belief that the benefits of expansionary monetary policies had been exhausted. This change in views spurred a rotation into Cyclicals and Financials and out of Consumer Staples, Telecommunications Services, and Utilities, a rotation which continued through the end of 2016. In the fourth quarter, Donald Trump’s surprise victory in the U.S. presidential election sparked a reflation rally in the U.S. and most developed markets, driven by his promises to implement pro-business polices and fiscal stimulus.

In general, the pro-business aspects of Trump’s platform—lowering taxes, reducing regulation, and boosting infrastructure spending—are aimed at stimulating economic growth. If successful, they could result in higher inflation, as well as higher interest rates. The prospect of higher growth also sent bond yields higher, reinforcing the rotation out of equities that are perceived as “bond proxies.”

Equities in Europe and the United Kingdom gained during the fourth quarter’s rally with rising interest rates supporting improvements in Financials, although U.S. dollar returns were affected by declines in local currencies. European equities were supported by positive economic news during the fourth quarter, including falling

84

unemployment, rising inflation, and gains in consumer sentiment. A weaker euro may prove to be a boon for exporters in some European countries. In emerging markets, equities came under pressure over the quarter. Investor concerns about rising interest rates, a strong U.S. dollar, and potential changes to U.S. policy resulted in significant capital outflows, and renewed concern about dollar-denominated debt.

Most major international developed countries continued to benefit from accommodative monetary policy. The European Central Bank announced its intention to continue quantitative easing through 2017, although it will begin to taper in April. The Bank of England embraced looser monetary policy following the British vote to leave, and the Bank of Japan implemented a new monetary policy approach that gives policymakers the option to increase or decrease bond purchases, as long as 10-year government bonds remain near the target yield of zero percent.

Stocks that Helped Absolute Performance

British American Tobacco (“BAT”) was a top contributor over the period. Its stability and consistency of earnings became well sought after post the Brexit vote. While based in the UK, its earnings come from outside of it. Currency, after years of being a headwind, is turning into a tailwind due to favorable currency translation as BAT reports its earnings in British pound sterling. Earlier in the year, the company also reported solid numbers, again, highlighting its strong business model even in volatile markets.

BAT’s share price came under pressure in the fourth quarter after announcing it made a $47 billion offer to acquire the stake in Reynolds American that it does not already own. In our view, BAT’s share did not come under pressure because of a poor deal, but because of merger arbitrage funds hedging their positions for the close of the deal. In addition, along with other Consumer Staples companies, BAT sold off after the U.S. election as part of the sector rotation.

BAT is one of the world’s largest tobacco companies with market leadership in more than 50 of the 180 markets in which it operates. Nearly 60% of the company’s revenue and over 70% of volumes are generated from emerging markets. It has great global brands including Dunhill, Kent, Lucky Strike, Pall Mall and Rothmans. We believe the company should be able to deliver consistent high single-digit earnings growth in constant currencies as it has strong pricing power, and opportunities to increase margins through cost saves, while paying a very hefty dividend.

Investors were drawn to Philip Morris International’s relative safety after the uncertainty resulting from the Brexit vote, as the company continues to perform well. Philip Morris International produces and sells cigarettes under brands such as Marlboro and L&M. In our opinion, the company has strong pricing power, leading brands, consistent constant currency earnings growth, opportunities for cost savings,

85

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

and a large dividend. The company is also investing behind next generation products such as its heat-not-burn device, iQOS.

Stocks that Hurt Absolute Performance

Novo Nordisk corrected sharply in late October when the company lowered its mid-term target for operating profit growth to 5%. The main culprit is price erosion in the long-acting insulin segment because of a new competitor entering the space. There is also pressure on Novo Nordisk’s hemophilia drug, NovoSeven, as a result of a competitor’s clinical trial for its new hemophilia drug. The expectation now is that Novo Nordisk’s EBIT growth will be in low single digits over the next couple of years due to the headwinds described above, rising to high single digits in subsequent years. This is a slower growth trajectory than the company has delivered historically. As a result, we hold a much smaller position in Novo Nordisk than in years past. Nevertheless, we feel that Novo Nordisk is still one of the more predictable pharmaceutical businesses. Its core insulin business remains an oligopoly (with three major players—Novo Nordisk, Sanofi, and Eli Lilly—controlling the bulk of sales in developed markets) with high barriers to entry due to substantial economies of scale in insulin production. Novo Nordisk’s GLP-1 product continues to grow as that market remains underpenetrated. In addition, we think very highly of the management of Novo Nordisk, who have proven to be good allocators of capital over many years. Thus, although our position in Novo Nordisk is smaller than it used to be (due to its lower growth profile), we believe it is still a far better than average company.

Persimmon Plc underperformed due to the increased long-term uncertainty of the effects of Brexit and the difficulty in predicting its impact on the UK residential market. As such, we exited the position. However, we maintain our belief that Persimmon is still among the best homebuilders in the UK, a well-run company growing at an attractive rate.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

86

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$945.75	$4.21
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.82	$4.37

*	Expenses are equal to the annualized expense ratio of .86%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

87

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series International Fund, the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors Life Series International Fund beginning 12/31/06 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with net dividends reinvested after deduction of foreign withholding taxes. The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/16.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Company, Inc. and all other figures are from Foresters Investment Management Company, Inc.

88

Portfolio of Investments
INTERNATIONAL FUND
December 31, 2016

Shares		Security	Value
		COMMON STOCKS—98.1%
		United Kingdom—17.2%
127,275		British American Tobacco, PLC	$ 7,249,038
25,491		DCC, PLC	1,897,484
81,116		Diageo, PLC	2,109,324
409,524		Domino’s Pizza Group, PLC	1,820,959
38,561		Imperial Brands, PLC	1,683,497
955,823		Lloyds Banking Group, PLC	736,345
69,781		Reckitt Benckiser Group, PLC	5,921,865
			21,418,512
		United States—13.3%
19,816		Accenture, PLC – Class “A”	2,321,048
41,114		MasterCard, Inc.	4,245,020
76,809		Philip Morris International, Inc.	7,027,255
1,975	*	Priceline Group, Inc.	2,895,468
			16,488,791
		Switzerland—9.0%
252		Chocoladefabriken Lindt & Spruengli AG	1,305,411
53,873		Nestle SA – Registered	3,864,699
19,570		Roche Holding AG – Genusscheine	4,470,178
97,232		UBS Group AG	1,522,980
			11,163,268
		India—8.8%
348,081		HDFC Bank, Ltd.	6,186,169
5,239		HDFC Bank, Ltd. (ADR)	317,902
237,347		Housing Development Finance Corporation, Ltd.	4,415,417
			10,919,488
		France—7.7%
115,898		Bureau Veritas SA	2,246,029
16,090		Essilor International SA	1,818,208
3,466		Hermes International	1,422,914
7,393		L’Oreal SA	1,349,445
7,307		LVMH Moet Hennessy Louis Vuitton SE	1,395,282
12,083		Sodexo SA	1,388,938
			9,620,816

89

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2016

Shares	Security	Value
	Japan—6.2%
13,122	Daito Trust Construction Company, Ltd. (a)	$ 1,973,773
55,300	Japan Tobacco, Inc. (a)	1,818,808
11,400	Shimano, Inc. (a)	1,788,886
96,389	Unicharm Corporation (a)	2,109,218
		7,690,685
	Canada—5.6%
80,352	Alimentation Couche-Tard, Inc. – Class “B”	3,643,414
50,089	Canadian National Railway Company	3,370,977
		7,014,391
	Netherlands—4.0%
122,066	Unilever NV-CVA	5,026,013
	Germany—3.3%
47,602	SAP SE	4,149,478
	Spain—3.3%
15,087	Aena SA	2,059,022
104,138	Grifols SA	2,069,649
		4,128,671
	Belgium—3.2%
37,056	Anheuser-Busch InBev SA/NV	3,922,168
	Hong Kong—3.1%
190,401	Link REIT (REIT)	1,237,502
106,073	Tencent Holdings, Ltd.	2,594,887
		3,832,389
	South Africa—2.4%
20,284	Naspers, Ltd.	2,974,701
	Denmark—2.0%
19,876	Coloplast A/S – Series “B”	1,340,451
38,654	Novo Nordisk A/S – Series “B”	1,394,007
		2,734,458

90

Shares or
Principal
Amount		Security		Value
		Mexico—2.0%
32,919		Fomento Economico Mexicano (ADR)		$ 2,508,757
		China—2.0%
28,054	*	Alibaba Group Holding, Ltd. (ADR)		2,463,422
		Australia—1.9%
17,404		CSL, Ltd.		1,261,112
22,960		Ramsay Health Care, Ltd.		1,131,671
				2,392,783
		Ireland—1.7%
20,302		Paddy Power Betfair, PLC		2,169,154
		Brazil—1.2%
292,756		Ambev SA (ADR)		1,437,432
Total Value of Common Stocks (cost $96,945,414)				122,055,377
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—1.6%
		United States
		Federal Home Loan Bank:
$1,000M		0.47%, 2/7/2017		999,524
1,000M		0.48%, 1/9/2017		999,938
Total Value of Short-Term U.S. Government Agency Obligations (cost $1,999,410)				1,999,462
Total Value of Investments (cost $98,944,824)			99.7%	124,054,839
Other Assets, Less Liabilities			.3	384,492
Net Assets			100.0%	$124,439,331

*	Non-income producing

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

Summary of Abbreviations:
	ADR	American Depositary Receipts
	REIT	Real Estate Investment Trust

91

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2016

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$21,418,512	$—	$—	$21,418,512
United States	16,488,791	—	—	16,488,791
Switzerland	11,163,268	—	—	11,163,268
India	10,919,488	—	—	10,919,488
France	9,620,816	—	—	9,620,816
Japan	7,690,685	—	—	7,690,685
Canada	7,014,391	—	—	7,014,391
Netherlands	5,026,013	—	—	5,026,013
Germany	4,149,478	—	—	4,149,478
Spain	4,128,671	—	—	4,128,671
Belgium	3,922,168	—	—	3,922,168
Hong Kong	3,832,389	—	—	3,832,389
South Africa	2,974,701	—	—	2,974,701
Denmark	2,734,458	—	—	2,734,458
Mexico	2,508,757	—	—	2,508,757
China	2,463,422	—	—	2,463,422
Australia	2,392,783	—	—	2,392,783
Ireland	2,169,154	—	—	2,169,154
Brazil	1,437,432	—	—	1,437,432
Short-Term U.S. Government
Obligations	—	1,999,462	—	1,999,462
Total Investments in Securities	$122,055,377	$1,999,462	$—	$124,054,839

92

During the year ended December 31, 2016, there were no transfers between Level 1 investments and
Level 2 investments that had a material impact to the Fund. This does not include transfers between
Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

Transfers between Level 2 and Level 1 securities as of December 31, 2016 resulted from securities priced previously with an official close price (Level 1 securities) or securities fair valued by the
Valuation Committee (Level 2 securities). Transfers from Level 2 to Level 1 as of December 31, 2016 were $22,130,195. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	93

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Life Investment Grade Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 4.65%, including dividends of $0.45 cents per share.

Market and Economic Overview

The majority of equity and fixed income markets around the world generated positive returns during the 12 months ended December 31, 2016. However, the trajectory of these returns was very uneven as market sentiment changed several times during the year. U.S. economic growth was also uneven, continuing the post-recession trend of subdued but positive growth.

The year began with a 10% correction in the stock market and a rally in the bond market as weakness in the Chinese economy and stock market, first quarter U.S. growth of only 0.8%, and falling commodity prices created recession and deflation fears. Markets stabilized and the stock market recovered through the summer until Brexit—Great Britain’s unexpected decision to leave the European Union. Stock prices fell, but quickly stabilized as central banks made clear that they would do whatever was necessary to stabilize economic growth. Reacting to very accommodative monetary policy, interest rates fell to historical lows across developed country bond markets. A pickup in U.S. growth in the third quarter to 3.5%, the best quarterly rate in two years, pushed interest rates somewhat higher, while stock prices traded in a range. Following Donald Trump’s unexpected victory in the U.S. Presidential election, the stock market rallied and interest rates increased sharply as markets focused on Trump’s pro-growth agenda. The Federal Reserve (“the Fed”) rate increase in December, the only hike in 2016, had no impact on the markets. Notably, the Fed cited improving labor market indicators as a reason for raising interest rates as the U.S. unemployment rate fell to levels preceding the Great Recession.

Divergence in monetary policies and market expectations of central bank actions was a dominant factor affecting markets throughout the review period. While the Fed tightened its monetary policy, major international central banks continued easing their monetary policies. In particular, the European Central Bank cut its deposit rate to a negative 0.4% rate, expanded its bond-buying program to include corporate bonds, and extended its bond-buying stimulus program by nine months. These moves contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income and strengthened the U.S. dollar.

The Bond Market

The broad U.S. bond market returned 2.61% for the year, according to the Bank of America Merrill Lynch U.S. Broad Market Index, notably higher than the 0.60%

94

return delivered in 2015. The benchmark 10-year Treasury note interest rate began the year at 2.27%, fell to an all-time low of 1.36% in July, rose as high as 2.60% following the U.S. election, and closed the year at 2.45%. The two-year Treasury note interest rate moved higher in anticipation of the Fed rate hike, ending the year at 1.19% versus 2015’s closing level of 1.05%. Bond prices move in the opposite direction of interest rates.

The U.S. Treasury market returned 1.14% for the year. The market returned 5.66% during the first half of the year, but lost 3.96% during the fourth quarter selloff.

Investment grade corporate bonds ended the year up 5.96%. The market returned 9.42% between January and August, as many overseas fixed income investors turned to U.S. markets due to low global interest rates. In addition, investment grade corporate bonds benefited from corporate bond buying programs from both the Bank of England and the European Central Bank.

Mortgage-backed bonds returned 1.67%. The sector was buoyed by its additional yield compared to Treasury securities but higher interest rates and prepayments resulted in negative returns on a price basis.

The high yield bond market was the strongest fixed income sector in 2016, returning 17.34%. The sector attracted domestic and overseas investors searching for income. High yield bonds benefited from the rebound in the Energy sector, which comprises the largest sector of the market. The lowest rated high yield bonds (CCC-rated) had the best performance, gaining 37.46%.

Municipal bonds were the weakest fixed income sector in 2016, returning 0.44% for the year. Despite elevated issuance, municipal bonds returned 4.59% between January and August, supported by strong demand. However, this gain was reversed due to record supply in September and October, and—following the elections—concern about lower tax rates under the Trump presidency.

There was wide dispersion among individual international fixed income market returns, depending on their sovereign bond markets and currencies. Overall, international fixed income as measured by the Citi World Government ex U.S. Bond Index was up 1.81%. Although the Index returned 13.50% during the first half of the year, it lost 10.84% during the fourth quarter, as the U.S. dollar rallied strongly in the aftermath of Trump’s victory and interest rates, in general, rose.

The Fund

The Fund invests primarily in investment grade fixed income securities. The majority of the Fund’s assets are invested in investment grade corporate bonds. During the period, the Fund also had as much as 6.0% of its assets invested in high yield securities and 2.2% invested in U.S. Treasuries.

95

Portfolio Managers’ Letter (continued)
INVESTMENT GRADE FUND

The corporate bond market began the review period on a weak note as corporate spreads continued to widen due to declining oil prices and volatility associated with commodity-related sectors. With the back drop of continued low Treasury rates, corporate issuers continued to issue new debt at record levels. During the review period, Energy and Commodity-driven sectors saw a rebound as oil prices stabilized. Higher beta sectors outperformed and very strong technicals helped support the corporate bond market as the wave of new issue supply was met with an upsurge in demand for investment grade corporate debt. The ECB’s corporate bond buying program further added demand for the asset class, as spreads tightened to the lowest levels of the fiscal year.

The performance of the corporate bond market during the review period was predominantly a result of duration and corporate spread compression. Of note, corporate bonds with maturities greater than 10 years significantly outperformed shorter maturity debt (i.e., 3-5 years), reflecting the flattening of the Treasury curve as investors reached for yield. Higher beta sectors of the corporate bond market outperformed lower beta sectors as the risk-on sentiment was prevalent throughout the second half of the review period.

The Fund underperformed its benchmark the Bank of America Merrill Lynch U.S. Corporate Master Index during the review period. The relative underperformance was predominantly a function of the Fund’s underweight in corporate bonds with maturities greater than 10 years, which had the highest returns during the review period. The Fund benefited from its overweight in the Basic Materials sector, particularly metals and mining issuers, which had the highest returns among different industry groups.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

96

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$985.30	$3.34
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.77	$3.40

*	Expenses are equal to the annualized expense ratio of .67%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

97

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Investment Grade Fund and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Investment Grade Fund beginning 12/31/06 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed-rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/16. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 4.50%, 3.87% and 4.62%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from Foresters Investment Management Company, Inc.

98

Portfolio of Investments
INVESTMENT GRADE FUND
December 31, 2016

Principal
Amount	Security	Value
	CORPORATE BONDS—96.8%
	Aerospace/Defense—.6%
$ 400M	Rolls-Royce, PLC, 3.625%, 10/14/2025 (a)	$ 400,799
	Automotive—.5%
300M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	298,619
	Chemicals—2.2%
300M	Agrium, Inc., 3.375%, 3/15/2025	291,108
500M	Dow Chemical Co., 4.25%, 11/15/2020	530,012
500M	LyondellBasell Industries NV, 6%, 11/15/2021	567,612
		1,388,732
	Consumer Non-Durables—.8%
	Newell Brands, Inc.:
265M	4.7%, 8/15/2020	281,844
200M	4.2%, 4/1/2026	208,990
		490,834
	Energy—10.0%
400M	BP Capital Markets, PLC, 3.216%, 11/28/2023	404,361
575M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	636,505
500M	Continental Resources, Inc., 5%, 9/15/2022	506,570
400M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	399,000
500M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	520,878
	Kinder Morgan Energy Partners, LP:
300M	3.5%, 3/1/2021	304,854
500M	3.45%, 2/15/2023	496,657
400M	Magellan Midstream Partners, LP, 5%, 3/1/2026	439,422
	Marathon Oil Corp.:
300M	6%, 10/1/2017	309,019
200M	3.85%, 6/1/2025	194,290
500M	Nabors Industries, Inc., 6.15%, 2/15/2018	520,000
200M	ONEOK Partners, LP, 3.375%, 10/1/2022	201,085
400M	Spectra Energy, LLC, 6.2%, 4/15/2018	418,298
400M	Suncor Energy, Inc., 6.1%, 6/1/2018	423,638
	Valero Energy Corp.:
466M	9.375%, 3/15/2019	536,917
100M	3.4%, 9/15/2026	95,997
		6,407,491

99

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2016

Principal
Amount	Security	Value
	Financial Services—13.8%
$ 200M	American Express Co., 7%, 3/19/2018	$ 212,601
	American International Group, Inc.:
400M	3.75%, 7/10/2025	403,292
200M	4.7%, 7/10/2035	207,917
500M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	542,196
500M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	528,884
400M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	417,777
300M	Compass Bank, 6.4%, 10/1/2017	309,201
	ERAC USA Finance, LLC:
500M	4.5%, 8/16/2021 (a)	533,970
500M	7%, 10/15/2037 (a)	635,436
600M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	692,381
	General Electric Capital Corp.:
700M	4.65%, 10/17/2021	768,355
450M	6.75%, 3/15/2032	599,936
300M	Harley-Davidson Financial Services, Inc., 2.4%, 9/15/2019 (a)	301,959
200M	Harley-Davidson Funding Corp., 6.8%, 6/15/2018 (a)	213,866
300M	Key Bank NA, 3.4%, 5/20/2026	291,900
400M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	436,959
300M	National City Corp., 6.875%, 5/15/2019	330,387
600M	Protective Life Corp., 7.375%, 10/15/2019	680,009
300M	Prudential Financial, Inc., 7.375%, 6/15/2019	337,904
400M	State Street Corp., 3.55%, 8/18/2025	409,958
		8,854,888
	Financials—27.3%
	Bank of America Corp.:
625M	5%, 5/13/2021	681,319
350M	4.1%, 7/24/2023	366,135
475M	5.875%, 2/7/2042	576,145
	Barclays Bank, PLC:
400M	5.125%, 1/8/2020	425,909
600M	3.75%, 5/15/2024	605,761
300M	Capital One Financial Corp., 3.75%, 4/24/2024	304,384
	Citigroup, Inc.:
200M	8.5%, 5/22/2019	228,292
1,450M	4.5%, 1/14/2022	1,547,697
500M	3.7%, 1/12/2026	498,372
	Deutsche Bank AG:
300M	3.375%, 5/12/2021	297,264
400M	3.7%, 5/30/2024	389,595
400M	General Motors Financial Co., 5.25%, 3/1/2026	420,944

100

Principal
Amount	Security	Value
	Financials (continued)
	Goldman Sachs Group, Inc.:
$ 200M	5.375%, 3/15/2020	$ 217,157
200M	2.35%, 11/15/2021	194,533
600M	5.75%, 1/24/2022	675,276
300M	3.625%, 1/22/2023	306,838
300M	3.5%, 11/16/2026	293,701
700M	6.125%, 2/15/2033	848,323
	JPMorgan Chase & Co.:
600M	6%, 1/15/2018	625,970
500M	4.5%, 1/24/2022	539,582
200M	3.625%, 12/1/2027	194,469
300M	6.4%, 5/15/2038	389,484
	Mastercard, Inc.:
200M	2.95%, 11/21/2026	198,016
200M	3.8%, 11/21/2046	196,559
	Morgan Stanley:
500M	5.95%, 12/28/2017	520,539
600M	6.625%, 4/1/2018	634,707
850M	5.5%, 7/28/2021	942,874
600M	SunTrust Banks, Inc., 6%, 9/11/2017	618,065
	U.S. Bancorp:
500M	3.6%, 9/11/2024	510,042
300M	3.1%, 4/27/2026	292,419
400M	UBS AG, 4.875%, 8/4/2020	432,896
500M	Visa, Inc., 3.15%, 12/14/2025	502,763
	Wells Fargo & Co.:
300M	4.60%, 4/1/2021	322,549
900M	3.45%, 2/13/2023	903,980
500M	4.75%, 12/7/2046	508,648
250M	Wells Fargo Bank NA, 5.85%, 2/1/2037	295,028
		17,506,235
	Food/Beverage/Tobacco—5.0%
	Anheuser-Busch InBev Finance, Inc.:
400M	3.75%, 1/15/2022	417,988
400M	3.65%, 2/1/2026	406,838
300M	4.9%, 2/1/2046	325,547
550M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	630,818
372M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	396,853

101

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2016

Principal
Amount	Security	Value
	Food/Beverage/Tobacco (continued)
$ 440M	Ingredion, Inc, 4.625%, 11/1/2020	$ 471,996
400M	Mondelez International Holdings, Inc., 2%, 10/28/2021 (a)	383,651
200M	PepsiCo, Inc., 3.45%, 10/6/2046	182,688
		3,216,379
	Food/Drug—.9%
400M	CVS Health Corp., 3.875%, 7/20/2025	413,370
200M	Kroger Co., 2.65%, 10/15/2026	186,206
		599,576
	Forest Products/Containers—.4%
250M	Rock-Tenn Co., 4.9%, 3/1/2022	271,695
	Health Care—2.5%
300M	Biogen, Inc., 6.875%, 3/1/2018	317,348
450M	Express Scripts Holding Co., 4.75%, 11/15/2021	483,859
400M	Gilead Sciences, Inc., 3.65%, 3/1/2026	406,035
400M	Laboratory Corp. of America, 3.75%, 8/23/2022	410,968
		1,618,210
	Information Technology—2.3%
200M	Apple, Inc., 2.5%, 2/9/2025	192,391
400M	Diamond 1 Finance Corp., 3.48%, 6/1/2019 (a)	408,557
400M	HP Enterprise Co., 2.85%, 10/5/2018	403,965
500M	Oracle Corp., 2.4%, 9/15/2023	484,846
		1,489,759
	Manufacturing—3.6%
750M	CRH America, Inc., 8.125%, 7/15/2018	820,697
400M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	432,278
500M	Johnson Controls International, PLC, 5%, 3/30/2020	538,367
500M	Tyco Electronics Group SA, 6.55%, 10/1/2017	518,720
		2,310,062
	Media-Broadcasting—1.9%
200M	ABC, Inc., 8.75%, 8/15/2021	248,758
400M	British Sky Broadcasting, PLC, 9.5%, 11/15/2018 (a)	453,373
500M	Comcast Corp., 4.25%, 1/15/2033	521,243
		1,223,374

102

Principal
Amount	Security	Value
	Media-Diversified—.6%
$ 400M	Time Warner, Inc., 3.6%, 7/15/2025	$ 398,485
	Metals/Mining—4.0%
500M	Alcoa, Inc., 6.15%, 8/15/2020	545,625
400M	Glencore Finance Canada, Ltd., 4.95%, 11/15/2021 (a)	428,463
500M	Newmont Mining Corp., 5.125%, 10/1/2019	535,165
500M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	525,655
500M	Vale Overseas, Ltd., 5.625%, 9/15/2019	529,500
		2,564,408
	Real Estate—7.3%
	AvalonBay Communities, Inc.:
500M	4.2%, 12/15/2023	529,034
300M	3.5%, 11/15/2024	302,824
400M	Boston Properties, LP, 5.875%, 10/15/2019	436,439
	Digital Realty Trust, LP:
300M	5.25%, 3/15/2021	326,274
300M	4.75%, 10/1/2025	311,918
400M	ERP Operating, LP, 3.375%, 6/1/2025	397,853
200M	HCP, Inc., 4.25%, 11/15/2023	205,673
	Prologis, LP:
200M	3.35%, 2/1/2021	205,993
125M	3.75%, 11/1/2025	128,318
500M	Realty Income Corp., 3.25%, 10/15/2022	504,672
500M	Simon Property Group, LP, 3.375%, 10/1/2024	505,158
400M	Ventas Realty, LP, 4.75%, 6/1/2021	430,486
400M	Welltower, Inc., 4%, 6/1/2025	409,505
		4,694,147
	Retail-General Merchandise—1.1%
400M	Amazon.com, Inc., 4.8%, 12/5/2034	441,592
200M	Home Depot, Inc., 5.875%, 12/16/2036	253,154
		694,746
	Telecommunications—2.1%
400M	AT&T, Inc., 3.8%, 3/15/2022	410,537
	Verizon Communications, Inc.:
450M	5.15%, 9/15/2023	498,295
400M	4.862%, 8/21/2046	406,914
		1,315,746

103

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2016

Principal
Amount	Security	Value
	Transportation—2.6%
$ 400M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	$ 460,422
440M	GATX Corp., 4.75%, 6/15/2022	474,132
300M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	322,324
400M	Southwest Airlines Co., 2.65%, 11/5/2020	401,368
		1,658,246
	Utilities—7.3%
300M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	298,788
300M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	314,697
300M	Electricite de France SA, 3.625%, 10/13/2025 (a)	299,604
300M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	306,784
400M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	428,979
	Great River Energy Co.:
22M	5.829%, 7/1/2017 (a)	21,946
439M	4.478%, 7/1/2030 (a)	458,444
500M	Ohio Power Co., 5.375%, 10/1/2021	559,159
450M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	445,156
236M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	232,904
604M	Sempra Energy, 9.8%, 2/15/2019	699,942
500M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	580,354
		4,646,757
Total Value of Corporate Bonds (cost $60,951,640)		62,049,188
	U.S. GOVERNMENT OBLIGATIONS—1.1%
	U.S. Treasury Bonds:
400M	3%, 11/15/2044	395,242
300M	3%, 5/15/2045	296,021
Total Value of U.S. Government Obligations (cost $749,808)		691,263
Total Value of Investments (cost $61,701,448)	97.9%	62,740,451
Other Assets, Less Liabilities	2.1	1,354,223
Net Assets	100.0%	$64,094,674

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

104

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$62,049,188	$—	$62,049,188
U.S. Government Obligations	—	691,263	—	691,263
Total Investments in Securities*	$—	$62,740,451	$—	$62,740,451

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	105

Portfolio Managers’ Letter
LIMITED DURATION HIGH QUALITY BOND FUND

Dear Investor:

This is the annual report for the First Investors Life Limited Duration High Quality Bond Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 0.64%, including dividends of $0.09 cents per share.

Market and Economic Overview

The majority of equity and fixed income markets around the world generated positive returns during the 12 months ended December 31, 2016. However, the trajectory of these returns was very uneven as market sentiment changed several times during the year. U.S. economic growth was also uneven, continuing the post-recession trend of subdued but positive growth.

The year began with a 10% correction in the stock market and a rally in the bond market as weakness in the Chinese economy and stock market, first quarter U.S. growth of only 0.8%, and falling commodity prices created recession and deflation fears. Markets stabilized and the stock market recovered through the summer until Brexit—Great Britain’s unexpected decision to leave the European Union. Stock prices fell, but quickly stabilized as central banks made clear that they would do whatever was necessary to stabilize economic growth. Reacting to very accommodative monetary policy, interest rates fell to historical lows across developed country bond markets. A pickup in U.S. growth in the third quarter to 3.5%, the best quarterly rate in two years, pushed interest rates somewhat higher, while stock prices traded in a range. Following Donald Trump’s unexpected victory in the U.S. Presidential election, the stock market rallied and interest rates increased sharply as markets focused on Trump’s pro-growth agenda. The Federal Reserve (“the Fed”) rate increase in December, the only hike in 2016, had no impact on the markets. Notably, the Fed cited improving labor market indicators as a reason for raising interest rates as the U.S. unemployment rate fell to levels preceding the Great Recession.

Divergence in monetary policies and market expectations of central bank actions was a dominant factor affecting markets throughout the review period. While the Fed tightened its monetary policy, major international central banks continued easing their monetary policies. In particular, the European Central Bank cut its deposit rate to a negative 0.4% rate, expanded its bond-buying program to include corporate bonds, and extended its bond-buying stimulus program by nine months. These moves contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income and strengthened the U.S. dollar.

The Bond Market

The broad U.S. bond market returned 2.61% for the year, according to the Bank of America Merrill Lynch U.S. Broad Market Index, notably higher than the 0.60% return delivered in 2015. The benchmark 10-year Treasury note interest rate began

106

the year at 2.27%, fell to an all-time low of 1.36% in July, rose as high as 2.60% following the U.S. election, and closed the year at 2.45%. The two-year Treasury note interest rate moved higher in anticipation of the Fed rate hike, ending the year at 1.19% versus 2015’s closing level of 1.05%. Bond prices move in the opposite direction of interest rates.

The U.S. Treasury market returned 1.14% for the year. The market returned 5.66% during the first half of the year, but lost 3.96% during the fourth quarter selloff.

Investment grade corporate bonds ended the year up 5.96%. The market returned 9.42% between January and August, as many overseas fixed income investors turned to U.S. markets due to low global interest rates. In addition, investment grade corporate bonds benefited from corporate bond buying programs from both the Bank of England and the European Central Bank.

Mortgage-backed bonds returned 1.67%. The sector was buoyed by its additional yield compared to Treasury securities but higher interest rates and prepayments resulted in negative returns on a price basis.

The high yield bond market was the strongest fixed income sector in 2016, returning 17.34%. The sector attracted domestic and overseas investors searching for income. High yield bonds benefited from the rebound in the Energy sector, which comprises the largest sector of the market. The lowest rated high yield bonds (CCC-rated) had the best performance, gaining 37.46%.

Municipal bonds were the weakest fixed income sector in 2016, returning 0.44% for the year. Despite elevated issuance, municipal bonds returned 4.59% between January and August, supported by strong demand. However, this gain was reversed due to record supply in September and October, and—following the elections—concern about lower tax rates under the Trump presidency.

There was wide dispersion among individual international fixed income market returns, depending on their sovereign bond markets and currencies. Overall, international fixed income as measured by the Citi World Government ex U.S. Bond Index was up 1.81%. Although the Index returned 13.50% during the first half of the year, it lost 10.84% during the fourth quarter, as the U.S. dollar rallied strongly in the aftermath of Trump’s victory and interest rates, in general, rose.

The Fund

The Fund invests in investment grade fixed income securities. During the period, the majority of the Fund’s assets were invested in investment grade corporate bonds, asset backed securities and mortgage backed securities. The Fund seeks to maintain an average duration of between two and six years.

The 1-5 year broad bond market returned 1.58%, according to Bank of America Merrill Lynch. Duration and credit risk were the key measures of performance during

107

Portfolio Managers’ Letter (continued)
LIMITED DURATION HIGH QUALITY BOND FUND

the review period. 5-year maturities had the best performance across all short-intermediate investment grade sectors; while BBB-rated bonds outperformed higher-rated bonds. For the review period, 1-5 year Investment grade corporate bonds had total returns of 2.96%, 0-5 year Mortgage-backed bonds gained 1.24%. Fixed rate asset backed securities had total returns of 2.01%; 1-5 year Treasuries had the worst sector returns with total returns of 1.09%.

The Fund underperformed the Bank of America Merrill Lynch 1-5 Year US Broad Market Index during the review period. The relative performance was predominantly a function of the Fund being overweight the 1-3 year part of the yield curve while being less exposed to the 3-5 year part of the curve across all investment grade asset classes.

Additionally, the Fund was underweight 3-5 year BBB-rated investment grade bonds which had the best returns during the period. Another notable negative performance driver was that the Fund’s duration was relatively short during the first half of the period under review. Additionally, the Fund’s duration was extended during the second half of the year by adding 5-year Treasuries as well as 15-year 2.5% coupon agency MBS. These changes subtracted from relative fund performance, as yields significantly increased during the second half of the period under review.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

108

Fund Expenses (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$987.73	$5.00
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.11	$5.08

*	Expenses are equal to the annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

109

Cumulative Performance Information (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Limited Duration High Quality Bond Fund and the Bank of America (“BofA”) Merrill Lynch 1-5 Year U.S. Broad Market Index.

The graph compares a $10,000 investment in the Life Series Limited Duration High Quality Bond Fund beginning 7/1/14 (commencement of operations) with a theoretical investment in the BofA Merrill Lynch 1-5 Year U.S. Broad Market Index (the “Index”). The Index is a subset of the BofA Merrill Lynch U.S. Broad Market Index which tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. The Index includes all securities with a remaining term to final maturity or an average life less than 5 years. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/16. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year and Since Inception would have been 0.49% and (1.15%), respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from Foresters Investment Management Company, Inc.

110

Portfolio of Investments
LIMITED DURATION HIGH QUALITY BOND FUND
December 31, 2016

Principal
Amount	Security	Value
	CORPORATE BONDS—65.8%
	Automotive—1.2%
$100M	BMW U.S. Capital, LLC, 1.85%, 9/15/2021 (a)	$ 96,627
	Consumer Durables—1.3%
100M	Stanley Black & Decker, Inc., 2.451%, 11/17/2018	100,903
	Energy—5.3%
100M	ConocoPhillips Co., 1.05%, 12/15/2017	99,512
100M	Statoil ASA, 5.25%, 4/15/2019	107,406
100M	Suncor Energy, Inc., 6.1%, 6/1/2018	105,909
100M	TransCanada Pipelines, Ltd., 1.625%, 11/9/2017	99,939
		412,766
	Financial Services—11.1%
100M	American Express Co., 7%, 3/19/2018	106,300
100M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	108,439
100M	BlackRock, Inc., 5%, 12/10/2019	108,650
200M	Harley-Davidson Funding Corp., 6.8%, 6/15/2018 (a)	213,866
100M	Protective Life Corp., 7.375%, 10/15/2019	113,335
100M	Prudential Financial, Inc., 7.375%, 6/15/2019	112,635
100M	State Street Bank & Trust, 5.25%, 10/15/2018	105,945
		869,170
	Financials—17.0%
100M	Bank of America Corp., 5.65%, 5/1/2018	104,810
100M	Bank of Montreal, 1.9%, 8/27/2021	96,966
100M	Barclays Bank, PLC, 6.75%, 5/22/2019	110,006
100M	Citigroup, Inc., 6.125%, 11/21/2017	103,883
200M	Fifth Third Bank, 1.625%, 9/27/2019	197,687
100M	Goldman Sachs Group, Inc., 6.15%, 4/1/2018	105,223
100M	JPMorgan Chase & Co., 6%, 1/15/2018	104,328
200M	Mastercard, Inc., 2%, 11/21/2021	198,441
100M	Morgan Stanley, 6.625%, 4/1/2018	105,784
100M	U.S. Bank NA, 2.125%, 10/28/2019	100,401
100M	Wells Fargo & Co., 4.60%, 4/1/2021	107,516
		1,335,045

111

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
December 31, 2016

Principal
Amount	Security	Value
	Food/Beverage/Tobacco—6.5%
$100M	Anheuser-Busch InBev Finance, Inc., 1.9%, 2/1/2019	$ 100,194
200M	Ingredion, Inc, 4.625%, 11/1/2020	214,544
200M	Mondelez International Holdings, Inc., 2%, 10/28/2021 (a)	191,826
		506,564
	Forest Products/Containers—1.3%
100M	Georgia Pacific, LLC, 3.163%, 11/15/2021 (a)	101,301
	Health Care—2.5%
100M	Gilead Sciences, Inc., 2.55%, 9/1/2020	101,107
100M	Teva Pharmaceutical NE, 2.2%, 7/21/2021	95,771
		196,878
	Information Technology—3.8%
100M	Apple, Inc., 1.55%, 8/4/2021	96,746
100M	Diamond 1 Finance Corp., 4.42%, 6/15/2021 (a)	103,577
100M	Microsoft Corp., 1.55%, 8/8/2021	97,055
		297,378
	Manufacturing—1.3%
100M	Tyco Electronics Group SA, 6.55%, 10/1/2017	103,744
	Real Estate—4.1%
100M	Boston Properties, LP, 5.875%, 10/15/2019	109,110
100M	Realty Income Corp., 3.25%, 10/15/2022	100,934
100M	Welltower, Inc., 6.125%, 4/15/2020	111,086
		321,130
	Retail-General Merchandise—1.3%
100M	McDonald’s Corp., 2.1%, 12/7/2018	100,641
	Telecommunications—3.8%
100M	AT&T, Inc., 2.45%, 6/30/2020	99,386
	Verizon Communications, Inc.:
100M	3.65%, 9/14/2018	103,344
100M	1.75%, 8/15/2021	96,035
		298,765

112

Principal
Amount	Security	Value
	Utilities—5.3%
$100M	Arizona Public Service Co., 8.75%, 3/1/2019	$ 113,711
100M	Ohio Power Co., 6.05%, 5/1/2018	105,397
100M	Southern Power Co., 1.85%, 12/1/2017	100,287
100M	Wisconsin Public Service Corp., 1.65%, 12/4/2018	99,925
		419,320
Total Value of Corporate Bonds (cost $5,203,133)		5,160,232
	ASSET BACKED SECURITIES—15.5%
	Fixed Autos—9.7%
100M	AmeriCredit Auto Receivables. Trust, 1.83%, 12/8/2021	99,109
100M	Avis Budget Rental Car Funding AESOP, LLC, 2.97%, 2/20/2020 (a)	101,086
100M	CarMax Auto Owner Trust, 1.92%, 7/15/2022	97,901
3M	Ford Credit Auto Owner Trust, 0.79%, 5/15/2018	3,460
30M	GM Financial Auto Leasing Trust, 1.76%, 3/20/2020	29,812
100M	Hertz Vehicle Financing, LLC, 2.65%, 7/25/2022 (a)	97,011
45M	Honda Auto Receivables Owner Trust, 1.46%, 10/15/2020	45,064
50M	Hyundai Auto Receivables Trust, 1.48%, 6/15/2021	49,805
100M	Toyota Auto Receivables Owner Trust, 1.42%, 1/15/2022	98,403
135M	Volkswagen Auto Lease Trust, 1.25%, 12/20/2017	134,848
		756,499
	Fixed Communications—1.3%
100M	Verizon Owner Trust, 2.15%, 5/20/2021 (a)	99,331
	Fixed Credit Cards—2.5%
100M	Barclays DryRock Issuance Trust, 2.2%, 12/15/2022	100,512
100M	Chase Issuance Trust, 1.49%, 7/15/2022	98,227
		198,739
	Fixed Equipment—2.0%
60M	John Deere Owner Trust, 1.36%, 4/15/2020	59,861
100M	Kubota Credit Owner Trust, 1.71%, 10/15/2022 (a)	98,973
		158,834
Total Value of Asset Backed Securities (cost $1,226,853)		1,213,403

113

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
December 31, 2016

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—9.3%
	Fannie Mae—7.9%
$142M	2.5%, 8/1/2030 – 8/1/2031	$142,072
269M	3%, 8/1/2026 – 4/1/2031	276,235
195M	3.5%, 12/1/2025 – 12/1/2029	203,753
		622,060
	Freddie Mac—1.4%
104M	3%, 8/1/2027 – 8/1/2030	107,642
Total Value of Residential Mortgage-Backed Securities (cost $735,919)		729,702
	COVERED BONDS—4.5%
	Financial Services—3.2%
250M	Stadshypotek AB, 1.875%, 10/2/2019 (a)	248,813
	Financials—1.3%
100M	Royal Bank of Canada, 2.2%, 9/23/2019	100,607
Total Value of Covered Bonds (cost $353,217)		349,420
	U.S. GOVERNMENT OBLIGATIONS—1.0%
	U.S. Treasury Notes:
15M	1%, 3/15/2019	14,922
65M	1.375%, 4/30/2020	64,591
Total Value of U.S. Government Obligations (cost $80,159)		79,513
Total Value of Investments (cost $7,599,281)	96.1%	7,532,270
Other Assets, Less Liabilities	3.9	304,761
Net Assets	100.0%	$7,837,031

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

114

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$5,160,232	$—	$5,160,232
Asset Backed Securities	—	1,213,403	—	1,213,403
Residential Mortgage-Backed
Securities	—	729,702	—	729,702
Covered Bonds	—	349,420	—	349,420
U.S. Government Obligations	—	79,513	—	79,513
Total Investments in Securities*	$—	$7,532,270	$—	$7,532,270

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds, asset backed securities and covered bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	115

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Life Opportunity Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 8.26%, including dividends of $0.07 cents per share.

Market and Economic Overview

The majority of equity and fixed income markets around the world generated positive returns during the 12 months ended December 31, 2016. However, the trajectory of these returns was very uneven as market sentiment changed several times during the year. U.S. economic growth was also uneven, continuing the post-recession trend of subdued but positive growth.

The year began with a 10% correction in the stock market and a rally in the bond market as weakness in the Chinese economy and stock market, first quarter U.S. growth of only 0.8%, and falling commodity prices created recession and deflation fears. Markets stabilized and the stock market recovered through the summer until Brexit—Great Britain’s unexpected decision to leave the European Union. Stock prices fell, but quickly stabilized as central banks made clear that they would do whatever was necessary to stabilize economic growth. Reacting to very accommodative monetary policy, interest rates fell to historical lows across developed country bond markets. A pickup in U.S. growth in the third quarter to 3.5%, the best quarterly rate in two years, pushed interest rates somewhat higher, while stock prices traded in a range. Following Donald Trump’s unexpected victory in the U.S. Presidential election, the stock market rallied and interest rates increased sharply as markets focused on Trump’s pro-growth agenda. The Federal Reserve (“the Fed”) rate increase in December, the only hike in 2016, had no impact on the markets. Notably, the Fed cited improving labor market indicators as a reason for raising interest rates as the U.S. unemployment rate fell to levels preceding the Great Recession.

Divergence in monetary policies and market expectations of central bank actions was a dominant factor affecting markets throughout the review period. While the Fed tightened its monetary policy, major international central banks continued easing their monetary policies. In particular, the European Central Bank cut its deposit rate to a negative 0.4% rate, expanded its bond-buying program to include corporate bonds, and extended its bond-buying stimulus program by nine months. These moves contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income and strengthened the U.S. dollar.

The Equity Market

Overall, U.S. equities (measured by the S&P 500 Index) posted a strong return of 11.96% for the 12 months ended December 31, 2016. However, stocks had one of the worst starts to the beginning of the year on record, plunging 10.27% by February 11,

116

amid worries about China, global growth and falling oil prices. Most of those fears subsided by mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected. Markets subsequently rebounded, gaining almost 17% by the June 23rd Brexit vote. Momentum paused as markets lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets declined ahead of the U.S. presidential election, but reacted positively to Donald Trump’s unexpected win, focusing on the pro-growth aspects of his agenda.

While all market cap segments posted double-digit returns for the year, small-cap stocks (Russell 2000 Index) had the best performance, returning 21.31%, followed by mid-caps (S&P MidCap 400 Index) at 20.74%. Small-cap stocks in particular benefited from the post-election rally and President-elect Trump’s domestically centered policies. Value stocks outperformed growth stocks, supported by strong performance from Financials at the end of the year.

10 out of 11 S&P 500 sectors were positive in 2016, but with several sector rotations during the period. Energy was the strongest sector at 27.36%. It was weak during the beginning of the year, but recovered during the second half due to rising oil prices. The Healthcare sector, which had performed well for the past several years, was the weakest sector, down 2.69%. Higher yielding stocks, including Utilities and REITs, held up well during the first half of the year, supported by the low yielding environment and lack of other higher yielding options, but were negative during the second half.

International equities experienced wide swings during the review period. Developed markets (MSCI EAFE Index) finished the review period up 5.88% in local currencies and 1.51% in U.S. dollar terms as an appreciating dollar reduced returns for U.S. investors. Emerging markets (MSCI EM Index) had a difficult fourth quarter in 2016, but outperformed developed markets for the year with returns of 10.11% in local currencies and 11.60% in U.S. dollars. For most of the year, negative yields on many international bonds increased demand for emerging market assets. Select emerging markets also benefited from recovering commodity and oil prices.

The Fund

Fund performance in 2016 was positive; however it underperformed its benchmark due to stock selection in the Healthcare sector, as well as its weighting in the Industrial sector. The Fund’s absolute performance was mainly attributable to investments in the Financial and Information Technology sectors. Among our financial stocks, Citizens Financial Group—which is a commercial bank operating mainly in the Northeast—rose after Donald Trump’s surprising victory in the U.S. Presidential election led to a rally in regional and community bank stocks. The prospects of lower cash taxes, a steeper yield curve, and lesser regulatory burdens suggest earnings are poised to accelerate across the industry. Among our Information Technology stocks, Lam Research Corp.—which makes semiconductor processing

117

Portfolio Managers’ Letter (continued)
OPPORTUNITY FUND

equipment—outperformed due to strong demand in its key end markets, most notably 3D NAND, which is memory stacked vertically in multiple layers. The move by customers to more complicated semiconductor manufacturing processes requires more of the company’s specialized tools.

On a relative basis, the Fund underperformed the S&P 400 Mid-Cap Index primarily due to stock selection in the Healthcare sector and weighting in the Industrial sector. Among our healthcare stocks, Allergan PLC—which makes generic and specialty pharmaceuticals—suffered from news that the U.S. Department of the Treasury issued new guidelines on April 4, 2016 that were specifically intended to scuttle the company’s acquisition by Pfizer, Inc. Additionally, Perrigo PLC—which makes over-the-counter, generic and specialty pharmaceuticals—fell after disclosing pricing headwinds in its generic prescription business. The magnitude of the decreases (due to competition) took investors by surprise. Among our Industrial stocks, Roper Technologies, Inc.—an industrial conglomerate with operations in industrial controls, pumps, healthcare, and communications—had a modestly negative year (down 3%) on news of weak energy end markets and delays in international traffic projects. However, the primary reason for our underperformance was the Fund’s underweight of the Industrial sector. Trump’s surprise victory increased investor optimism for an infrastructure stimulus package, a regulatory/tax burden reduction, and an economic expansion.

Among positives to relative performance, the Fund’s stock selection in the Consumer Staples sector helped. Pinnacle Foods, Inc.—a maker of branded foods such as Birds Eye, Duncan Hines, and Aunt Jemima—benefited from improved profitability, as well as its accretive acquisition of Boulder Brands, Inc., which is best known for its Smart Balance branded margarine substitutes.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

118

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$1,100.55	$4.54
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.82	$4.37

*	Expenses are equal to the annualized expense ratio of .86%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

119

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Opportunity Fund and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Life Series Opportunity Fund beginning 12/17/12 (commencement of operations) with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/16.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

120

Portfolio of Investments
OPPORTUNITY FUND
December 31, 2016

Shares		Security	Value
		COMMON STOCKS—97.0%
		Consumer Discretionary—23.3%
13,600	*	Acushnet Holdings Corporation	$ 268,056
13,200		American Eagle Outfitters, Inc.	200,244
2,700		ARAMARK Holdings Corporation	96,444
9,300	*	Belmond, Ltd. – Class “A”	124,155
6,900		Big Lots, Inc.	346,449
9,600		BorgWarner, Inc.	378,624
3,100		Caleres, Inc.	101,742
10,600		Delphi Automotive, PLC	713,910
19,400		DSW, Inc. – Class “A”	439,410
4,800		Foot Locker, Inc.	340,272
10,600	*	Fox Factory Holding Corporation	294,150
1,700		Group 1 Automotive, Inc.	132,498
4,200		Harman International Industries, Inc.	466,872
5,800	*	Helen of Troy, Ltd.	489,810
6,700		L Brands, Inc.	441,128
3,950		Lear Corporation	522,861
4,300	*	LKQ Corporation	131,795
8,700		Magna International, Inc.	377,580
16,700	*	Michaels Companies, Inc.	341,515
34,900		Newell Brands, Inc.	1,558,285
3,400		Nordstrom, Inc.	162,962
6,500		Oxford Industries, Inc.	390,845
10,300		Penske Automotive Group, Inc.	533,952
1,300		Ralph Lauren Corporation	117,416
13,000		Ruth’s Hospitality Group, Inc.	237,900
13,500	*	Select Comfort Corporation	305,370
16,300	*	ServiceMaster Global Holdings, Inc.	614,021
20,800		Stein Mart, Inc.	113,984
22,300	*	TRI Pointe Group, Inc.	256,004
11,400		Tupperware Brands Corporation	599,868
2,400		Whirlpool Corporation	436,248
25,200	*	William Lyon Homes – Class “A”	479,556
3,700		Wyndham Worldwide Corporation	282,569
			12,296,495
		Consumer Staples—5.8%
4,400		AdvancePierre Foods Holdings, Inc.	131,032
7,200		B&G Foods, Inc.	315,360
4,800	*	Herbalife, Ltd.	231,072
23,300		Koninklijke Ahold Delhaize NV (ADR)	489,067

121

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2016

Shares		Security	Value
		Consumer Staples (continued)
1,100		McCormick & Company, Inc.	$ 102,663
6,200		Nu Skin Enterprises, Inc. – Class “A”	296,236
13,200		Pinnacle Foods, Inc.	705,540
5,200		Tootsie Roll Industries, Inc.	206,700
2,400		Tyson Foods, Inc. – Class “A”	148,032
15,100	*	U.S. Foods Holding Corporation	414,948
			3,040,650
		Energy—2.9%
1,600	*	Dril-Quip, Inc.	96,080
4,200		EOG Resources, Inc.	424,620
4,800		EQT Corporation	313,920
4,500		Hess Corporation	280,305
4,200		National Oilwell Varco, Inc.	157,248
9,500		PBF Energy, Inc. – Class “A”	264,860
			1,537,033
		Financials—15.3%
3,600		Ameriprise Financial, Inc.	399,384
11,700		Berkshire Hills Bancorp, Inc.	431,145
25,500		Citizens Financial Group, Inc.	908,565
12,200		Discover Financial Services	879,498
21,200		Financial Select Sector SPDR Fund (ETF)	492,900
8,000		First Republic Bank	737,120
4,800		Great Western Bancorp, Inc.	209,232
6,400		iShares Core S&P Mid-Cap ETF (ETF)	1,058,176
8,500		iShares Russell 2000 ETF (ETF)	1,146,225
6,400		NASDAQ, Inc.	429,568
11,700		National General Holdings Corporation	292,383
11,900		SPDR S&P Regional Banking (ETF)	661,283
11,200		Sterling Bancorp	262,080
9,000		Waddell & Reed Financial, Inc. – Class “A”	175,590
			8,083,149
		Health Care—13.2%
2,700	*	Allergan, PLC	567,027
7,100	*	AMN Healthcare Services, Inc.	272,995
11,900	*	Centene Corporation	672,469
5,300	*	Charles River Laboratories International, Inc.	403,807
4,000		Dentsply Sirona, Inc.	230,920

122

Shares		Security	Value
		Health Care (continued)
2,100	*	Envision Healthcare Corporation	$ 132,909
7,400		Gilead Sciences, Inc.	529,914
8,000		Hill-Rom Holdings, Inc.	449,120
3,700		McKesson Corporation	519,665
200	*	Patheon NV	5,742
2,700		Perrigo Company, PLC	224,721
18,600		Phibro Animal Health Corporation – Class “A”	544,980
12,200	*	Prestige Brands Holdings, Inc.	635,620
4,000		Quest Diagnostics, Inc.	367,600
6,100		Thermo Fisher Scientific, Inc.	860,710
2,700	*	VCA, Inc.	185,355
13,500	*	VWR Corporation	337,905
			6,941,459
		Industrials—10.4%
13,800		A.O. Smith Corporation	653,430
8,500		ESCO Technologies, Inc.	481,525
3,400		Ingersoll-Rand, PLC	255,136
11,900		ITT, Inc.	458,983
4,400		J.B. Hunt Transport Services, Inc.	427,108
13,100		Korn/Ferry International	385,533
6,400		ManpowerGroup, Inc.	568,768
4,500		Masco Corporation	142,290
4,500		Nielsen Holdings, PLC	188,775
4,400		Regal Beloit Corporation	304,700
1,500		Roper Technologies, Inc.	274,620
5,000		Snap-On, Inc.	856,350
2,400		Stanley Black & Decker, Inc.	275,256
14,100		Triton International, Ltd.	222,780
			5,495,254
		Information Technology—12.5%
22,300	*	ARRIS International, PLC	671,899
3,200		Broadcom, Ltd.	565,664
4,800	*	Fiserv, Inc.	510,144
4,800		Juniper Networks, Inc.	135,648
6,900		Lam Research Corporation	729,537
1,500		Methode Electronics, Inc.	62,025
2,200	*	NETGEAR, Inc.	119,570
14,300		Sabre Corporation	356,785
8,800		Silicon Motion Technology Corporation (ADR)	373,824
23,600		Symantec Corporation	563,804

123

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2016

Shares		Security	Value
		Information Technology (continued)
800	*	Synchronoss Technologies, Inc.	$ 30,640
2,000		TE Connectivity, Ltd.	138,560
14,600		Technology Select Sector SPDR Fund (ETF)	706,056
33,300		Travelport Worldwide, Ltd.	469,530
11,400		Western Digital Corporation	774,630
4,700	*	Zebra Technologies Corporation – Class “A”	403,072
			6,611,388
		Materials—5.9%
8,700	*	Berry Plastics Group, Inc.	423,951
9,800	*	Ferro Corporation	140,434
5,600		FMC Corporation	316,736
17,100	*	Louisiana-Pacific Corporation	323,703
2,100		Praxair, Inc.	246,099
11,900		Sealed Air Corporation	539,546
24,900	*	Summit Materials, Inc. – Class “A”	592,371
8,700		Trinseo SA	515,910
			3,098,750
		Real Estate—4.7%
22,800		Brixmor Property Group, Inc. (REIT)	556,776
8,000		Douglas Emmett, Inc. (REIT)	292,480
2,400		Federal Realty Investment Trust (REIT)	341,064
33,100		FelCor Lodging Trust, Inc. (REIT)	265,131
3,000		Real Estate Select Sector SPDR Fund (ETF)	92,250
32,800		Sunstone Hotel Investors, Inc. (REIT)	500,200
11,500		Tanger Factory Outlet Centers, Inc. (REIT)	411,470
			2,459,371
		Utilities—3.0%
200		Black Hills Corporation	12,268
3,700		NiSource, Inc.	81,918
7,700		Portland General Electric Company	333,641
7,200		SCANA Corporation	527,616
10,600		WEC Energy Group, Inc.	621,690
			1,577,133
Total Value of Common Stocks (cost $44,784,784)			51,140,682

124

Principal
Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.9%
$1,000M	Federal Home Loan Bank, 0.47%, 2/7/2017 (cost $999,517)	$ 999,524
Total Value of Investments (cost $45,784,301)	98.9%	52,140,206
Other Assets, Less Liabilities	1.1	596,582
Net Assets	100.0%	$52,736,788

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Funds
	REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$51,140,682	$—	$—	$51,140,682
Short-Term U.S. Government
Agency Obligations	—	999,524	—	999,524
Total Investments in Securities*	$51,140,682	$999,524	$—	$52,140,206

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	125

Portfolio Manager’s Letter
REAL ESTATE FUND

Dear Investor:

This is the annual report for the First Investors Life Real Estate Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 6.57%, including dividends of $0.07 cents per share and capital gains of $0.06 cents per share.

Market and Economic Overview

The majority of equity and fixed income markets around the world generated positive returns during the 12 months ended December 31, 2016. However, the trajectory of these returns was very uneven as market sentiment changed several times during the year. U.S. economic growth was also uneven, continuing the post-recession trend of subdued but positive growth.

The year began with a 10% correction in the stock market and a rally in the bond market as weakness in the Chinese economy and stock market, first quarter U.S. growth of only 0.8%, and falling commodity prices created recession and deflation fears. Markets stabilized and the stock market recovered through the summer until Brexit—Great Britain’s unexpected decision to leave the European Union. Stock prices fell, but quickly stabilized as central banks made clear that they would do whatever was necessary to stabilize economic growth. Reacting to very accommodative monetary policy, interest rates fell to historical lows across developed country bond markets. A pickup in U.S. growth in the third quarter to 3.5%, the best quarterly rate in two years, pushed interest rates somewhat higher, while stock prices traded in a range. Following Donald Trump’s unexpected victory in the U.S. Presidential election, the stock market rallied and interest rates increased sharply as markets focused on Trump’s pro-growth agenda. The Federal Reserve (“the Fed”) rate increase in December, the only hike in 2016, had no impact on the markets. Notably, the Fed cited improving labor market indicators as a reason for raising interest rates as the U.S. unemployment rate fell to levels preceding the Great Recession.

Divergence in monetary policies and market expectations of central bank actions was a dominant factor affecting markets throughout the review period. While the Fed tightened its monetary policy, major international central banks continued easing their monetary policies. In particular, the European Central Bank cut its deposit rate to a negative 0.4% rate, expanded its bond-buying program to include corporate bonds, and extended its bond-buying stimulus program by nine months. These moves contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income and strengthened the U.S. dollar.

126

The Equity Market

Overall, U.S. equities (measured by the S&P 500 Index) posted a strong return of 11.96% for the 12 months ended December 31, 2016. However, stocks had one of the worst starts to the beginning of the year on record, plunging 10.27% by February 11, amid worries about China, global growth and falling oil prices. Most of those fears subsided by mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected. Markets subsequently rebounded, gaining almost 17% by the June 23rd Brexit vote. Momentum paused as markets lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets declined ahead of the U.S. presidential election, but reacted positively to Donald Trump’s unexpected win, focusing on the pro-growth aspects of his agenda.

While all market cap segments posted double-digit returns for the year, small-cap stocks (Russell 2000 Index) had the best performance, returning 21.31%, followed by mid-caps (S&P MidCap 400 Index) at 20.74%. Small-cap stocks in particular benefited from the post-election rally and President-elect Trump’s domestically centered policies. Value stocks outperformed growth stocks, supported by strong performance from Financials at the end of the year.

10 out of 11 S&P 500 sectors were positive in 2016, but with several sector rotations during the period. Energy was the strongest sector at 27.36%. It was weak during the beginning of the year, but recovered during the second half due to rising oil prices. The Healthcare sector, which had performed well for the past several years, was the weakest sector, down 2.69%. Higher yielding stocks, including Utilities and REITs, held up well during the first half of the year, supported by the low yielding environment and lack of other higher yielding options, but were negative during the second half.

International equities experienced wide swings during the review period. Developed markets (MSCI EAFE Index) finished the review period up 5.88% in local currencies and 1.51% in U.S. dollar terms as an appreciating dollar reduced returns for U.S. investors. Emerging markets (MSCI EM Index) had a difficult fourth quarter in 2016, but outperformed developed markets for the year with returns of 10.11% in local currencies and 11.60% in U.S. dollars. For most of the year, negative yields on many international bonds increased demand for emerging market assets. Select emerging markets also benefited from recovering commodity and oil prices.

127

Portfolio Manager’s Letter (continued)
REAL ESTATE FUND

The Fund

During the period under review, demand for commercial real estate remained strong due to an expanding U.S. economy, with continuous GDP growth and employment gains. The domestic nature of real estate meant fundamentals remained on firm footing. However, since real estate investment trusts (“REITs”) are sensitive to interest rates in the short term, volatility was elevated due to what some would call “black swan” events (Brexit and the U.S. presidential election). The Fund was able to take advantage by sticking to our value-oriented, high quality strategy. However, there were concerns about oversupply in a few property types and submarkets, namely Senior Housing, Apartments, Hotels and Self-storage.

2016 was one of the busiest years in terms of mergers and acquisitions. Foreign capital, driven by low domestic yield, continued to favor U.S. dollars (“USD”) assets. Eight REITs, ranging from mortgage and apartments to office, were taken private or merged with another REIT.

Returns varied significantly across sectors. Real Estate Operating/Development (+181.5%) was the strongest performing sector followed by Single Tenant (+37.0%). The worst performing sectors were Malls (+0.12%) and Self-Storage (–4.1%).

The Fund underperformed its benchmark by 0.11%. Relative performance is a combination of sector allocation and stock selection. Being overweight Single Tenant, and stock selection in Malls, contributed to relative performance. Overweight and stock selection in Diversified, and underweight in Industrial, detracted from performance.

Hotel fundamentals were surprisingly resilient. Foreign travel was down due to a strong USD, but domestic demand was strong, fueled by healthy corporate earnings. While our stock selection in Hotels was positive, our underweight in the sector detracted from relative performance.

Office demand remained robust, driven by strong job growth. Overweight positions in Boston Properties and Paramount Group detracted from performance as abundant supply in Downtown Manhattan and Hudson Yard took market share from Midtown Manhattan which is a core market both companies are heavily invested in.

In the Apartment sector, oversupply in coastal markets weakened rent growth. In some areas, landlords have to offer concessions such as a month’s free rent to stay competitive. Our underweight in the sector aided performance, but was offset by negative stock selection as the Fund was overweight in these coastal market apartment REITs.

128

In the Self-Storage sector, our position in Life Storage and Public Storage have detracted from performance. Concern about oversupply has slowed rent growth, but in absolute terms, rent growth is merely slowing down from high-single digit to mid-single digit, which is relatively higher than other sectors.

Our position in Select Income REIT aided performance. The underlying real estate is solid, anchored by a Hawaiian ground lease asset. We were able to take advantage of attractive entry levels caused by changes in U.S. interest rates throughout the year.

In the Diversified sector, Corrections Corporation, a core holding of the Fund, underperformed on a relative basis. Operating fundamentals were fine. It was, however, caught up in politics. The new Trump administration is expected to view private prisons and incarceration in a better light. The business remains solid.

At the end of the period, the Fund maintains an overweight exposure to Self-Storage, Regional Malls and underweight to Industrial and Shopping Centers.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

129

Fund Expenses (unaudited)
REAL ESTATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$954.43	$5.31
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.71	$5.48

*	Expenses are equal to the annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

130

Cumulative Performance Information (unaudited)
REAL ESTATE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Real Estate Fund and the Dow Jones U.S. Select REIT Index.

The graph compares a $10,000 investment in the First Investors Life Series Real Estate Fund beginning 5/1/15 (commencement of operations) with a theoretical investment in the Dow Jones U.S. Select REIT Index (the “Index”). The Index intends to measure the performance of publicly traded REITs and REIT-like securities. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index (RESI), which represents equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded in the U.S. The indices are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/16.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Dow Jones and all other figures are from Foresters Investment Management Company, Inc.

131

Portfolio of Investments
REAL ESTATE FUND
December 31, 2016

Shares		Security	Value
		COMMON STOCKS—96.7%
		Apartments REITs—13.9%
1,517		Apartment Investment & Management Company – Class “A”	$ 68,948
1,822		AvalonBay Communities, Inc.	322,767
435		Camden Property Trust	36,570
4,776		Equity Residential	307,383
744		Essex Property Trust, Inc.	172,980
1,406		Mid-America Apartment Communities	137,676
698		UDR, Inc.	25,463
			1,071,787
		Diversified REITs—8.8%
6,047		Communications Sales & Leasing	153,654
5,663		CoreCivic, Inc.	138,517
185		CorEnergy Infrastructure Trust, Inc.	6,453
120		Digital Realty Trust, Inc.	11,791
2,478		Duke Realty Corporation	65,816
193		DuPont Fabros Technology, Inc.	8,479
2,930		Forest City Realty Trust, Inc.	61,061
280		Liberty Property Trust	11,060
2,118		Vornado Realty Trust	221,056
200		Whitestone REIT	2,876
			680,763
		Health Care REITs—12.7%
4,767		Care Capital Properties, Inc.	119,175
6,084		HCP, Inc.	180,817
150		Healthcare Realty Trust, Inc.	4,548
250		Healthcare Trust of America, Inc.	7,277
282		LTC Properties, Inc.	13,248
830		Omega Heathcare Investors, Inc.	25,946
1,556	*	Quality Care Properties	24,118
3,597		Senior Housing Properties Trust	68,091
3,980		Ventas, Inc.	248,830
4,294		Welltower, Inc.	287,397
			979,447

132

Shares		Security	Value
		Hotels REITs—2.8%
1,361		Hospitality Properties Trust	$ 43,198
6,506		Host Hotels & Resorts, Inc.	122,573
1,409		LaSalle Hotel Properties	42,932
703		Sunstone Hotel Investors, Inc.	10,721
			219,424
		Manufactured Homes REITs—2.4%
1,671		Equity LifeStyle Properties, Inc.	120,479
847		Sun Communities, Inc.	64,889
			185,368
		Mortgage REITs—.1%
507		AGNC Investment Corporation	9,192
		Office Property REITs—9.6%
741		Alexandria Real Estate Equities, Inc.	82,347
1,784		Boston Properties, Inc.	224,392
400		Brandywine Realty Trust	6,604
1,510		City Office REIT, Inc.	19,887
1,460		Corporate Office Properties Trust	45,581
415		Douglas Emmett, Inc.	15,172
595		Empire State Realty Trust, Inc. – Class “A”	12,013
1,735	*	Equity Commonwealth	52,466
60		Franklin Street Properties Corporation	778
873		Mack-Cali Realty Corporation	25,334
3,580		New York REIT, Inc.	36,230
4,955		Paramount Group, Inc.	79,230
1,047		Piedmont Office Realty Trust, Inc. – Class “A”	21,893
481		SL Green Realty Corporation	51,732
3,705		Tier REIT, Inc.	64,430
			738,089
		Real Estate Owners/Development—.0%
25		RMR Group, Inc. – Class “A”	988
		Real Estate Services—2.2%
6,336	*	Marcus & Millichap, Inc.	169,298

133

Portfolio of Investments (continued)
REAL ESTATE FUND
December 31, 2016

Shares	Security	Value
	Regional Malls REITs—19.6%
6,686	CBL & Associates Properties, Inc.	$ 76,889
11,445	General Growth Properties, Inc.	285,896
1,061	Macerich Company	75,161
162	National Retail Properties, Inc.	7,160
638	Pennsylvania Real Estate Investment Trust	12,096
3,851	Simon Property Group, Inc.	684,207
5,631	Tanger Factory Outlet Centers, Inc.	201,477
1,719	Taubman Centers, Inc.	127,086
4,706	Washington Prime Group, Inc.	48,989
		1,518,961
	Shopping Centers REITs—4.4%
140	Acadia Realty Trust	4,575
420	Cedar Realty Trust, Inc.	2,743
5,505	DDR Corporation	84,061
621	Federal Realty Investment Trust	88,250
1,353	Kimco Realty Corporation	34,042
540	Kite Realty Group Trust	12,679
230	Ramco-Gershenson Properties Trust	3,813
430	Regency Centers Corporation	29,649
4,180	Retail Properties of America, Inc. – Class “A”	64,079
390	Weingarten Realty Investors	13,958
		337,849
	Single Tenant REITs—2.6%
6,800	Select Income REIT	171,360
2,144	Spirit Realty Capital, Inc.	23,284
150	STORE Capital Corporation	3,707
700	VEREIT, Inc.	5,922
		204,273
	Storage REITs—15.6%
2,557	CubeSmart	68,451
3,889	Extra Space Storage, Inc.	300,386
123	Iron Mountain, Inc.	3,995
3,207	Life Storage, Inc.	273,429
2,490	Public Storage	556,515
		1,202,776

134

Shares	Security		Value
	Student Housing REITs—.4%
616	American Campus Communities, Inc.		$ 30,658
	Warehouse/Industrial REITs—1.6%
298	American Tower Corporation		31,493
110	DCT Industrial Trust, Inc.		5,267
53	EastGroup Properties, Inc.		3,914
265	First Industrial Realty Trust, Inc.		7,433
1,490	Prologis, Inc.		78,657
			126,764
Total Value of Common Stocks (cost $7,241,299)		96.7%	7,475,637
Other Assets, Less Liabilities		3.3	257,562
Net Assets		100.0%	$7,733,199

*	Non-income producing

Summary of Abbreviations:
	REITs	Real Estate Investment Trusts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

135

Portfolio of Investments (continued)
REAL ESTATE FUND
December 31, 2016

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$7,475,637	$—	$—	$7,475,637

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

136	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Life Select Growth Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 4.04%, including dividends of $0.09 cents per share and capital gains of $0.96 cents per share.

Market Overview

The fiscal year can be characterized as a parade of distractions culminating in an election result that took many by surprise. The market promptly started the year with a significant negative move in January with the Russell 3000 Growth Index dropping 11.0%. It was followed by a rapid recovery which made the first quarter’s return marginally positive. The positive gains continued into the fiscal second quarter, but a surprise result in a referendum deciding that Great Britain would leave the European Union roiled the market in late June which again made for a marginally positive quarter. More robust economic data allowed the fiscal third quarter to have a good start with a 4.5% up move in the Russell 3000 Growth Index, but signaling of a possible rate hike by the Federal Reserve (“the Fed”) gave investors second thoughts. In fact, throughout the year, signals from the Fed, as well as other central banks such as the European Central Bank or the Bank of China—whether to raise rates, stay put, or increase stimulus—have been significant contributors to up or down moves in the market.

Then finally, the result in the U.S. presidential election took many by surprise. The subsequent stock rally took many market watchers by surprise as well. In sum, a series of distractions have kept investors’ focus on factors other than fundamental performance of businesses. As a result, many characteristics for growth the Smith Group favors when selecting stocks, such as Positive Earnings Revisions and Positive Earnings Surprise, have been largely out of favor throughout the year. Thus, while an absolute return of 4.04% for Class A shares is respectable, this result fell short of the benchmark as many investors put emphasis elsewhere.

The Fund

The Fund’s performance for the 2016 fiscal year was helped by the Energy and Financials sectors. In Energy, a rebound in oil prices propelled the Fund’s holdings in the sector to a 46.8% return, far outpacing the benchmark’s return of 23.6%. SM Energy, an exploration and production company operating in South Texas, the Permian Basin, and the Rocky Mountains as well as involvement in several shale plays, and Helmerich & Payne, a driller with significant market share in fracking, gaining 75.5% and 51.6%, respectively, were the largest contributors to performance. The Financials sector was the strongest sector in the benchmark during the fourth quarter. In fact, more than half of the 15.9% yearly return was gained after the election. The

137

Portfolio Manager’s Letter (continued)
SELECT GROWTH FUND

Fund’s holdings in the sector gained 25.3% during the year, with Discover Financial and SunTrust Banks leading the way, returning 37.4% and 27.6%, respectively.

On the negative side, the Fund’s holdings in the Information Technology and Consumer Staples sectors disappointed. Information Technology was the most significant positive sector in the benchmark, posting a positive return of 11.6% for its 29.2% weight. With the Fund getting hurt by its positions in chipmaker Jabil Circuit and software distributor Red Hat, down 18.6%, and 16.2%, respectively, and missing out on the solid performance in the big benchmark names Microsoft, Apple, and Facebook, which gained 15.1%, 12.5%, and 9.9%, respectively, Fund return of 4.4% in the sector lagged significantly. In Consumer Staples, long-term holding Kroger was hurt by slowing sales growth and fewer acquisition opportunities. The stock declined 14.7% before it was sold in May, but for the total holding period since our purchase in March of 2012 the return was more than 215% compared to the benchmark’s 68%. The Fund’s Consumer Staples holdings lost 4.6% in total for the year, lagging the benchmark’s positive 4.1% return in the sector.

While we are pleased with the absolute performance of the Fund for the year, we are disappointed with the relative return compared to the benchmark. However, as the year was coming to a close with a market rally, stock prices seemed to respond more favorably to business fundamentals such that the Fund outperformed the benchmark during the fourth quarter. We continue to believe that equities should be able to generate healthy returns going forward as slow and steady economic growth should provide a solid foundation for strong earnings growth in the companies held by the Fund. We continue to believe our focus on high quality companies with the ability to deliver unexpected earnings is the key to generating excess returns over the long term.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

138

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$1,057.75	$4.19
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.07	$4.12

*	Expenses are equal to the annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

139

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Select Growth Fund and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Life Series Select Growth Fund beginning 12/31/06 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/16.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from Foresters Investment Management Company, Inc.

140

Portfolio of Investments
SELECT GROWTH FUND
December 31, 2016

Shares		Security	Value
		COMMON STOCKS—97.6%
		Consumer Discretionary—14.7%
14,300		Dick’s Sporting Goods, Inc.	$ 759,330
69,560		Gentex Corporation	1,369,636
15,625		Home Depot, Inc.	2,095,000
24,300		Nordstrom, Inc.	1,164,699
17,100		Target Corporation	1,235,133
13,900		Wyndham Worldwide Corporation	1,061,543
			7,685,341
		Consumer Staples—8.5%
13,600		Clorox Company	1,632,272
30,000		Sysco Corporation	1,661,100
16,800		Wal-Mart Stores, Inc.	1,161,216
			4,454,588
		Energy—4.7%
5,060		Chevron Corporation	595,562
5,380		ExxonMobil Corporation	485,599
8,220		Helmerich & Payne, Inc.	636,228
22,400		SM Energy Company	772,352
			2,489,741
		Financials—9.9%
27,700		Bank of New York Mellon Corporation	1,312,426
14,590		Discover Financial Services	1,051,793
21,900		SunTrust Banks, Inc.	1,201,215
6,300		Travelers Companies, Inc.	771,246
21,300		Voya Financial, Inc.	835,386
			5,172,066
		Health Care—17.0%
26,600		Baxter International, Inc.	1,179,444
7,300		C.R. Bard, Inc.	1,640,018
21,200	*	Centene Corporation	1,198,012
37,500	*	Hologic, Inc.	1,504,500
6,490		Johnson & Johnson	747,713
19,900		Merck & Company, Inc.	1,171,513
19,400	*	Quintiles Transnational Holdings, Inc.	1,475,370
			8,916,570

141

Portfolio of Investments (continued)
SELECT GROWTH FUND
December 31, 2016

Shares or
Principal
Amount		Security	Value
		Industrials—13.4%
14,300		Cintas Corporation	$ 1,652,508
8,900		General Dynamics Corporation	1,536,674
37,100		Masco Corporation	1,173,102
10,600		Parker-Hannifin Corporation	1,484,000
41,400	*	USG Corporation	1,195,632
			7,041,916
		Information Technology—29.4%
18,300	*	Adobe Systems, Inc.	1,883,985
1,600	*	Alphabet, Inc. – Class “A”	1,267,920
18,700	*	Arista Networks, Inc.	1,809,599
64,600	*	Cadence Design Systems, Inc.	1,629,212
17,300	*	Citrix Systems, Inc.	1,545,063
14,300	*	Facebook, Inc. – Class “A”	1,645,215
7,500	*	FleetCor Technologies, Inc.	1,061,400
36,500		NetApp, Inc.	1,287,355
19,300	*	Red Hat, Inc.	1,345,210
39,600	*	Take-Two Interactive Software	1,951,884
			15,426,843
Total Value of Common Stocks (cost $44,772,278)			51,187,065
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—1.5%
$750M		Federal Home Loan Bank, 0.47%, 2/7/2017 ($749,638)	749,643
Total Value of Investments (cost $45,521,916)		99.1%	51,936,708
Other Assets, Less Liabilities		.9	496,073
Net Assets		100.0%	$52,432,781

*	Non-income producing

142

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$51,187,065	$—	$—	$51,187,065
Short-Term U.S. Government
Agency Obligations	—	749,643	—	749,643
Total Investments in Securities*	$51,187,065	$749,643	$—	$51,936,708

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	143

Portfolio Manager’s Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Life Special Situations Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 16.10%, including dividends of $0.18 cents per share and capital gains of $2.19 cents per share.

Market and Economic Overview

The majority of equity and fixed income markets around the world generated positive returns during the 12 months ended December 31, 2016. However, the trajectory of these returns was very uneven as market sentiment changed several times during the year. U.S. economic growth was also uneven, continuing the post-recession trend of subdued but positive growth.

The year began with a 10% correction in the stock market and a rally in the bond market as weakness in the Chinese economy and stock market, first quarter U.S. growth of only 0.8%, and falling commodity prices created recession and deflation fears. Markets stabilized and the stock market recovered through the summer until Brexit—Great Britain’s unexpected decision to leave the European Union. Stock prices fell, but quickly stabilized as central banks made clear that they would do whatever was necessary to stabilize economic growth. Reacting to very accommodative monetary policy, interest rates fell to historical lows across developed country bond markets. A pickup in U.S. growth in the third quarter to 3.5%, the best quarterly rate in two years, pushed interest rates somewhat higher, while stock prices traded in a range. Following Donald Trump’s unexpected victory in the U.S. Presidential election, the stock market rallied and interest rates increased sharply as markets focused on Trump’s pro-growth agenda. The Federal Reserve (“the Fed”) rate increase in December, the only hike in 2016, had no impact on the markets. Notably, the Fed cited improving labor market indicators as a reason for raising interest rates as the U.S. unemployment rate fell to levels preceding the Great Recession.

Divergence in monetary policies and market expectations of central bank actions was a dominant factor affecting markets throughout the review period. While the Fed tightened its monetary policy, major international central banks continued easing their monetary policies.

In particular, the European Central Bank cut its deposit rate to a negative 0.4% rate, expanded its bond-buying program to include corporate bonds, and extended its bond-buying stimulus program by nine months. These moves contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income and strengthened the U.S. dollar.

144

The Equity Market

Overall, U.S. equities (measured by the S&P 500 Index) posted a strong return of 11.96% for the 12 months ended December 31, 2016. However, stocks had one of the worst starts to the beginning of the year on record, plunging 10.27% by February 11, amid worries about China, global growth and falling oil prices. Most of those fears subsided by mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected. Markets subsequently rebounded, gaining almost 17% by the June 23rd Brexit vote. Momentum paused as markets lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets declined ahead of the U.S. presidential election, but reacted positively to Donald Trump’s unexpected win, focusing on the pro-growth aspects of his agenda.

While all market cap segments posted double-digit returns for the year, small-cap stocks (Russell 2000 Index) had the best performance, returning 21.31%, followed by mid-caps (S&P MidCap 400 Index) at 20.74%. Small-cap stocks in particular benefited from the post-election rally and President-elect Trump’s domestically centered policies. Value stocks outperformed growth stocks, supported by strong performance from Financials at the end of the year.

Ten out of 11 S&P 500 sectors were positive in 2016, but with several sector rotations during the period. Energy was the strongest sector at 27.36%. It was weak during the beginning of the year, but recovered during the second half due to rising oil prices. The Healthcare sector, which had performed well for the past several years, was the weakest sector, down 2.69%. Higher yielding stocks, including Utilities and REITs, held up well during the first half of the year, supported by the low yielding environment and lack of other higher yielding options, but were negative during the second half.

International equities experienced wide swings during the review period. Developed markets (MSCI EAFE Index) finished the review period up 5.88% in local currencies and 1.51% in U.S. dollar terms as an appreciating dollar reduced returns for U.S. investors. Emerging markets (MSCI EM Index) had a difficult fourth quarter in 2016, but outperformed developed markets for the year with returns of 10.11% in local currencies and 11.60% in U.S. dollars. For most of the year, negative yields on many international bonds increased demand for emerging market assets. Select emerging markets also benefited from recovering commodity and oil prices.

The Fund

Fund performance in 2016 was positive; however it did not outperform its benchmark due to stock selection in the Industrial and Information Technology sectors. The Fund’s absolute performance was mainly attributable to investments in the Financial and Information Technology sectors. Among our financial stocks, Sterling Bancorp—a New York commercial bank—benefited from solid results driven by strong loan

145

Portfolio Manager’s Letter (continued)
SPECIAL SITUATIONS FUND

growth. The bank also benefited from Donald Trump’s unexpected victory in the U.S. presidential election, which led to a rally in regional and community bank stocks on the prospects of lower cash taxes, a steeper yield curve, and lesser regulatory burdens. Among our Information Technology stocks, Microsemi Corporation—which makes diversified semiconductor products—benefited from an accretive acquisition, balance sheet deleveraging, and takeover speculation (the company is a potential takeover candidate in a consolidating industry).

On a relative basis, the Fund underperformed the Russell 2000 Index primarily due to stock selection in the Industrial and Information Technology sectors. Among our Industrial stocks, Kforce, Inc.—which provides domestic technical staffing services—reported disappointing results. Specifically, merger and break-up activity among large customers caused extended project delays and, hence, staffing delays. Another reason for our underperformance was the Fund’s underweight of the Industrial sector. Trump’s surprise victory increased investor optimism for an infrastructure stimulus package, a regulatory/tax burden reduction, and an economic expansion. This created a rally in Industrials, especially in industries such as machinery, that the Fund missed. Among our information technology stocks, OSI Systems, Inc.—which makes electronic systems for security, healthcare and aerospace markets—suffered primarily from push-outs of security system installations in emerging markets, as well as airport construction and installation delays. Additionally, CPI Card Group—which primarily supplies financial institutions with credit and debit cards containing EMV chips—lowered its outlook as channel inventory was much larger than anticipated.

Among positives to relative performance, the Fund’s stock selection in the Healthcare sector helped. ANI Pharmaceuticals, Inc.—which makes generic and branded specialty pharmaceuticals—benefited from an accretive acquisition and a positive outlook on its drug development pipeline.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

146

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$1,156.59	$4.34
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.12	$4.06

*	Expenses are equal to the annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

147

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Special Situations Fund and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Life Series Special Situations Fund beginning 12/31/06 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/16.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from Foresters Investment Management Company, Inc.

148

Portfolio of Investments
SPECIAL SITUATIONS FUND
December 31, 2016

Shares		Security	Value
		COMMON STOCKS—98.3%
		Consumer Discretionary—17.6%
107,000	*	1-800-FLOWERS.COM, Inc. – Class “A”	$ 1,144,900
47,300	*	Acushnet Holdings Corporation	932,283
68,000		American Eagle Outfitters, Inc.	1,031,560
76,000	*	Belmond, Ltd. – Class “A”	1,014,600
33,000		Caleres, Inc.	1,083,060
113,000	*	Century Communities, Inc.	2,373,000
60,500		DSW, Inc. – Class “A”	1,370,325
108,000		Entravision Communications Corporation – Class “A”	756,000
137,500	*	Fox Factory Holding Corporation	3,815,625
11,300		Group 1 Automotive, Inc.	880,722
10,500		Harman International Industries, Inc.	1,167,180
73,500	*	Live Nation Entertainment, Inc.	1,955,100
40,500	*	Michaels Companies, Inc.	828,225
38,500	*	Motorcar Parts of America, Inc.	1,036,420
37,500	*	Nautilus, Inc.	693,750
63,500		Newell Brands, Inc.	2,835,275
30,000		Oxford Industries, Inc.	1,803,900
47,500		Penske Automotive Group, Inc.	2,462,400
82,000		Regal Entertainment Group – Class “A”	1,689,200
97,500		Ruth’s Hospitality Group, Inc.	1,784,250
75,000	*	ServiceMaster Global Holdings, Inc.	2,825,250
130,500	*	TRI Pointe Group, Inc.	1,498,140
24,500		Tupperware Brands Corporation	1,289,190
21,000	*	Visteon Corporation	1,687,140
74,000	*	William Lyon Homes – Class “A”	1,408,220
			39,365,715
		Consumer Staples—2.6%
7,000		AdvancePierre Foods Holdings, Inc.	208,460
47,500		Pinnacle Foods, Inc.	2,538,875
35,000		Tootsie Roll Industries, Inc.	1,391,250
63,000	*	U.S. Foods Holding Corporation	1,731,240
			5,869,825

149

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2016

Shares		Security	Value
		Energy—1.8%
16,500		Delek U.S. Holdings, Inc.	$ 397,155
19,500	*	Dril-Quip, Inc.	1,170,975
36,000		PBF Energy, Inc. – Class “A”	1,003,680
39,500		Western Refining, Inc.	1,495,075
			4,066,885
		Financials—20.8%
56,500		AllianceBernstein Holding, LP (MLP)	1,324,925
57,500		American Financial Group, Inc.	5,066,900
38,500		Aspen Insurance Holdings, Ltd.	2,117,500
68,500	*	Atlas Financial Holdings, Inc.	1,236,425
81,500		Berkshire Hills Bancorp, Inc.	3,003,275
56,000		Brown & Brown, Inc.	2,512,160
28,000	*	Capstar Financial Holdings, Inc.	614,880
59,000		Citizens Financial Group, Inc.	2,102,170
14,000		Endurance Specialty Holdings, Ltd.	1,293,600
5,500	*	FB Financial Corporation	142,725
38,500	*	FCB Financial Holdings, Inc. – Class “A”	1,836,450
119,500		Financial Select Sector SPDR Fund (ETF)	2,778,375
44,000		Great Western Bancorp, Inc.	1,917,960
69,500	*	Green Bancorp, Inc.	1,056,400
33,500		Guaranty Bancorp	810,700
12,400		iShares Russell 2000 ETF (ETF)	1,672,140
75,000		OceanFirst Financial Corporation	2,252,250
35,500		Prosperity Bancshares, Inc.	2,548,190
1,200		QCR Holdings, Inc.	51,960
32,500		Simmons First National Corporation – Class “A”	2,019,875
55,000		SPDR S&P Regional Banking (ETF)	3,056,350
178,000		Sterling Bancorp	4,165,200
135,000		TCF Financial Corporation	2,644,650
19,500		Waddell & Reed Financial, Inc. – Class “A”	380,445
			46,605,505
		Health Care—10.3%
24,500	*	ANI Pharmaceuticals, Inc.	1,485,190
8,500	*	Cambrex Corporation	458,575
59,000	*	Centene Corporation	3,334,090
15,500	*	Charles River Laboratories International, Inc.	1,180,945
58,500	*	DepoMed, Inc.	1,054,170
41,000		Hill-Rom Holdings, Inc.	2,301,740
13,000	*	ICON, PLC	977,600

150

Shares		Security	Value
		Health Care (continued)
23,500	*	Integra LifeSciences Holdings Corporation	$ 2,016,065
10,000	*	LivaNova, PLC	449,700
45,000		PerkinElmer, Inc.	2,346,750
69,500		Phibro Animal Health Corporation – Class “A”	2,036,350
57,500	*	Surgical Care Affilates, Inc.	2,660,525
16,500	*	VCA, Inc.	1,132,725
63,500	*	VWR Corporation	1,589,405
			23,023,830
		Industrials—12.6%
70,000		A.O. Smith Corporation	3,314,500
28,500		Comfort Systems USA, Inc.	949,050
52,000		ESCO Technologies, Inc.	2,945,800
67,000		ITT, Inc.	2,584,190
60,000		Kforce, Inc.	1,386,000
137,000	*	NCI Building Systems, Inc.	2,144,050
47,000		Orbital ATK, Inc.	4,123,310
28,000	*	Patrick Industries, Inc.	2,136,400
30,500		Regal Beloit Corporation	2,112,125
24,500		Snap-On, Inc.	4,196,115
17,000		Standex International Corporation	1,493,450
60,000		Triton International, Ltd.	948,000
			28,332,990
		Information Technology—14.8%
91,000	*	ARRIS International, PLC	2,741,830
61,300	*	Autobytel, Inc.	824,485
9,500		CDW Corporation	494,855
62,000	*	CommScope Holding Company, Inc.	2,306,400
30,000		Hackett Group, Inc.	529,800
19,000	*	IAC/InterActiveCorp	1,231,010
16,000		Lam Research Corporation	1,691,680
39,500	*	Lumentum Holdings, Inc.	1,526,675
58,500	*	Microsemi Corporation	3,157,245
37,000		MKS Instruments, Inc.	2,197,800
23,000	*	NetScout Systems, Inc.	724,500
78,000	*	Oclaro, Inc.	698,100
108,000	*	Orbotech, Ltd.	3,608,280
59,500	*	Perficient, Inc.	1,040,655
55,500		Silicon Motion Technology Corporation (ADR)	2,357,640
51,000	*	Synchronoss Technologies, Inc.	1,953,300

151

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2016

Shares		Security	Value
		Information Technology (continued)
110,000		Travelport Worldwide, Ltd.	$ 1,551,000
39,000		Western Digital Corporation	2,650,050
22,500	*	Zebra Technologies Corporation – Class “A”	1,929,600
			33,214,905
		Materials—8.0%
43,000		AptarGroup, Inc.	3,158,350
35,600	*	Berry Plastics Group, Inc.	1,734,788
152,000	*	Ferro Corporation	2,178,160
46,500	*	Louisiana-Pacific Corporation	880,245
24,500		Sealed Air Corporation	1,110,830
22,000		Sensient Technologies Corporation	1,728,760
95,122	*	Summit Materials, Inc.- Class “A”	2,262,953
61,500		Trinseo SA	3,646,950
26,500		WestRock Company	1,345,405
			18,046,441
		Real Estate—6.7%
93,500		Brixmor Property Group, Inc. (REIT)	2,283,270
70,500		Douglas Emmett, Inc. (REIT)	2,577,480
20,000		Federal Realty Investment Trust (REIT)	2,842,200
157,000		FelCor Lodging Trust, Inc. (REIT)	1,257,570
140,500		Sunstone Hotel Investors, Inc. (REIT)	2,142,625
73,500		Tanger Factory Outlet Centers, Inc. (REIT)	2,629,830
52,000		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	1,253,720
			14,986,695
		Utilities—3.1%
17,500		Pinnacle West Capital Corporation	1,365,525
42,500		Portland General Electric Company	1,841,525
27,000		SCANA Corporation	1,978,560
30,500		WEC Energy Group, Inc.	1,788,825
			6,974,435
Total Value of Common Stocks (cost $167,039,786)			220,487,226

152

Principal
Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—.9%
$2,000M	Federal Home Loan Bank, 0.46%, 1/18/2017 ($1,999,566)	$ 1,999,692
Total Value of Investments (cost $169,039,352)	99.2%	222,486,918
Other Assets, Less Liabilities	.8	1,733,403
Net Assets	100.0%	$224,220,321

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	MLP	Master Limited Partnership
	REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

153

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2016

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$220,487,226	$—	$—	$220,487,226
Short-Term U.S. Government
Agency Obligations	—	1,999,692	—	1,999,692
Total Investments in Securities*	$220,487,226	$1,999,692	$—	$222,486,918

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

154	See notes to financial statements

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Life Total Return Fund for the year ended December 31, 2016. The Fund’s return on a net asset value basis was 6.62%, including dividends of $0.17 per share.

Market and Economic Overview

The majority of equity and fixed income markets around the world generated positive returns during the 12 months ended December 31, 2016. However, the trajectory of these returns was very uneven as market sentiment changed several times during the year. U.S. economic growth was also uneven, continuing the post-recession trend of subdued but positive growth.

The year began with a 10% correction in the stock market and a rally in the bond market as weakness in the Chinese economy and stock market, first quarter U.S. growth of only 0.8%, and falling commodity prices created recession and deflation fears. Markets stabilized and the stock market recovered through the summer until Brexit—Great Britain’s unexpected decision to leave the European Union. Stock prices fell, but quickly stabilized as central banks made clear that they would do whatever was necessary to stabilize economic growth. Reacting to very accommodative monetary policy, interest rates fell to historical lows across developed country bond markets. A pickup in U.S. growth in the third quarter to 3.5%, the best quarterly rate in two years, pushed interest rates somewhat higher, while stock prices traded in a range. Following Donald Trump’s unexpected victory in the U.S. Presidential election, the stock market rallied and interest rates increased sharply as markets focused on Trump’s pro-growth agenda. The Federal Reserve (“the Fed”) rate increase in December, the only hike in 2016, had no impact on the markets. Notably, the Fed cited improving labor market indicators as a reason for raising interest rates as the U.S. unemployment rate fell to levels preceding the Great Recession.

Divergence in monetary policies and market expectations of central bank actions was a dominant factor affecting markets throughout the review period. While the Fed tightened its monetary policy, major international central banks continued easing their monetary policies. In particular, the European Central Bank cut its deposit rate to a negative 0.4% rate, expanded its bond-buying program to include corporate bonds, and extended its bond-buying stimulus program by nine months. These moves contributed to the decline in interest rates globally. Yields for many international bonds fell into negative territory, which resulted in higher demand from overseas investors for positive yielding U.S. fixed income and strengthened the U.S. dollar.

155

Portfolio Manager’s Letter (continued)
TOTAL RETURN FUND

The Equity Market

Overall, U.S. equities (measured by the S&P 500 Index) posted a strong return of 11.96% for the 12 months ended December 31, 2016. However, stocks had one of the worst starts to the beginning of the year on record, plunging 10.27% by February 11, amid worries about China, global growth and falling oil prices. Most of those fears subsided by mid-February as China’s markets stabilized, oil producers talked about decreasing supply, and Janet Yellen implied there would be fewer rate hikes than expected. Markets subsequently rebounded, gaining almost 17% by the June 23rd Brexit vote. Momentum paused as markets lost over 5% in the two days following the Brexit vote, followed by another strong rally which lasted until mid-July. Markets declined ahead of the U.S. presidential election, but reacted positively to Donald Trump’s unexpected win, focusing on the pro-growth aspects of his agenda.

While all market cap segments posted double-digit returns for the year, small-cap stocks (Russell 2000 Index) had the best performance, returning 21.31%, followed by mid-caps (S&P MidCap 400 Index) at 20.74%. Small-cap stocks in particular benefited from the post-election rally and President-elect Trump’s domestically centered policies. Value stocks outperformed growth stocks, supported by strong performance from Financials at the end of the year.

10 out of 11 S&P 500 sectors were positive in 2016, but with several sector rotations during the period. Energy was the strongest sector at 27.36%. It was weak during the beginning of the year, but recovered during the second half due to rising oil prices. The Healthcare sector, which had performed well for the past several years, was the weakest sector, down 2.69%. Higher yielding stocks, including Utilities and REITs, held up well during the first half of the year, supported by the low yielding environment and lack of other higher yielding options, but were negative during the second half.

International equities experienced wide swings during the review period. Developed markets (MSCI EAFE Index) finished the review period up 5.88% in local currencies and 1.51% in U.S. dollar terms as an appreciating dollar reduced returns for U.S. investors. Emerging markets (MSCI EM Index) had a difficult fourth quarter in 2016, but outperformed developed markets for the year with returns of 10.11% in local currencies and 11.60% in U.S. dollars. For most of the year, negative yields on many international bonds increased demand for emerging market assets. Select emerging markets also benefited from recovering commodity and oil prices.

156

The Bond Market

The broad U.S. bond market returned 2.61% for the year, according to the Bank of America Merrill Lynch U.S. Broad Market Index, notably higher than the 0.60% return delivered in 2015. The benchmark 10-year Treasury note interest rate began the year at 2.27%, fell to an all-time low of 1.36% in July, rose as high as 2.60% following the U.S. election, and closed the year at 2.45%. The two-year Treasury note interest rate moved higher in anticipation of the Fed rate hike, ending the year at 1.19% versus 2015’s closing level of 1.05%. Bond prices move in the opposite direction of interest rates.

The U.S. Treasury market returned 1.14% for the year. The market returned 5.66% during the first half of the year, but lost 3.96% during the fourth quarter selloff.

Investment grade corporate bonds ended the year up 5.96%. The market returned 9.42% between January and August, as many overseas fixed income investors turned to U.S. markets due to low global interest rates. In addition, investment grade corporate bonds benefited from corporate bond buying programs from both the Bank of England and the European Central Bank.

Mortgage-backed bonds returned 1.67%. The sector was buoyed by its additional yield compared to Treasury securities but higher interest rates and prepayments resulted in negative returns on a price basis.

The high yield bond market was the strongest fixed income sector in 2016, returning 17.34%. The sector attracted domestic and overseas investors searching for income. High yield bonds benefited from the rebound in the Energy sector, which comprises the largest sector of the market. The lowest rated high yield bonds (CCC-rated) had the best performance, gaining 37.46%.

Municipal bonds were the weakest fixed income sector in 2016, returning 0.44% for the year. Despite elevated issuance, municipal bonds returned 4.59% between January and August, supported by strong demand. However, this gain was reversed due to record supply in September and October, and—following the elections—concern about lower tax rates under the Trump presidency.

There was wide dispersion among individual international fixed income market returns, depending on their sovereign bond markets and currencies. Overall, international fixed income as measured by the Citi World Government ex U.S. Bond Index was up 1.81%. Although the Index returned 13.50% during the first half of the year, it lost 10.84% during the fourth quarter, as the U.S. dollar rallied strongly in the aftermath of Trump’s victory and interest rates, in general, rose.

157

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

The Fund — Equities

The Fund’s average allocation toward Equities during the review period was near 60% of total assets. The Equity portion of the Life Total Return Fund returned 10.4%, which underperformed the broader equity market indices. Returns lagged due to weak sector allocation versus the benchmark, and general weakness among dividend-focused investments during 2016. Underperformance was mainly driven by being underweight to the Industrial, Materials and Utilities sectors and overweight in Healthcare and Consumer Discretionary. Stock selection was positive in the Technology, Financials, Real Estate and Telecom sectors providing some offset. A review by market capitalization breakpoints (determined by Lipper) had stock selection stronger among the Fund’s small-cap holdings, and weaker among its mid-cap and large-cap holdings. Small-cap stocks represented 14% of the portfolio, mid-cap stocks 14%, and large-cap investments represented 72% of the portfolio’s assets as of year-end. An additional factor impacting Fund results was the weak performance of low- and mid-tier dividend payers (defined as stocks with yields below 3%) which had a poor year, according to the BofA/ML Performance Monitor. “Dividend growth” strategies also fared poorly, underperforming the S&P 500 Index return. Both are key strategies for the Fund’s stock selection, as greater than 90% of the Fund is invested in companies that pay dividends.

Among positives within sectors, the Fund’s Technology holdings provided the strongest contribution to both absolute and relative returns in 2016, driven by both positive stock selection and an overweight allocation to the sector. Semiconductor equipment provider Applied Materials, which returned +69% after the Fund established a position in March, benefited from increasing customer spending outlooks in its memory and display businesses. Hewlett Packard Enterprises returned 54% in the year the split-up of HP, a result of stabilizing fundamentals and announced divestitures of software and services businesses. Security software firm Symantec gained 44% during a year in which it agreed to acquire Blue Coat and appointed the target company’s CEO to run the combined company. At a high level, an increased investor preference for “value” stocks within the Technology sector aided the Fund’s performance.

Strong absolute and relative return contribution from the Financials sector also aided Fund returns, with strong stock selection more than offsetting the negative effect of being underweight the sector. Bank stocks in particular saw strong gains after the November election on increased hopes for economic expansion, higher interest rate spreads and reduced regulatory pressures. This buoyed large Fund holding and bellwether JPMorgan Chase, which returned +35% amidst solid execution and reduced legal and regulatory headwinds, and Citizens Financial Group, whose improving operating leverage contributed to its +39% return. Discover Financial Services returned +37% in the year due, in part, to healthy loan growth and steady operational execution.

158

The Fund’s strong stock selection within the Real Estate sector also contributed to absolute and relative Fund performance in 2016. Sunstone Hotel Investors returned +28% on improving transient travel trends. Tanger Factory Outlet Centers returned +13% on healthy underlying lease and retail outlet spending trends. Urstadt Biddle Properties, which also saw healthy underlying lease trends and overcame concerns around a large tenant bankruptcy, returned +29%.

Among negatives, the Consumer Discretionary sector was the largest detractor from relative Fund performance, driven primarily by negative stock selection that was concentrated in the specialty retail and automobile component industries. The Fund’s overweight exposure to auto components proved a substantial drag on performance in spite of reasonably healthy automobile sales trends, as investor concern focused on the sustainability of such trends in the face of perceived macroeconomic challenges (and technological shifts). Delphi Automotive returned –20% in 2016, dogged by increasing concerns on both auto sales and the implications of electrification. Within specialty retail, L Brands was the key detractor, returning –27% on disappointing sales trends and management changes in its core Victoria’s Secret brand.

The Healthcare sector—the only declining sector in 2016—was also a substantial drag on relative Fund performance, due primarily to the Fund’s overweight exposure to the sector. Stock selection within Healthcare was only slightly worse than neutral; among the many casualties during this volatile election year, the Fund was impacted by some, but managed to avoid others. Drug distributors McKesson and Cardinal Health returned –28% and –18% respectively amid concerns that drug pricing was too high and increased competitive intensity. Express Scripts returned –21% due to a pricing dispute with insurer Anthem and to increasing concerns about the profitability of its PBM business model (CVS Health categorized within Consumer Staples, declined –18% on similar concerns). Pricing concerns for both branded and generic drugs also impacted pharmaceutical firms, including Mylan (–29%) and Shire (–16%); Allergan (–33%) saw its merger with Pfizer terminated and legacy drug sales slow, while Gilead Sciences (–28%) faced increased concerns about volumes for its Hepatitis C franchise drugs.

The Industrial sector also detracted from relative performance in 2016 despite strong absolute performance, as the Fund was underexposed both to the sector as a whole, and to certain subsectors that performed exceptionally well (Machinery, Transportation, Aerospace and Defense). In the related Materials sector, rubber and plastics manufacturer Trinseo returned +112% during 2016 thanks largely to improved styrene margins, although in similar fashion, this positive effect was offset by the Fund’s underweight allocation to the strong performing Materials sector.

159

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

The Fund — Fixed Income

The Fund’s average bond and cash allocations during the review period were 34.6% and 6.2%, respectively. Sector allocations as a percent of Fund assets were 22.9% corporate bonds, 6.8% mortgage-backed securities, 4.0% U.S. Treasuries, and 0.9% U.S. agency securities. The modified duration of the Fund’s fixed income assets ended the review period at 5.16 years, compared to 6.01 years for its benchmark, the Bank of America Merrill Lynch US Broad Market Index.

The bond allocation returned 3.47% versus 2.61% for the Bank of America Merrill Lynch US Broad Market Index. The outperformance was primarily due to the Fund’s overweight in corporate bonds versus the benchmark as corporate bonds returned 5.96%, as measured by the Bank of America Merrill Lynch US Corporate Index. Security selection was a slight negative factor across fixed income sectors.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

160

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/16)	(12/31/16)	(7/1/16–12/31/16)*
Expense Examples
Actual	$1,000.00	$1,041.38	$4.52
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.72	$4.47

*	Expenses are equal to the annualized expense ratio of .88%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total value of investments.

161

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Total Return Fund, the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Total Return Fund beginning 12/17/12 (commencement of operations) with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasuries, quasi-government, corporate and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/16.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

162

Portfolio of Investments
TOTAL RETURN FUND
December 31, 2016

Shares		Security	Value
		COMMON STOCKS—59.6%
		Consumer Discretionary—11.1%
4,400	*	Acushnet Holdings Corporation	$ 86,724
551	*	Adient, PLC	32,289
3,700		American Eagle Outfitters, Inc.	56,129
1,000		ARAMARK Holdings Corporation	35,720
2,500		Big Lots, Inc.	125,525
3,900		BorgWarner, Inc.	153,816
5,850		CBS Corporation – Class “B”	372,177
3,900		Delphi Automotive, PLC	262,665
6,000		DSW, Inc. – Class “A”	135,900
1,400		Foot Locker, Inc.	99,246
9,300		Ford Motor Company	112,809
1,500		Harman International Industries, Inc.	166,740
2,500		Home Depot, Inc.	335,200
6,115		Johnson Controls International, PLC	251,877
3,000		L Brands, Inc.	197,520
1,450		Lear Corporation	191,936
3,150		Magna International, Inc.	136,710
3,400	*	Michaels Companies, Inc.	69,530
12,758		Newell Brands, Inc.	569,645
2,300		Oxford Industries, Inc.	138,299
2,600		Penske Automotive Group, Inc.	134,784
3,500	*	Select Comfort Corporation	79,170
6,300		Stein Mart, Inc.	34,524
4,100		Tupperware Brands Corporation	215,742
2,200		Walt Disney Company	229,284
900		Whirlpool Corporation	163,593
1,350		Wyndham Worldwide Corporation	103,100
			4,490,654
		Consumer Staples—5.6%
800		AdvancePierre Foods Holdings, Inc.	23,824
6,650		Altria Group, Inc.	449,673
2,000		B&G Foods, Inc.	87,600
5,000		Coca-Cola Company	207,300
4,000		CVS Health Corporation	315,640
7,613		Koninklijke Ahold Delhaize NV (ADR)	159,797
2,200		Nu Skin Enterprises, Inc. – Class “A”	105,116
2,200		PepsiCo, Inc.	230,186
4,100		Philip Morris International, Inc.	375,109

163

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2016

Shares	Security	Value
	Consumer Staples (continued)
1,450	Procter & Gamble Company	$ 121,916
900	Tyson Foods, Inc. – Class “A”	55,512
2,150	Wal-Mart Stores, Inc.	148,608
		2,280,281
	Energy—3.9%
1,800	Anadarko Petroleum Corporation	125,514
500	Chevron Corporation	58,850
3,100	ConocoPhillips	155,434
2,400	Devon Energy Corporation	109,608
2,750	ExxonMobil Corporation	248,215
1,400	Hess Corporation	87,206
4,000	Marathon Oil Corporation	69,240
4,600	Marathon Petroleum Corporation	231,610
1,300	Occidental Petroleum Corporation	92,599
1,400	PBF Energy, Inc. – Class “A”	39,032
1,550	Phillips 66	133,937
600	Schlumberger, Ltd.	50,370
4,800	Suncor Energy, Inc.	156,912
		1,558,527
	Financials—8.6%
3,400	American Express Company	251,872
3,100	American International Group, Inc.	202,461
2,100	Ameriprise Financial, Inc.	232,974
1,700	Chubb, Ltd.	224,604
7,000	Citizens Financial Group, Inc.	249,410
4,450	Discover Financial Services	320,800
7,100	Financial Select Sector SPDR Fund (ETF)	165,075
400	iShares Core S&P Mid-Cap ETF (ETF)	66,136
1,600	iShares Russell 2000 ETF (ETF)	215,760
5,500	JPMorgan Chase & Company	474,595
3,200	MetLife, Inc.	172,448
700	Morgan Stanley	29,575
2,050	PNC Financial Services Group, Inc.	239,768
3,200	SPDR S&P Regional Banking (ETF)	177,824
4,800	U.S. Bancorp	246,576
3,900	Wells Fargo & Company	214,929
		3,484,807

164

Shares		Security	Value
		Health Care—9.6%
5,750		Abbott Laboratories	$ 220,857
4,500		AbbVie, Inc.	281,790
500	*	Allergan, PLC	105,005
3,000	*	AMN Healthcare Services, Inc.	115,350
2,317		Baxter International, Inc.	102,736
1,300		Cardinal Health, Inc.	93,561
1,400	*	Centene Corporation	79,114
2,100	*	Express Scripts Holding Company	144,459
4,300		Gilead Sciences, Inc.	307,923
1,250		Hill-Rom Holdings, Inc.	70,175
3,750		Johnson & Johnson	432,037
118	*	Mallinckrodt, PLC	5,879
800		McKesson Corporation	112,360
1,850		Medtronic, PLC	131,776
4,400		Merck & Company, Inc.	259,028
1,600	*	Mylan NV (ADR)	61,040
12,000		Pfizer, Inc.	389,760
4,100		Phibro Animal Health Corporation – Class “A”	120,130
840		Shire, PLC (ADR)	143,119
3,000		Thermo Fisher Scientific, Inc.	423,300
3,450	*	VWR Corporation	86,354
3,500		Zoetis, Inc.	187,355
			3,873,108
		Industrials—5.0%
1,850		3M Company	330,354
4,850		General Electric Company	153,260
2,900		Honeywell International, Inc.	335,965
800		Ingersoll-Rand, PLC	60,032
3,100		ITT, Inc.	119,567
2,700		Koninklijke Philips NV (ADR)	82,539
250		Lockheed Martin Corporation	62,485
1,800		ManpowerGroup, Inc.	159,966
1,200		Nielsen Holdings, PLC	50,340
1,700		Snap-On, Inc.	291,159
400		Stanley Black & Decker, Inc.	45,876
1,300		Textainer Group Holdings, Ltd.	9,685
5,600		Triton International, Ltd.	88,480
2,000		United Technologies Corporation	219,240
			2,008,948

165

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2016

Shares		Security	Value
		Information Technology—10.5%
4,300		Apple, Inc.	$ 498,026
6,100		Applied Materials, Inc.	196,847
7,300	*	ARRIS International, PLC	219,949
1,100		Broadcom, Ltd.	194,447
12,400		Cisco Systems, Inc.	374,728
1,460	*	Dell Technologies, Inc. – Class “V”	80,256
3,450	*	eBay, Inc.	102,430
12,150		HP Enterprise Company	281,151
8,000		Intel Corporation	290,160
1,000		International Business Machines Corporation	165,990
1,700		Methode Electronics, Inc.	70,295
8,600		Microsoft Corporation	534,404
1,700	*	NXP Semiconductors NV	166,617
4,800		Oracle Corporation	184,560
4,300		QUALCOMM, Inc.	280,360
3,700		Sabre Corporation	92,315
8,400		Symantec Corporation	200,676
1,100		TE Connectivity, Ltd.	76,208
3,800		Travelport Worldwide, Ltd.	53,580
2,800		Western Digital Corporation	190,260
			4,253,259
		Materials—1.6%
2,400		International Paper Company	127,344
4,600	*	Louisiana-Pacific Corporation	87,078
850		Praxair, Inc.	99,611
1,800		RPM International, Inc.	96,894
3,900		Sealed Air Corporation	176,826
1,200		Trinseo SA	71,160
			658,913
		Real Estate—1.5%
8,400		Brixmor Property Group, Inc. (REIT)	205,128
987		Real Estate Select Sector SPDR Fund (ETF)	30,350
9,000		Sunstone Hotel Investors, Inc. (REIT)	137,250
3,400		Tanger Factory Outlet Centers, Inc. (REIT)	121,652
5,200		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	125,372
			619,752

166

Shares or
Principal
Amount	Security	Value
	Telecommunication Services—1.6%
7,250	AT&T, Inc.	$ 308,342
5,900	Verizon Communications, Inc.	314,942
		623,284
	Utilities—.6%
6,200	Exelon Corporation	220,038
1,100	NiSource, Inc.	24,354
		244,392
Total Value of Common Stocks (cost $21,181,057)		24,095,925
	CORPORATE BONDS—20.6%
	Agricultural Products—.3%
$ 100M	Cargill, Inc., 6%, 11/27/2017 (a)	104,092
	Automotive—.3%
100M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	99,540
	Chemicals—.5%
100M	Agrium, Inc., 3.375%, 3/15/2025	97,036
100M	Dow Chemical Co., 4.25%, 11/15/2020	106,003
		203,039
	Consumer Non-Durables—.3%
100M	Newell Brands, Inc., 4.2%, 4/1/2026	104,495
	Energy—1.3%
100M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	110,696
100M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	99,750
100M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	104,176
100M	Suncor Energy, Inc., 6.1%, 6/1/2018	105,909
100M	Valero Energy Corp., 9.375%, 3/15/2019	115,218
		535,749
	Financial Services—3.2%
100M	American Express Co., 7%, 3/19/2018	106,300
100M	American International Group, Inc., 3.75%, 7/10/2025	100,823
100M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	108,439
100M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	105,777
100M	BlackRock, Inc., 5%, 12/10/2019	108,650

167

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2016

Principal
Amount	Security	Value
	Financial Services (continued)
	ERAC USA Finance, LLC:
$ 100M	4.5%, 8/16/2021 (a)	$ 106,794
100M	3.3%, 10/15/2022 (a)	100,337
100M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	115,397
100M	General Electric Capital Corp., 5.625%, 9/15/2017	103,085
100M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	109,240
100M	Prudential Financial, Inc., 7.375%, 6/15/2019	112,635
100M	State Street Corp., 3.55%, 8/18/2025	102,490
		1,279,967
	Financials—4.1%
	Bank of America Corp.:
100M	5%, 5/13/2021	109,011
100M	4.1%, 7/24/2023	104,610
100M	Barclays Bank, PLC, 5.125%, 1/8/2020	106,477
100M	Capital One Financial Corp., 3.75%, 4/24/2024	101,461
	Citigroup, Inc.:
100M	6.125%, 11/21/2017	103,883
100M	4.5%, 1/14/2022	106,738
100M	Deutsche Bank AG, 3.7%, 5/30/2024	97,399
100M	Fifth Third Bancorp, 3.5%, 3/15/2022	102,725
100M	Goldman Sachs Group, Inc., 3.625%, 1/22/2023	102,279
	JPMorgan Chase & Co.:
100M	6%, 1/15/2018	104,328
100M	4.5%, 1/24/2022	107,916
	Morgan Stanley:
100M	6.625%, 4/1/2018	105,785
100M	5.5%, 7/28/2021	110,926
100M	SunTrust Banks, Inc., 6%, 9/11/2017	103,011
100M	U.S. Bancorp, 3.6%, 9/11/2024	102,008
100M	Visa, Inc., 3.15%, 12/14/2025	100,553
		1,669,110
	Food/Beverage/Tobacco—.7%
100M	Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/2026	101,710
200M	Mondelez International Holdings, Inc., 2%, 10/28/2021 (a)	191,826
		293,536
	Food/Drug—.3%
100M	CVS Health Corp., 3.875%, 7/20/2025	103,342

168

Principal
Amount	Security	Value
	Forest Products/Containers—.3%
$ 100M	Rock-Tenn Co., 4.9%, 3/1/2022	$ 108,678
	Health Care—1.0%
100M	Biogen, Inc., 6.875%, 3/1/2018	105,783
100M	Express Scripts Holding Co., 4.75%, 11/15/2021	107,524
100M	Gilead Sciences, Inc., 3.65%, 3/1/2026	101,509
100M	Laboratory Corp. of America, 3.75%, 8/23/2022	102,742
		417,558
	Higher Education—.2%
100M	Yale University, 2.086%, 4/15/2019	100,902
	Information Technology—1.1%
100M	Apple, Inc., 2.5%, 2/9/2025	96,195
100M	Diamond 1 Finance Corp., 3.48%, 6/1/2019 (a)	102,139
100M	HP Enterprise Co., 2.85%, 10/5/2018	100,991
150M	Oracle Corp., 2.4%, 9/15/2023	145,454
		444,779
	Manufacturing—.5%
100M	Johnson Controls International, PLC, 5%, 3/30/2020	107,673
100M	Tyco Electronics Group SA, 6.55%, 10/1/2017	103,744
		211,417
	Media-Broadcasting—.3%
100M	Comcast Corp., 5.15%, 3/1/2020	109,205
	Media-Diversified—.2%
100M	Time Warner, Inc., 3.6%, 7/15/2025	99,621
	Metals/Mining—.3%
100M	Newmont Mining Corp., 5.125%, 10/1/2019	107,033
	Real Estate—2.0%
200M	AvalonBay Communities, Inc., 3.5%, 11/15/2024	201,883
100M	Digital Realty Trust, LP, 5.25%, 3/15/2021	108,758
100M	ERP Operating, LP, 3.375%, 6/1/2025	99,463
100M	HCP, Inc., 4.25%, 11/15/2023	102,836

169

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2016

Principal
Amount	Security	Value
	Real Estate (continued)
$ 100M	Prologis, LP, 3.35%, 2/1/2021	$ 102,996
100M	Simon Property Group, LP, 3.375%, 10/1/2024	101,032
100M	Ventas Realty, LP, 4.75%, 6/1/2021	107,622
		824,590
	Retail-General Merchandise—.6%
100M	Amazon.com, Inc., 4.8%, 12/5/2034	110,398
100M	Home Depot, Inc., 5.875%, 12/16/2036	126,577
		236,975
	Telecommunications—.5%
100M	AT&T, Inc., 3.8%, 3/15/2022	102,634
100M	Verizon Communications, Inc., 5.15%, 9/15/2023	110,732
		213,366
	Transportation—1.0%
100M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	115,105
100M	GATX Corp., 5.2%, 3/15/2044	99,310
100M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	107,441
100M	Southwest Airlines Co., 2.65%, 11/5/2020	100,342
		422,198
	Utilities—1.6%
100M	Electricite de France SA, 3.625%, 10/13/2025 (a)	99,868
100M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	102,262
100M	Ohio Power Co., 5.375%, 10/1/2021	111,832
100M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	98,924
100M	Sempra Energy, 9.8%, 2/15/2019	115,885
100M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	116,071
		644,842
Total Value of Corporate Bonds (cost $8,338,692)		8,334,034

170

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—6.7%
	Fannie Mae—5.8%
$ 48M	2.5%, 7/1/2031	$ 47,968
691M	3%, 6/1/2030 – 11/1/2046	694,863
1,035M	3.5%, 11/1/2028 – 6/1/2046	1,068,933
270M	4%, 7/1/2041 – 2/1/2046	284,719
113M	4.5%, 8/1/2041	121,822
103M	5%, 3/1/2042	112,882
		2,331,187
	Freddie Mac—.9%
78M	3.5%, 7/1/2044	80,430
90M	4%, 7/1/2044 – 4/1/2045	94,107
163M	4.5%, 12/1/2043	176,111
		350,648
Total Value of Residential Mortgage-Backed Securities (cost $2,721,260)		2,681,835
	VARIABLE AND FLOATING RATE NOTES†—3.8%
	Municipal Bonds
500M	Illinois St. Fin. Auth. Rev., 0.7%, 7/1/2038	500,000
500M	Mississippi Business Fin Corp., 0.74%, 12/1/2030	500,000
535M	Valdez, AK Marine Term. Rev., 0.67%, 12/1/2033	535,000
Total Value of Variable and Floating Rate Notes (cost $1,535,000)		1,535,000
	ASSET BACKED SECURITIES—2.6%
	Fixed Autos—2.0%
100M	AmeriCredit Auto Receivables Trust, 1.83%, 12/8/2021	99,109
100M	Avis Budget Rental Car Funding AESOP, LLC, 2.97%, 2/20/2020 (a)	101,086
100M	CarMax Auto Owner Trust, 1.92%, 7/15/2022	97,901
100M	Ford Credit Auto Lease Trust, 1.85%, 7/15/2019	100,473
100M	GM Financial Auto Leasing Trust, 1.76%, 3/20/2020	99,372
100M	Hertz Vehicle Financing Trust, 2.65%, 7/25/2022 (a)	97,010
50M	Nissan Auto Lease Trust, 1.65%, 10/15/2021	50,008
50M	Toyota Auto Receivables Owner Trust, 1.32%, 11/15/2021	49,314
90M	Volkswagen Auto Lease Trust, 1.25%, 12/20/2017	89,899
		784,172

171

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2016

Principal
Amount	Security	Value
	Fixed Credit Cards—.6%
$ 100M	Capital One Multi-Asset Execution Trust, 2.08%, 3/15/2023	$ 100,385
100M	Chase Issuance Trust, 1.49%, 7/15/2022	98,227
50M	Synchrony Credit Card Master Trust, 2.38%, 9/15/2023	50,249
		248,861
Total Value of Asset Backed Securities (cost $1,044,298)		1,033,033
	U.S. GOVERNMENT OBLIGATIONS—2.4%
100M	U.S. Treasury Bonds, 3.125%, 8/15/2044	101,234
	U.S. Treasury Notes:
250M	0.8278%, 1/31/2018 †	250,758
600M	(TIPS), 0.625%, 1/15/2024	633,035
Total Value of U.S. Government Obligations (cost $996,138)		985,027
	U.S. GOVERNMENT AGENCY OBLIGATIONS—.8%
350M	Fannie Mae, 1.875%, 9/24/2026 (cost $347,814)	321,977
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.7%
700M	Federal Home Loan Bank, 0.47%, 2/7/2017 (cost $699,662)	699,667
	SHORT-TERM CORPORATE NOTES—.9%
	Information Technology
350M	Microsoft Corp., 0.85%, 3/28/2017 (cost $349,288) (b)	349,343
Total Value of Investments (cost $37,213,209)	99.1%	40,035,841
Other Assets, Less Liabilities	.9	364,135
Net Assets	100.0%	$40,399,976

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

(b)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 5).

†	Interest rates on adjustable rate bonds are determined and reset periodically. The interest rates shown are the rates in effect of December 31, 2016.

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust
	TIPS	Treasury Inflation-Protected Securities

172

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$24,095,925	$—	$—	$24,095,925
Corporate Bonds	—	8,334,034	—	8,334,034
Residential Mortgage-Backed
Securities	—	2,681,835	—	2,681,835
Variable and Floating Rate Notes:
Municipal Bonds		1,535,000	—	1,535,000
Asset Backed Securities	—	1,033,033	—	1,033,033
U.S. Government Obligations	—	985,027	—	985,027
U.S. Government Agency
Obligations	—	321,977	—	321,977
Short-Term U.S. Government
Agency Obligations	—	699,667	—	699,667
Short-Term Corporate Notes	—	349,343	—	349,343
Total Investments in Securities*	$24,095,925	$15,939,916	$—	$40,035,841

The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2016. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	173

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

		COVERED					GOVERNMENT
	BALANCED	CALL		EQUITY	FUND FOR		CASH	GROWTH &
	INCOME	STRATEGY		INCOME	INCOME	GOVERNMENT	MANAGEMENT	INCOME
Assets
Investments in securities and futures contracts:
At identified cost	$8,369,513	$9,601,881		$83,155,223	$97,907,421	$29,151,434	$9,047,815	$293,017,969

At value (Note 1A)	$8,552,897	$10,181,471		$115,200,933	$100,570,426	$28,711,159	$9,047,815	$473,025,103
Cash	34,362	246,425		1,855,531	545,039	678,460	118,632	2,029,157
Receivables:
Investment securities sold	—	—		700,527	103,644	5,029	—	15,823
Options contracts sold	—	1,412		—	—	—	—	—
Deposits at broker for futures contracts	83,712	—		—	—	—	—	—
Interest and dividends	48,470	14,212		198,553	1,495,834	107,520	537	703,319
Trust shares sold	2,245	56,156		58,160	54,403	7,250	880,690	55,909
Deferred Offering Cost	—	7,757		—	—	—	—	—
Other assets	288	285		4,274	3,928	1,265	407	18,257

Total Assets	8,721,974	10,507,718		118,017,978	102,773,274	29,510,683	10,048,081	475,847,568

Liabilities
Options written, at value (Note 5)	$—	$182,297	(a)	$—	$—	$—	$—	$—
Payables:
Investment securities purchased	53,766	97,158		1,189,998	1,204,332	—	—	358,414
Due to broker variation margin futures	106	—		—	—	—	—	—
Trust shares redeemed	25	142		43,985	22,473	61,878	114,649	118,082
Accrued advisory fees	4,281	6,133		74,207	64,074	14,900	—	297,501
Accrued expenses	15,006	13,982		24,486	55,077	22,756	17,201	54,126

Total Liabilities	73,184	299,712		1,332,676	1,345,956	99,534	131,850	828,123

Net Assets	$8,648,790	$10,208,006		$116,685,302	$101,427,318	$29,411,149	$9,916,231	$475,019,445

Net Assets Consist of:
Capital paid in	$8,278,317	$9,838,863		$79,663,968	$116,296,070	$30,293,155	$9,916,231	$270,043,509
Undistributed net investment income	89,444	44,665		2,293,943	4,668,188	565,319	—	7,591,426
Accumulated net realized gain (loss) on investments,
futures and options contracts	97,645	(282,117)		2,681,681	(22,199,945)	(1,007,050)	—	17,377,376
Net unrealized appreciation (depreciation) in value of
investments, futures and options contracts	183,384	606,595		32,045,710	2,663,005	(440,275)	—	180,007,134

Total	$8,648,790	$10,208,006		$116,685,302	$101,427,318	$29,411,149	$9,916,231	$475,019,445

Shares of beneficial interest outstanding (Note 2)	824,369	969,726		5,462,616	15,944,306	3,074,584	9,916,231	10,751,906

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$10.49	$10.53		$21.36	$6.36	$9.57	$1.00	$44.18
(a) Premiums received from written options $209,302

174	See notes to financial statements	175

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

			LIMITED
			DURATION
		INVESTMENT	HIGH QUALITY		REAL	SELECT	SPECIAL
	INTERNATIONAL	GRADE	BOND	OPPORTUNITY	ESTATE	GROWTH	SITUATIONS
Assets
Investments in securities:
At identified cost	$98,944,824	$61,701,448	$7,599,281	$45,784,301	$7,241,299	$45,521,916	$169,039,352

At value (Note 1A)	$124,054,839	$62,740,451	$7,532,270	$52,140,206	$7,475,637	$51,936,708	$222,486,918
Cash	973,537	633,599	285,489	782,010	251,311	519,102	1,700,442
Receivables:
Investment securities sold	—	—	—	3,956	—	—	418,144
Interest and dividends	469,076	792,988	44,471	61,694	34,501	21,211	236,683
Trust shares sold	78,011	54,456	1,570	37,547	19,740	19,941	20,338
Other assets	5,191	2,511	287	1,845	263	1,959	8,013

Total Assets	125,580,654	64,224,005	7,864,087	53,027,258	7,781,452	52,498,921	224,870,538

Liabilities
Payables:
Investment securities purchased	974,884	—	—	228,635	25,432	—	399,563
Trust shares redeemed	15,609	76,349	4,833	2,031	—	16,181	67,245
Accrued advisory fees	78,131	32,281	3,921	33,572	4,673	33,879	143,142
Accrued expenses	72,699	20,701	18,302	26,232	18,148	16,080	40,267

Total Liabilities	1,141,323	129,331	27,056	290,470	48,253	66,140	650,217

Net Assets	$124,439,331	$64,094,674	$7,837,031	$52,736,788	$7,733,199	$52,432,781	$224,220,321

Net Assets Consist of:
Capital paid in	$104,399,877	$63,563,138	$7,900,168	$46,609,377	$7,245,217	$40,016,024	$165,997,371
Undistributed net investment income	1,560,119	836,262	24,468	372,100	113,231	301,574	2,139,310
Accumulated net realized gain (loss) on investments and
foreign currency transactions	(6,595,371)	(1,343,729)	(20,594)	(600,594)	140,413	5,700,391	2,636,074
Net unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	25,074,706	1,039,003	(67,011)	6,355,905	234,338	6,414,792	53,447,566
Total	$124,439,331	$64,094,674	$7,837,031	$52,736,788	$7,733,199	$52,432,781	$224,220,321

Shares of beneficial interest outstanding (Note 2)	6,154,683	5,973,499	811,357	3,323,077	724,129	3,921,601	6,472,394

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$20.22	$10.73	$9.66	$15.87	$10.68	$13.37	$34.64

176	See notes to financial statements	177

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

	TOTAL
	RETURN
Assets
Investments in securities:
At identified cost	$37,213,209

At value (Note 1A)	$40,035,841
Cash	285,860
Receivables:
Investment securities sold	—
Interest and dividends	147,831
Trust shares sold	25,383
Other assets	1,596

Total Assets	40,496,511	This page left intentionally blank.

Liabilities
Payables:
Investment securities purchased	16,502
Trust shares redeemed	27,040
Accrued advisory fees	25,706
Accrued expenses	27,287

Total Liabilities	96,535

Net Assets	$40,399,976
Net Assets Consist of:
Capital paid in	$37,229,899
Undistributed net investment income	418,158
Accumulated net realized loss on investments	(70,713
Net unrealized appreciation in value of investments	2,822,632

Total	$40,399,976

Shares of beneficial interest outstanding (Note 2)	3,210,391

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$12.58

178	See notes to financial statements	179

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2016

		COVERED					GOVERNMENT
	BALANCED	CALL	EQUITY		FUND FOR		CASH	GROWTH
	INCOME	STRAGTEGY *	INCOME		INCOME	GOVERNMENT	MANAGEMENT	INCOME
Investment Income
Income:
Interest	$98,298	$—	$11,728		$5,638,893	$639,711	$39,310	$11,977
Dividends	92,248 (a)	124,387	3,172,300	(b)	—	—	—	11,133,474	(c)

Total income	190,546	124,387	3,184,028		5,638,893	639,711	39,310	11,145,451

Expenses (Notes 1 and 4):
Advisory fees	50,847	34,493	823,080		737,168	225,367	78,722	3,339,112
Professional fees	52,261	38,432	24,776		27,690	15,937	25,315	85,901
Custodian fees and expenses	5,147	4,151	11,910		13,324	6,910	4,051	20,439
Reports and notices to shareholders	1,550	350	16,540		15,000	6,199	3,801	52,035
Registration fees	200	1,500	200		1,301	1,301	1,302	1,300
Trustees’ fees	342	168	5,908		5,301	1,639	591	24,547
Other expenses	1,927	628	10,717		73,460	12,810	7,292	35,028

Total expenses	112,274	79,722	893,131		873,244	270,163	121,074	3,558,362
Less: Expenses waived and/or assumed (Note 4)	(10,169)	—	—		—	(45,073)	(81,503)	—
Expenses paid indirectly (Note 1G)	(471)	—	(3,046)		(4,072)	(704)	(261)	(4,337)

Net expenses	101,634	79,722	890,085		869,172	224,386	39,310	3,554,025

Net investment income	88,912	44,665	2,293,943		4,769,721	415,325	—	7,591,426

Realized and Unrealized Gain (Loss) on Investments
(Note 3):
Net realized gain (loss) on:
Investments	31,614	45,353	2,709,140		(1,100,897)	167,007	—	18,841,035
Futures contracts	69,034	—	—		—	—	—	—
Options contracts	—	(327,470)	28,811		—	—	—	—

Net realized appreciation gain (loss) on investments,
options and futures contracts	100,648	(282,117)	2,737,951		(1,100,897)	167,007	—	18,841,035

Net unrealized appreciation (depreciation) on:
Investments	233,298	579,590	8,846,824		6,756,011	(439,798)	—	16,838,008
Futures contracts	3,029	—	—		—	—	—	—
Options contracts	—	27,005	—		—	—	—	—

Net unrealized appreciation (depreciation) on investments,
options and futures contracts	236,327	606,595	8,846,824		6,756,011	(439,798)	—	16,838,008

Net gain (loss) on investments and options
contracts purchased	336,975	324,478	11,584,775		5,655,114	(272,791)	—	35,679,043

Net Increase in Net Assets Resulting
from Operations	$425,887	$369,143	$13,878,718		$10,424,835	$142,534	$—	$43,270,469

* From May 2, 2016 (commencement of operations) to December 31, 2016
(a) Net of $292 foreign taxes withheld
(b) Net of $9,431 foreign taxes withheld
(c) Net of $27,118 foreign taxes withheld

180	See notes to financial statements	181

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2016

			LIMITED
			DURATION
		INVESTMENT	HIGH QUALITY			REAL	SELECT	SPECIAL
	INTERNATIONAL	GRADE	BOND	OPPORTUNITY		ESTATE	GROWTH	SITUATIONS
Investment Income
Income:
Interest	$7,892	$2,365,006	$47,535	$5,144		$—	$295	$15,469
Dividends	2,799,441 (d)	—	—	755,068	(e)	201,198	708,987	3,756,174

Total income	2,807,333	2,365,006	47,535	760,212		201,198	709,282	3,771,643

Expenses (Notes 1 and 4):
Advisory fees	980,911	478,961	50,671	337,207		49,393	370,939	1,516,499
Professional fees	38,665	20,581	14,049	17,342		26,322	16,352	44,151
Custodian fees and expenses	67,193	6,327	4,515	20,338		5,726	5,171	16,378
Reports and notices to shareholders	16,708	8,786	3,601	6,496		3,400	8,298	25,906
Registration fees	1,287	1,301	176	1,299		200	200	1,300
Trustees’ fees	7,175	3,463	351	2,351		346	2,650	10,842
Other expenses	26,293	12,299	8,099	5,032		2,716	5,164	21,199

Total expenses	1,138,232	531,718	81,462	390,065		88,103	408,774	1,636,275
Less: Expenses waived (Note 4)	—	(95,792)	(10,134)	—		—	—	—
Expenses paid indirectly (Note 1G)	(1,728)	(1,724)	(525)	(1,953)		(136)	(1,066)	(3,942)

Net expenses	1,136,504	434,202	70,803	388,112		87,967	407,708	1,632,333

Net investment income	1,670,829	1,930,804	(23,268)	372,100		113,231	301,574	2,139,310

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on:
Investments	5,190,857	108,860	87,700	159,810		143,778	5,700,391	2,795,013
Foreign currency transactions (Note 1C)	(110,709)	—	—	—		—	—	—

Net realized gain on investments and foreign
currency transactions	5,080,148	108,860	87,700	159,810		143,778	5,700,391	2,795,013

Net unrealized appreciation (depreciation) on investments
and foreign currency transations	(12,205,192)	832,063	(39,631)	3,582,873		163,821	(3,849,242)	26,538,583

Net gain (loss) on investments and foreign
currency transactions	(7,125,044)	940,923	48,069	3,742,683		307,599	1,851,149	29,333,596

Net Increase (Decrease) in Net Assets Resulting
from Operations	$(5,454,215)	$2,871,727	$24,801	$4,114,783		$420,830	$2,152,723	$31,472,906

(d) Net of $225,339 foreign taxes withheld
(e) Net of $1,164 foreign taxes withheld

182	See notes to financial statements	183

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2016

	TOTAL
	RETURN
Investment Income
Income:
Interest	$341,694
Dividends	553,764	(f)

Total income	895,458

Expenses (Notes 1 and 4):
Advisory fees	288,213
Professional fees	16,414
Custodian fees and expenses	16,237
Reports and notices to shareholders	6,649
Registration fees	200
Trustees’ fees	2,060
Other expenses	10,371		This page left intentionally blank.

Total expenses	340,144
Less: Expenses waived (Note 4)	—
Expenses paid indirectly (Note 1G)	(1,526)

Net expenses	338,618

Net investment income	556,840

Realized and Unrealized Gain (Loss) on Investments
(Note 3):
Net realized gain on investments	276,149

Net unrealized appreciation on investments	1,711,186

Net gain on investments	1,987,335

Net Increase in Net Assets Resulting
from Operations	$2,544,175

(f) Net of $1,022 foreign taxes withheld

184	See notes to financial statements	185

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

			COVERED
			CALL
	BALANCED INCOME		STRATEGY	EQUITY INCOME		FUND FOR INCOME
Year Ended December 31	2016	2015 *	2016 **	2016	2015	2016	2015
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$88,913	$(4,469)	$44,665	$2,293,943	$2,153,067	$4,769,721	$4,823,330
Net realized gain (loss) on investments, options
and futures contracts	100,648	(1,322)	(282,117)	2,737,951	3,748,544	(1,100,897)	(4,413,836)
Net unrealized appreciation (depreciation) of
investments, options and futures contracts	236,326	(52,943)	606,595	8,846,824	(7,005,482)	6,756,011	(2,252,019)

Net increase (decrease) in net assets resulting
from operations	425,887	(58,734)	369,143	13,878,718	(1,103,871)	10,424,835	(1,842,525)

Distributions to Shareholders
Net investment income	—	—	—	(2,153,046)	(1,821,769)	(5,391,490)	(5,371,141)
Net realized gains	—	—	—	(3,734,490)	(3,844,993)	—	—

Total distributions	—	—	—	(5,887,536)	(5,666,762)	(5,391,490)	(5,371,141)

Trust Share Transactions
Proceeds from shares sold	3,355,425	5,105,056	9,997,901	3,766,513	5,315,023	2,997,139	5,334,276
Reinvestment of distributions	—	—	—	5,887,536	5,666,762	5,391,490	5,371,141
Cost of shares redeemed	(178,581)	(263)	(159,038)	(7,976,411)	(6,736,210)	(7,028,139)	(7,107,965)

Net increase from trust share transactions	3,176,844	5,104,793	9,838,863	1,677,638	4,245,575	1,360,490	3,597,452

Net increase (decrease) in net assets	3,602,731	5,046,059	10,208,006	9,668,820	(2,525,058)	6,393,835	(3,616,214)

Net Assets
Beginning of year	5,046,059	—	—	107,016,482	109,541,540	95,033,483	98,649,697

End of year †	$8,648,790	$5,046,059	$10,208,006	$116,685,302	$107,016,482	$101,427,318	$95,033,483

†Includes undistributed net investment income (deficit) of	$89,444	$(1,149)	$44,665	$2,293,943	$2,153,046	$4,668,188	$4,590,953

Trust Shares Issued and Redeemed
Sold	328,826	513,159	985,167	189,937	260,788	487,203	845,118
Issued for distributions reinvested	—	—	—	326,179	273,229	940,923	844,519
Redeemed	(17,589)	(27)	(15,441)	(400,943)	(331,942)	(1,152,181)	(1,125,292)

Net increase in trust shares outstanding	311,237	513,132	969,726	115,173	202,075	275,945	564,345

*	From November 2, 2015 (commencement of operations) to December 31, 2015.
**	From May 2, 2016 (commencement of operations) to December 31, 2016.

186	See notes to financial statements	187

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

			GOVERNMENT
	GOVERNMENT		CASH MANAGEMENT		GROWTH & INCOME		INTERNATIONAL
Year Ended December 31	2016	2015	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets From Operations
Net investment income	$415,325	$489,089	$—	$—	$7,591,426	$6,459,888	$1,670,829	$1,641,768
Net realized gain (loss) on investments and
foreign currency transactions	167,007	(326,405)	—	—	18,841,035	22,045,976	5,080,148	(39,844)
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	(439,798)	(133,306)	—	—	16,838,008	(43,062,986)	(12,205,192)	2,994,815

Net increase (decrease) in net assets resulting
from operations	142,534	29,378	—	—	43,270,469	(14,557,122)	(5,454,215)	4,596,739

Distributions to Shareholders
Net investment income	(637,207)	(691,893)	—	—	(6,459,887)	(5,622,525)	(1,623,198)	(1,462,160)
Net realized gains	—	—	—	—	(21,983,908)	(25,760,338)	—	—

Total distributions	(637,207)	(691,893)	—	—	(28,443,795)	(31,382,863)	(1,623,198)	(1,462,160)

Trust Share Transactions
Proceeds from shares sold	2,067,791	1,608,669	21,696,027	36,597,803	5,231,017	7,516,405	3,684,475	4,030,067
Reinvestment of distributions	637,207	691,893	—	—	28,443,795	31,382,863	1,623,198	1,462,160
Cost of shares redeemed	(2,575,897)	(2,572,137)	(25,738,180)	(32,616,953)	(30,568,649)	(28,469,280)	(7,482,137)	(6,209,304)

Net increase (decrease) from trust share transactions	129,101	(271,575)	(4,042,153)	3,980,850	3,106,163	10,429,988	(2,174,464)	(717,077)

Net increase (decrease) in net assets	(365,572)	(934,090)	(4,042,153)	3,980,850	17,932,837	(35,509,997)	(9,251,877)	2,417,502

Net Assets
Beginning of year	29,776,721	30,710,811	13,958,384	9,977,534	457,086,608	492,596,605	133,691,208	131,273,706

End of year †	$29,411,149	$29,776,721	$9,916,231	$13,958,384	$475,019,445	$457,086,608	$124,439,331	$133,691,208

†Includes undistributed net investment income of	$565,319	$637,207	$—	$—	$7,591,426	$6,459,887	$1,560,119	$1,623,198

Trust Shares Issued and Redeemed
Sold	212,127	164,579	21,696,027	36,597,803	127,571	167,819	176,382	188,538
Issued for distributions reinvested	65,759	70,673	—	—	759,717	678,695	80,436	67,381
Redeemed	(263,764)	(262,643)	(25,738,180)	(32,616,953)	(737,137)	(629,540)	(355,017)	(291,068)

Net increase (decrease) in trust shares outstanding	14,122	(27,391)	(4,042,153)	3,980,850	150,151	216,974	(98,199)	(35,149)

188	See notes to financial statements	189

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

			LIMITED DURATION
	INVESTMENT GRADE		HIGH QUALITY BOND		OPPORTUNITY		REAL ESTATE
Year Ended December 31	2016	2015	2016	2015	2016	2015	2016	2015 *
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$1,930,804	$1,967,576	$(23,268)	$3,975	$372,100	$185,113	$113,231	$37,714
Net realized gain (loss) on investments	108,860	386,873	87,700	(4,776)	159,810	(424,803)	143,778	30,577
Net unrealized appreciation (depreciation) of investments	832,063	(2,593,994)	(39,631)	(20,972)	3,582,873	(491,446)	163,821	70,517
Net increase (decrease) in net assets resulting
from operations	2,871,727	(239,545)	24,801	(21,773)	4,114,783	(731,136)	420,830	138,808

Distributions to Shareholders
Net investment income	(2,594,609)	(2,627,252)	(58,111)	—	(185,108)	(60,301)	(37,714)	—
Net realized gains	—	—	—	—	—	—	(33,943)	—

Total distributions	(2,594,609)	(2,627,252)	(58,111)	—	(185,108)	(60,301)	(71,657)	—

Trust Share Transactions
Proceeds from shares sold	4,240,378	4,429,133	2,545,068	3,413,609	11,416,769	16,416,999	3,064,328	5,379,891
Reinvestment of distributions	2,594,609	2,627,252	58,111	—	185,108	60,301	71,657	—
Cost of shares redeemed	(5,037,845)	(5,371,890)	(569,288)	(116,645)	(2,908,776)	(3,051,700)	(1,233,869)	(36,790)

Net increase from trust share transactions	1,797,142	1,684,495	2,033,891	3,296,964	8,693,101	13,425,600	1,902,116	5,343,101

Net increase (decrease) in net assets	2,074,260	(1,182,302)	2,000,581	3,275,191	12,622,776	12,634,163	2,251,290	5,481,909

Net Assets
Beginning of year	62,020,414	63,202,716	5,836,450	2,561,259	40,114,012	27,479,849	5,481,909	—

End of year †	$64,094,674	$62,020,414	$7,837,031	$5,836,450	$52,736,788	$40,114,012	$7,733,199	$5,481,909

†Includes undistributed net investment income of	$836,262	$1,193,267	$24,468	$14,453	$372,100	$185,108	$113,231	$37,714

Trust Shares Issued and Redeemed
Sold	393,060	408,445	261,586	351,206	782,642	1,074,011	289,558	543,588
Issued for distributions reinvested	249,722	241,253	6,016	—	13,601	3,867	7,372	—
Redeemed	(467,925)	(494,176)	(58,513)	(11,967)	(195,533)	(202,544)	(112,653)	(3,736)

Net increase in trust shares outstanding	174,857	155,522	209,089	339,239	600,710	875,334	184,277	539,852

*From May 1, 2015 (commencement of operations) to December 31, 2015.

190	See notes to financial statements	191

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	SELECT GROWTH		SPECIAL SITUATIONS		TOTAL RETURN
Year Ended December 31	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets From Operations
Net investment income	$301,574	$302,459	$2,139,310	$1,100,615	$556,840	$391,566
Net realized gain (loss) on investments	5,700,391	3,355,150	2,795,013	13,583,984	276,149	(176,397)
Net unrealized appreciation (depreciation)
of investments	(3,849,242)	(2,275,973)	26,538,583	(15,432,445)	1,711,186	(831,926)

Net increase (decrease) in net assets resulting
from operations	2,152,723	1,381,636	31,472,906	(747,846)	2,544,175	(616,757)

Distributions to Shareholders
Net investment income	(302,470)	(167,038)	(1,100,614)	(1,331,340)	(540,341)	(305,447)
Net realized gains	(3,354,825)	(2,393,572)	(13,593,030)	(9,169,641)	—	—

Total distributions	(3,657,295)	(2,560,610)	(14,693,644)	(10,500,981)	(540,341)	(305,447)

Trust Share Transactions
Proceeds from shares sold	4,743,137	5,806,585	3,401,363	4,578,638	5,072,292	11,110,483
Reinvestment of distributions	3,657,295	2,560,610	14,693,644	10,500,981	540,341	305,447
Cost of shares redeemed	(2,460,331)	(2,777,732)	(12,774,843)	(10,655,406)	(3,725,512)	(2,581,178)

Net increase from trust share transactions	5,940,101	5,589,463	5,320,164	4,424,213	1,887,121	8,834,752

Net increase (decrease) in net assets	4,435,529	4,410,489	22,099,426	(6,824,614)	3,890,955	7,912,548

Net Assets
Beginning of year	47,997,252	43,586,763	202,120,895	208,945,509	36,509,021	28,596,473

End of year †	$52,432,781	$47,997,252	$224,220,321	$202,120,895	$40,399,976	$36,509,021

†Includes undistributed net investment income of	$301,574	$302,470	$2,139,310	$1,100,614	$418,158	$338,962

Trust Shares Issued and Redeemed
Sold	371,591	409,840	112,686	136,051	421,740	908,647
Issued for distributions reinvested	305,794	180,198	534,314	307,676	47,440	24,416
Redeemed	(189,192)	(196,062)	(411,970)	(311,438)	(305,968)	(211,680)

Net increase in trust shares outstanding	488,193	393,976	235,030	132,289	163,212	721,383

192	See notes to financial statements	193

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Balanced Income Fund, Covered Call Strategy Fund (commenced operations on May 2, 2016), Equity Income Fund, Fund For Income, Government Fund, Government Cash Management Fund (formerly, Cash Management Fund), Growth & Income Fund, International Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. Each Fund is diversified except for Real Estate Fund which is non-diversified. The objective of each Fund as of December 31, 2016 is as follows:

Balanced Income Fund seeks income as its primary objective and has a secondary objective of capital appreciation.

Covered Call Strategy Fund seeks long-term capital appreciation.

Equity Income Fund seeks total return.

Fund For Income seeks high current income.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Government Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Growth & Income Fund seeks long-term growth of capital and current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Limited Duration High Quality Bond Fund seeks current income consistent with low volatility of principal.

Opportunity Fund seeks long-term capital growth.

Real Estate Fund seeks total return.

Select Growth Fund seeks long-term growth of capital.

Special Situations Fund seeks long-term growth of capital.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

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A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Government Cash Management Fund, are priced based upon evaluated prices that are provided by a pricing service. Other securities may also be priced based upon valuations that are provided by pricing services approved by the Trust’s Board of Trustees (“the Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use evaluated prices from a pricing service to fair value foreign equity securities in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Government Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

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Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities and options and futures contracts traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate, covered and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates and loan participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized in Level 3. Short-term notes that are valued at amortized cost by the Government Cash Management Fund are categorized in Level 2. Restricted securities and securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The aggregate value by input level, as of December 31, 2016, for each Fund’s investments is included following each Fund’s portfolio of investments.

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B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2016, capital loss carryovers were as follows:

				Not Subject
				to Expiration
Fund	Total	2017	2018	Long Term	Short Term
Covered Call Strategy	$278,242	$—	$—	$—	$278,242
Fund For Income	22,195,447	15,502,053	—	5,435,503	1,257,891
Government	1,006,919	—	—	140,669	866,250
International	6,224,564	5,191,811	1,032,753	—	—
Investment Grade	1,343,040	1,145,101	—	197,939	—
Limited Duration
High Quality Bond	20,594	—	—	—	20,594
Opportunity	508,062	—	—	—	508,062
Total Return	66,830	—	—	—	66,830

During the year ended December 31, 2016, the following Funds had utilized/expired capital loss carryovers of:

Fund	Utilized	Expired
Balanced Income	$1,322	$—
Fund For Income	—	3,694,844
Government	16,977	—
International	5,246,581	—
Investment Grade	—	684,231
Opportunity	190,490	—
Total Return	208,062	—

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred that year and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax

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Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013–2015, or are expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Foreign Currency Translations and Transactions—The accounting records of the International Fund (the “Fund”) are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the prevailing rates of exchange on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of spot currency transactions and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders—The Separate Accounts, which own the shares of the Funds, will receive all dividends and other distributions by them. All dividends and distributions are reinvested by the Separate Accounts in additional shares of the distributing Funds. Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Government Cash Management Fund which declares dividends, if any, from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sale losses, late loss deferrals, post-October capital losses, net operating losses and foreign currency transactions.

198

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost of securities is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Interest income on zero coupon bonds and step bonds is accrued daily at the effective interest rate. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon serves as custodian for the Funds and may provide credits against custodian charges based on uninvested cash balances of the Funds. For the year ended December 31, 2016, the Funds received credits in the amount of $19,282. Certain of the Funds reduced expenses through brokerage service arrangements. For the year ended December 31, 2016, the Balanced Income, Equity Income, Growth & Income, Opportunity, Special Situations and Total Return Funds’ expenses were reduced by a total of $6,209 under these arrangements.

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Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

2. Trust Shares—The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts for which a Fund is an investment option.

3. Security Transactions—For the year ended December 31, 2016, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

				Long-Term U.S.
		Securities		Government Obligations
	Cost of		Proceeds	Cost of	Proceeds
Fund	Purchases		of Sales	Purchases	of Sales
Balanced Income	$8,779,668		$5,796,445	$425,783	$499,701
Covered Call Strategy	16,233,617		6,677,089	—	—
Equity Income	21,389,765		24,335,015	—	—
Fund For Income	55,415,118		53,236,063	—	—
Government	19,307,492		18,964,505	9,240,594	9,090,989
Growth & Income	96,590,048		112,716,860	—	—
International	47,558,471		48,128,179	—	—
Investment Grade	26,300,247		23,296,746	987,969	1,446,098
Limited Duration
High Quality Bond	7,200,037		4,630,661	140,416	561,440
Opportunity	24,350,644		13,208,671	—	—
Real Estate	4,535,557		2,472,432	—	—
Select Growth	33,682,838		30,988,890	—	—
Special Situations	61,500,473		64,556,464	—	—
Total Return	25,587,717		22,129,904	711,338	1,611,414

200

At December 31, 2016, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Balanced Income	$8,382,569	$319,371	$152,174	$167,197
Covered Call Strategy	9,605,756	617,501	41,786	575,715
Equity Income	83,218,005	33,333,732	1,350,804	31,982,928
Fund For Income	98,480,565	2,916,479	826,618	2,089,861
Government	29,151,565	178,957	619,363	(440,406)
Growth & Income	294,424,834	186,722,107	8,121,838	178,600,269
International	99,315,632	29,009,912	4,270,705	24,739,207
Investment Grade	63,375,995	879,119	1,514,663	(635,544)
Limited Duration
High Quality Bond	7,718,886	6,846	193,462	(186,616)
Opportunity	45,876,832	7,807,962	1,544,588	6,263,374
Real Estate	7,274,009	409,043	207,415	201,628
Select Growth	45,521,916	7,754,991	1,340,199	6,414,792
Special Situations	169,201,753	57,752,487	4,467,322	53,285,165
Total Return	37,481,757	3,509,356	955,272	2,554,084

4. Advisory Fee and Other Transactions With Affiliates—Certain officers of the Trust are officers of the Trust’s investment adviser, FIMCO and its transfer agent, Foresters Investor Services, Inc. (“FIS”). Trustees of the Trust who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. Each Trustee is also reimbursed for out-of-pocket expenses in connection with his or her duties as a Trustee. For the year ended December 31, 2016, total trustee fees accrued by the Funds amounted to $67,734.

The Investment Advisory Agreement provides as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended December 31, 2016, FIMCO has voluntarily waived advisory fees in the amount of $10,169 on Balanced Income Fund, $45,073 on Government Fund, $95,792 on Investment Grade Fund and $10,134 on Limited Duration High Quality Bond Fund in order to limit the advisory fees on these Funds to .60% of their average daily net assets. During the year ended December 31, 2016, FIMCO has voluntarily waived advisory fees in the amount of $23,694 on Government Cash Management Fund and FIMCO

201

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

has voluntarily assumed $55,028 in advisory fees and $2,781 of other expenses to prevent a negative yield on the Fund’s shares. For the year ended December 31, 2016, total advisory fees accrued to FIMCO were $9,361,583 of which $239,890 was voluntarily waived by FIMCO as noted above.

Effective May 2, 2016 (commencement of operations), Ziegler Capital Management, LLC serves as investment subadviser to Covered Call Strategy Fund. Muzinich & Co., Inc. serves as investment subadviser to Fund For Income, Vontobel Asset Management, Inc. serves as investment subadviser to International Fund and Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid. At December 31, 2016, the Fund For Income held one hundred sixty-eight 144A securities with an aggregate value of $41,841,164 representing 41.3% of the Fund’s net assets, the Government Fund held one 144A security with a value of $11,704 representing .0% of the Fund’s net assets, the Investment Grade Fund held sixteen 144A securities with an aggregate value of $6,250,553 representing 9.8% of the Fund’s net assets, the Limited Duration High Quality Bond Fund held ten 144A securities with an aggregate value of $1,352,412 representing 17.3% of the Fund’s net assets and the Total Return Fund held eleven 144A securities with an aggregate value of $1,230,529 representing 3.0% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Section 4(2) securities are deemed to be liquid. At December 31, 2016, the Total Return Fund held one Section 4(2) security with a value of $349,343 representing .9% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

6. Derivatives—Some of the Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on – or “derived from” – the values of other assets, reference rates, or indices. The Funds may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap contracts, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as

202

swap contracts, are privately negotiated and entered into in the over-the-counter market (“OTC”). The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have leverage or borrowing components, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Funds’ interest. The Funds bear the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Funds. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Funds.

203

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

The following provides more information on specific types of derivatives and activity in the Funds. The use of derivative instruments by certain of the Funds for the year ended December 31, 2016 was related to the use of written options, as discussed further below.

Options Contracts—Some of the Funds may write covered call options on securities, derivative instruments, or currencies the Funds own or in which it may invest. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that the Funds may not be able to enter into a closing transaction because of an illiquid market.

Some of the Funds may also purchase call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

204

The premium amount and the number of option contracts written by the Funds during the year ended December 31, 2016, were as follows:

	Covered Call Strategy*		Equity Income
	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount
Options outstanding at
beginning of period	—	$—	—	$—
Call options written	(7,051)	(1,039,259)	(637)	(51,671)
Options exercised	123	18,618	226	22,860
Option purchased
to cover	4,687	726,694	—	—
Option expirations	842	84,645	411	28,811
Balance at
December 31, 2016	(1,399)	$(209,302)	—	$—

* From May 2, 2016 (commencement of operations)

Derivative Investment Holdings Categorized by Risk Exposure — The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Funds’ derivative contracts by primary risk exposure as of December 31, 2016:

	Asset derivatives		Liability derivatives
	Statement of Assets and		Statement of Assets and
Risk exposure category	Liabilities location	Value	Liabilities location	Value
Equity Contracts:
Covered Call Strategy	N/A	N/A	Written options, at value	$(182,297)
Equity Income	N/A	N/A	Written options, at value	$—

The following table sets forth the Funds’ realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended December 31, 2016:

Risk exposure category	Written options
Equity contracts:
Covered Call Strategy	$(327,470)
Equity Income	$28,811

205

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

The following table sets forth the Funds’ change in unrealized appreciation/(depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2016:

Risk exposure category	Covered Call Strategy	Equity Income
Option contracts	$27,005	$—

Interest Rate Futures Contracts—The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a

206

daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. Derivatives may be difficult to sell, unwind or value.

The following table summarizes the value of the Funds’ interest rate futures contracts held as of December 31, 2016, and the related location in the accompanying Statement of Operations.

Statement of Operations Location
Unrealized appreciation
Interest Rate Futures	in value of investments
Balanced Income	$3,029

The amount of realized gains and losses on interest rate futures contracts recognized by the Funds in the accompanying Statement of Operations for the year ended December 31, 2016 are summarized in the following table:

Statement of Operations
Realized Gain (Loss)	Interest Rate Futures Contracts
Balanced Income	$69,034

207

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

7. High Yield Credit Risk—The investments of Fund For Income and Investment Grade Fund in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended December 31, 2016 and 2015 were as follows:

	Distributions			Distributions
	Declared in 2016			Declared in 2015
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total
Equity Income	$2,153,046	$3,734,490	$5,887,536	$1,821,769	$3,844,993	$5,666,762
Fund For Income	5,391,490	—	5,391,490	5,371,141	—	5,371,141
Government	637,207	—	637,207	691,893	—	691,893
Growth & Income	6,459,887	21,983,908	28,443,795	8,384,208	22,998,655	31,382,863
International	1,623,198	—	1,623,198	1,462,160	—	1,462,160
Investment Grade	2,594,609	—	2,594,609	2,627,252	—	2,627,252
Limited Duration
High Quality Bond	58,111	—	58,111	—	—	—
Opportunity	185,108	—	185,108	60,301	—	60,301
Real Estate	54,199	17,458	71,657	—	—	—
Select Growth	302,470	3,354,825	3,657,295	383,817	2,176,793	2,560,610
Special Situations	1,100,614	13,593,030	14,693,644	1,466,726	9,034,255	10,500,981
Total Return	540,341	—	540,341	305,447	—	305,447

208

As of December 31, 2016, the components of distributable earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Accumulated	Capital	Other	Unrealized		Distributable
	Ordinary	Capital	Loss	Accumulated	Appreciation		Earnings
Fund	Income	Gains	Carryover	Losses*	(Depreciation)		(Deficit)**
Balanced Income	$197,362	$2,883	$—	$—	$170,228	†	$370,473
Covered Call Strategy	44,665	—	(278,242)	—	602,720	††	369,143
Equity Income	2,522,508	2,515,898	—	—	31,982,928		37,021,334
Fund For Income	5,236,834	—	(22,195,447)	—	2,089,861		(14,868,752)
Government	565,319	—	(1,006,919)	—	(440,406)		(882,006)
Growth & Income	9,371,665	17,004,002	—	—	178,600,269		204,975,936
International	1,560,120	—	(6,224,564)	—	24,703,898	†††	20,039,454
Investment Grade	2,510,120	—	(1,343,040)	—	(635,544)		531,536
Limited Duration
High Quality Bond	144,073	—	(20,594)	—	(186,616)		(63,137)
Opportunity	372,099	—	(508,062)	—	6,263,374		6,127,411
Real Estate	211,444	74,910	—	—	201,628		487,982
Select Growth	301,574	5,700,391	—	—	6,414,792		12,416,757
Special Situations	2,139,310	2,798,475	—	—	53,285,165		58,222,950
Total Return	682,823	—	(66,830)	—	2,554,084		3,170,077

    *Other accumulated losses consist of post-October loss deferrals and capital loss carryovers that cannot yet be utilized.

  **Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, foreign currency transactions and amortization of bond premium and discounts.

    † Includes futures appreciation for Balanced Income Fund in the amount of $3,031.

   †† Includes options appreciation for Covered Call Strategy Fund in the amount of $27,005.

 ††† Includes currency depreciation for International Fund in the amount of $35,309.

For the year ended December 31, 2016, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, bond premium amortization, foreign currency transactions, paydowns on securities and expiration of capital loss carryovers.

		Undistributed	Accumulated
	Capital	Ordinary	Capital
Fund	Paid In	Income	Gains (Losses)
Balanced Income	$—	$1,681	$(1,681)
Fund For Income	(3,694,844)	699,004	2,995,840
Government	—	149,994	(149,994)
International	—	(110,710)	110,710
Investment Grade	(684,232)	306,800	377,432
Limited Duration
High Quality Bond	—	91,394	(91,394)
Total Return	—	62,697	(62,697)

209

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2016

9. Litigation —The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). As with the Bondholder Plaintiffs and the Committee, the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. (All of these suits have been removed to the United States District Court for the Southern District of New York and administratively consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL Proceeding”)). On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Retiree Plaintiffs’ actions. On March 24, 2016, the Second Circuit Court of Appeals affirmed the MDL Judge’s dismissal of the various state law constructive fraudulent transfer suits. Absent a reversal by the full Second Circuit or the U.S. Supreme Court, that lawsuit is now ended. On January 9, 2017, the Tribune MDL judge granted the defendants’ motion to dismiss the Committee lawsuit alleging a single claim for intentional fraudulent transfer. An appeal of

210

that decision to the Second Circuit is expected, but has not yet been made. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $376,754 in connection with the LBO, representing 0.32% of its net assets as of December 31, 2016. The Blue Chip Fund received proceeds of $288,456 in connection with the LBO, representing 0.06% of the net assets of Growth & Income Fund as of December 31, 2016. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

10. Conversion of Cash Management Fund to Government Cash Management Fund—Effective October 3, 2016, the name of the First Investors Cash Management Fund changed to the First Investors Government Cash Management Fund and the Fund converted to a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940. As a government money market fund, the Fund has a policy to invest at least 99.5% of its total assets in U.S. Government Securities, cash and/or repurchase agreements that are collateralized fully by cash and/or U.S. Government Securities. In addition, under normal circumstances, the Fund has a policy invest, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in U.S. Government Securities and repurchase agreement collateralized fully by cash or U.S. Government Securities.

11. Subsequent Events—Subsequent events occurring after December 31, 2016 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

211

Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each year ended December 31 except as otherwise indicated.

	P E R S H A R E D A T A									R A T I O S S U P P L E M E N T A L D A T A
						Less Distributions										Ratio to Average Net
		Investment Operations				from							Ratio to Average			Assets Before Expenses
	Net Asset			Net Realized					Net Asset				Net Assets**			Waived or Assumed
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets	Expenses		Net			Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total		End of Period	Before Fee		Investment			Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gains	Distributions	of Period	Return	*	(in millions)	Credits	***	Income (Loss)	Expenses	***	Income (Loss)		Rate

BALANCED INCOME FUND
2015(d)	$10.00	$ —	(a)	$(.17)	$(.17)	—	—	—	$ 9.83	(1.70	)%††	$ 5	3.10	%†	(.70 )%†	3.25	%†	(.85	)%†	26%††
2016	9.83	.13	(a)	.53	.66	—	—	—	10.49	6.71		9	1.51		1.31	1.66		1.16		101

COVERED CALL STRATEGY FUND
2016(c)	$10.00	$ .07	(a)	$ .46	$ .53	—	—	—	$10.53	5.30	%††	$ 10	1.73	%†	.97%†	N/A		N/A		96%††

EQUITY INCOME FUND(j)
2012	$14.99	$.38		$1.29	$1.67	$.30	$—	$ .30	$16.36	11.20%		$ 74.87%			2.37%	N/A		N/A		39%
2013	16.36	.36		4.55	4.91	.38	—	.38	20.89	30.53		99.82			1.97	N/A		N/A		31
2014	20.89	.35		1.28	1.63	.36	.87	1.23	21.29	8.26		110.81			1.76	N/A		N/A		25
2015	21.29	.40	(a)	(.58)	(.18)	.35	.75	1.10	20.01	(1.03)		107.81			1.97	N/A		N/A		24
2016	20.01	.42	(a)	2.03	2.45	.40	.70	1.10	21.36	13.28		117.81			2.09	N/A		N/A		20

FUND FOR INCOME(i)
2012	$ 6.42	$.41		$ .42	$ .83	$.44	—	$ .44	$ 6.81	13.51%		$ 84.88%			6.11%	N/A		N/A		61%
2013	6.81	.36		.09	.45	.42	—	.42	6.84	6.88		95.88			5.37	N/A		N/A		56
2014	6.84	.34		(.28)	.06	.37	—	.37	6.53	.79		99.85			4.88	N/A		N/A		41
2015	6.53	.30	(a)	(.40)	(.10)	.36	—	.36	6.07	(1.85)		95.86			4.86	N/A		N/A		45
2016	6.07	.30	(a)	.34	.64	.35	—	.35	6.36	11.12		101.89			4.85	N/A		N/A		56

GOVERNMENT FUND
2012	$10.53	$.20		$ —	$ .20	$.31	—	$.31	$10.42	1.95%		$ 32.75%			2.10%	.90%		1.95%		46%
2013	10.42	.18		(.43)	(.25)	.27	—	.27	9.90	(2.47)		30.76			1.76	.91		1.61		118
2014	9.90	.18		.13	.31	.26	—	.26	9.95	3.14		31.74			1.82	.89		1.67		103
2015	9.95	.16	(a)	(.15)	.01	.23	—	.23	9.73	.04		30.75			1.62	.90		1.47		87
2016	9.73	.14	(a)	(.09)	.05	.21	—	.21	9.57	.48		29.75			1.38	.90		1.23		95

212	213

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

		P E R S H A R E D A T A								R A T I O S S U P P L E M E N T A L D A T A
						Less Distributions										Ratio to Average Net
		Investment Operations				from							Ratio to Average			Assets Before Expenses
													Net Assets**			Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset									Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets	Expenses		Net			Investment		Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total		End of Period	Before Fee		Investment			Income		Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	of Period	Return	*	(in millions)	Credits	***	Income (Loss)	Expenses	***	(Loss)		Rate

GOVERNMENT CASH MANAGEMENT FUND
2012	$ 1.00	—		—	—	—	—	—	$ 1.00	.00%		$ 12.12		%(b)	.00%	.99%		(.87	) %	N/A
2013	1.00	—		—	—	—	—	—	1.00	.00		11.10		(b)	.00	.99		(.89)		N/A
2014	1.00	—		—	—	—	—	—	1.00	.00		10.08		(b)	.00	.99		(.91)		N/A
2015	1.00	—	(a)	—	—	—	—	—	1.00	.00		14.13		(b)	.00	1.09		(.96)		N/A
2016	1.00	—	(a)	—	—	—	—	—	1.00	.00		10.38		(b)	.00	1.15		(.78)		N/A

GROWTH & INCOME FUND
2012	$28.56	$.61		$ 4.35	$ 4.96	$.44	$ —	$ .44	$33.08	17.45%		$357.80%			1.87%	N/A		N/A		21%
2013	33.08	.53		11.89	12.42	.61	—	.61	44.89	38.06		474.79			1.34	N/A		N/A		23
2014	44.89	.54		2.82	3.36	.53	.29	.82	47.43	7.65		493.78			1.18	N/A		N/A		21
2015	47.43	.60	(a)	(1.87)	(1.27)	.55	2.50	3.05	43.11	(3.12)		457.78			1.33	N/A		N/A		23
2016	43.11	.69	(a)	3.08	3.77	.61	2.09	2.70	44.18	9.88		475.79			1.67	N/A		N/A		21

INTERNATIONAL FUND
2012	$16.44	$.28		$ 3.12	$ 3.40	$.27	—	$ .27	$19.57	20.85%		$122.94%			1.53%	N/A		N/A		41%
2013	19.57	.24		1.08	1.32	.27	—	.27	20.62	6.77		128.92			1.21	N/A		N/A		35
2014	20.62	.23		.26	.49	.23	—	.23	20.88	2.39		131.92			1.10	N/A		N/A		28
2015	20.88	.26	(a)	.47	.73	.23	—	.23	21.38	3.49		134.87			1.22	N/A		N/A		27
2016	21.38	.27	(a)	(1.17)	(.90)	.26	—	.26	20.22	(4.20)		124.87			1.28	N/A		N/A		37

INVESTMENT GRADE FUND
2012	$10.86	$.43		$ .76	$ 1.19	$.48	—	$ .48	$11.57	11.23%		$ 57.70%			3.73%	.85		3.58		28%
2013	11.57	.42		(.51)	(.09)	.45	—	.45	11.03	(.80)		59.70			3.49	.85		3.34		39
2014	11.03	.42		.21	.63	.46	—	.46	11.20	5.86		63.69			2.78	.84		2.63		45
2015	11.20	.34	(a)	(.37)	(.03)	.47	—	.47	10.70	(.35)		62.68			3.12	.83		2.97		37
2016	10.70	.33	(a)	.15	.48	.45	—	.45	10.73	4.65		64.68			3.02	.83		2.87		40

LIMITED DURATION HIGH QUALITY BOND FUND
2014(f)	$10.00	$(.13)		$ (.13)	$ (.26)	$—	—	$—	$ 9.74	(2.60	)%††	$ 3	5.82	%†	(4.25)%†	5.97	%†	(4.40	)%†	11%††
2015	9.74	.01	(a)	(.06)	(.05)	—	—	—	9.69	(.51)		6	1.44		.11	1.59		(.04)		94
2016	9.69	(.03	)(a)	.09	.06	.09	—	.09	9.66	.64		8	1.06		(.34)	1.21		(.49)		78

214	215

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A									R A T I O S S U P P L E M E N T A L D A T A
						Less Distributions										Ratio to Average Net
		Investment Operations				from						Ratio to Average				Assets Before Expenses
												Net Asset **				Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net				Net	Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total	End of Period	Before Fee		Investment				Investment	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	of Period	Return *	(in millions)	Credits	***	Income (Loss	)	Expenses	***	Income	Rate

OPPORTUNITY FUND
2012(g)	$10.00	$(.05)		$ .11	$ .06	$—	$ —	$ —	$10.06	.60%††	$ 1	16.84	%†	(13.27	)%†	N/A		N/A	0	%††
2013	10.06	(.04)		4.06	4.02	—	—	—	14.08	39.96	14	2.28		(.79)		N/A		N/A	32
2014	14.08	.03		.78	.81	—	.01	.01	14.88	5.73	27	1.01		.31		N/A		N/A	31
2015	14.88	.08	(a)	(.20)	(.12)	.03	—	.03	14.73	(.81)	40.89			.53		N/A		N/A	45
2016	14.73	.12	(a)	1.09	1.21	.07	—	.07	15.87	8.26	53.87			.83		N/A		N/A	31

REAL ESTATE FUND
2015(e)	$10.00	$ .09	(a)	$ .06	$ .15	$—	$ —	$ —	$10.15	1.50%††	$ 5	2.27	%†	1.40	%†	N/A		N/A	17	%††
2016	$10.15	.18	(a)	.48	.66	.07	.06	.13	10.68	6.57	8	1.34		1.72		N/A		N/A	39

SELECT GROWTH FUND
2012	$ 8.46	$ .05		$1.08	$1.13	$.01	—	$ .01	$ 9.58	13.30%	$ 24.87%			.61%		N/A		N/A	52%
2013	9.58	.04		3.12	3.16	.05	—	.05	12.69	33.15	35.85			.43		N/A		N/A	64
2014	12.69	.05		1.66	1.71	.05	.01	.06	14.34	13.53	44.83			.43		N/A		N/A	37
2015	14.34	.09	(a)	.38	.47	.05	.78	.83	13.98	3.21	48.83			.65		N/A		N/A	43
2016	13.98	.08	(a)	.36	.44	.09	.96	1.05	13.37	4.04	52.83			.61		N/A		N/A	64

SPECIAL SITUATIONS FUND(h)
2012	$31.94	$ .34		$2.88	$3.22	$.20	$3.39	$3.59	$31.57	10.01%	$160.81%			1.07%		N/A		N/A	61%
2013	31.57	.19		9.11	9.30	.34	1.56	1.90	38.97	30.88	201.82			.53		N/A		N/A	108
2014	38.97	.22		1.82	2.04	.18	6.61	6.79	34.22	6.30	209.80			.66		N/A		N/A	41
2015	34.22	.18	(a)	(.27)	(.09)	.22	1.51	1.73	32.40	(.52)	202.80			.52		N/A		N/A	46
2016	32.40	.33	(a)	4.28	4.61	.18	2.19	2.37	34.64	16.10	224.81			1.06		N/A		N/A	31

216	217

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A											R A T I O S S U P P L E M E N T A L D A T A
						Less Distributions											Ratio to Average Net
		Investment Operations				from							Ratio to Average				Assets Before Expenses
													Net Asset **				Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets	Expenses		Net				Net	Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total		End of Period	Before Fee		Investment				Investment	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	of Period	Return	*	(in millions)	Credits	***	Income (Loss)		Expenses	***	Income	Rate

TOTAL RETURN FUND
2012(d)	$10.00	$(.05)		$(.02)	$(.07)	$—	—	$—	$ 9.93	(.70	)%††	$ 1	16.99	%†	(14.84	)%†	N/A		N/A	64	%††
2013	9.93	—		1.69	1.69	—	—	—	11.62	17.02		13	1.93		.16		N/A		N/A	14
2014	11.62	.09		.60	.69	.01	—	.01	12.30	5.97		29.96			.96		N/A		N/A	53
2015	12.30	.15	(a)	(.34)	(.19)	.13	—	.13	11.98	(1.61)		37.89			1.20		N/A		N/A	39
2016	11.98	.18	(a)	.59	.77	.17	—	.17	12.58	6.62		40.89			1.45		N/A		N/A	67

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
**	Net of expenses waived or assumed by the investment adviser (Note 4).
***	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of
New York Mellon or from brokerage service arrangements (Note 1G).
†	Annualized
††	Not annualized
(a)	Based on average shares during the period.
(b)	For each of the periods shown, FIMCO voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .60% and waived additional advisory fees and assumed other expenses to prevent a negative yield on the Funds’ shares (Note 4).
(c)	For the period May 2, 2016 (commencement of operations) to December 31, 2016.
(d)	For the period November 2, 2015 (commencement of operations) to December 31, 2015.
(e)	For the period May 1, 2015 (commencement of operations) to December 31, 2015.
(f)	For the period July 1, 2014 (commencement of operations) to December 31, 2014.
(g)	For the period December 17, 2012 (commencement of operations) to December 31, 2012.
(h)	Prior to December 17, 2012, known as Discovery Fund.
(i)	Prior to December 17, 2012, known as High Yield Fund.
(j)	Prior to September 4, 2012, known as Value Fund.

218	See notes to financial statements	219

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Life Series Funds

We have audited the accompanying statements of assets and liabilities of the fifteen Funds comprising First Investors Life Series Funds, including the portfolios of investments, as of December 31, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated thereon, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks. Where brokers or agent banks have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the fourteen Funds comprising First Investors Life Series Funds, as of December 31, 2016, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 27, 2017

220

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers *

		Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

	DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013);
Executive Vice President and President (2008-2011) of HSBC Taxpayer Financial Services.

Mary J. Barneby (1952)	Trustee	Since 11/1/12	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial
Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994)
of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe
Pierson Corporation (land holding and management services provider) (since 2004).

Arthur M. Scutro, Jr. (1941)	Trustee	Trustee since	50	None
c/o First Investors Funds,	and Chairman	1/1/06 and
Legal Department		Chairman
40 Wall Street		since 1/1/13
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

221

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers * (continued)

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Mark R. Ward (1952)	Trustee	Since 1/1/10	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008).

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES

William Lipkus (1964)	President	Since 2014	N/A	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, President and Director (since 2012), Treasurer (1999-2013), Chief Financial Officer
(1997-2013) and Chief Administrative Officer (2012-2014) of Foresters Financial Holding Company, Inc.; Director
(since 2007), Chairman (since 2012), Chief Administrative Officer (2012-2014) and Chief Financial Officer
(1998-2013) of Foresters Investment Management Company, Inc.; Director (since 2011), Chairman (since 2012),
Chief Financial Officer (1998-2013), Treasurer (1999-2013) and Chief Administrative Officer (2012-2014) of
Foresters Financial Services, Inc.; Chairman (since 2012), Director (since 2007), Chief Administrative Officer
(2012-2014) and Treasurer and Chief Financial Officer (1998-2013) of Foresters Investor Services, Inc.; Director
and Chairman (2012-2016), Vice President (1996-2014), Treasurer and Chief Financial Officer (1996-2013) and
Chief Administrative Officer (2012-2014) of Foresters Life Insurance and Annuity Company; Board of Managers
and Chairman (since 2012) and Chief Financial Officer (2012-2013) of Foresters Investors Advisory Services, LLC;
Director (since 2015) of Foresters Equity Services, Inc.; Chairman and Director (since 2016) of Foresters Asset
Management, Inc.; Chairman and Director (since 2016) of Foresters Financial Investment Management Company
of Canada, Inc.

222

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES (continued)

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o Foresters Investment
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of Foresters Investment Management Company, Inc.

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
General Counsel of Foresters Investment Management Company, Inc. and various affiliated companies since
December 2012; Assistant Counsel of Foresters Investment Management Company, Inc., (2010-2012).

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors Funds,	Compliance
Legal Department	Officer
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Compliance Officer of Foresters Investment Management Company, Inc. and of the First Investors Funds
(since 2010).

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

223

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information

Investment Adviser	Custodian
Foresters Investment Management	The Bank of New York Mellon
Company, Inc.	225 Liberty Street
40 Wall Street	New York, NY 10286
New York, NY 10005

Subadviser	Transfer Agent
(Covered Call Strategy Fund)	Foresters Investor Services, Inc.
Ziegler Capital Management, LLC	Raritan Plaza I – 8th Floor
70 W. Madison Street	Edison, NJ 08837-3920
Chicago, IL 60602

Subadviser	Independent Registered
(Fund For Income)	Public Accounting Firm
Muzinich & Co., Inc.	Tait, Weller & Baker LLP
450 Park Avenue	1818 Market Street – 24th Floor
New York, NY 10022	Philadelphia, PA 19103

Subadviser	Legal Counsel
(International Fund)	K&L Gates LLP
Vontobel Asset Management, Inc.	1601 K Street, N.W.
1540 Broadway	Washington, D.C. 20006
New York, NY 10036

Subadviser
(Select Growth Fund)
Smith Asset Management Group, L.P.
100 Crescent Court
Dallas, TX 75201

224

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the U.S. Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

There are a variety of risks associated with investing in variable life and annuity subaccounts. For all subaccounts, there is the risk that securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations. For stock subaccounts, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock subaccounts such as small-cap, global or international funds. For bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, bonds with longer maturities fluctuate more than bonds with shorter maturities in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. To the extent a subaccount uses derivatives, it will have risks associated with such use. There are also special risks associated with investing in certain types of bond subaccounts, including liquidity risk and prepayment and extension risk. You should consult the Funds’ prospectus for a precise explanation of the risks associated with your subaccounts.

225

Foresters Financial

Foresters Financial
40 Wall Street
New York, NY 10005

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LIFEAR

Item 2. Code of Ethics

As of December 31, 2016, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. There were no revisions made to the code of ethics during the year January 1, 2016 through December 31, 2016.

For the year ended December 31, 2016, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	December 31,
	-------------------------

	2016	2015

	----	----
(a) Audit Fees	$158,800	$149,350

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$54,000	$52,200

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended December 31, 2016 and 2015 were $177,650 and $169,000, respectively.

(h) Not Applicable

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies & Procedures for
Closed-End Management Investment Companies

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management
Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds

By	/S/ WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

Date:	February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/ WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

By	/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	February 27, 2017